                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2006

                          DELAWARE GROUP ADVISER FUNDS
                        Delaware Diversified Income Fund
                            Delaware U.S. Growth Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

       For more information about the Institutional Classes: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of
                 Class A Shares, Class B Shares, Class C Shares
                  and Class R Shares: Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500

     This Statement of Additional Information ("Part B") describes the shares of the  Delaware  Diversified  Income Fund and  Delaware  U.S.  Growth Fund (each a
"Fund" and  collectively,  the "Funds"),  which are series of the Delaware Group
Adviser  Funds  (the  "Trust").  Each  Fund  offers  Class  A, B, C and R Shares
(collectively,   the  "Fund  Classes")  and  Institutional   Class  Shares.  All
references  to  "shares"  or  "Classes"  in this Part B refer to all  classes of shares of the  Funds,  except  where  noted.  The Funds'  investment  advisor is
Delaware Management Company, a series of Delaware Management Business Trust (the
"Manager").

     This  Part  B  supplements  the   information   contained  in  the  current
Prospectuses for the Funds, each dated February 28, 2006, as they may be amended from time to time. This Part B should be read in conjunction with the applicable
Prospectus.  Part B is  not  itself  a  Prospectus  but  is,  in  its  entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your  investment  dealer or by contacting the Funds' national distributor,  Delaware  Distributors,  L.P.  (the  "Distributor"),  at the above address or by calling the above phone numbers. The Funds' financial  statements, the notes  relating  thereto,  the  financial  highlights  and the report of the independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained,  without  charge,  by calling 800
523-1918.

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                                TABLE OF CONTENTS
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                                 Page                                Page
-------------------------------- ------ -----------------------------------
Cover Page                        1     Purchasing Shares             39
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Fund History                      2     Investment Plans              50
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Investment Restrictions           2     Determining Offering Price
                                        and Net Asset Value           53
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Investment Strategies and Risks   5     Redemption and Exchange       54
-------------------------------- ------ -----------------------------------
Disclosure of Portfolio Holdings 19     Dividends, Distributions and
                                        Taxes                         60
-------------------------------- ------ -----------------------------------
Management of the Trust          20     Performance Information       67
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Investment Manager and Other
Service Providers                28     Financial Statements          67
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Portfolio Managers               33     Principal Holders             67
-------------------------------- ------ -----------------------------------
Trading Practices and Brokerage  36     Appendix A - Description of
                                        Ratings                       71
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Capital Stock                    37
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                                  FUND HISTORY

     The Trust was originally  organized as a Maryland corporation on August 10,
1993 and was subsequently  reorganized as a Delaware statutory trust on November
23, 1999.

Classification
     The  Trust  is an  open-end  management  investment  company.  Each  Fund's portfolio of assets is diversified  as defined by the Investment  Company Act of
1940, as amended (the "1940 Act").

                             INVESTMENT RESTRICTIONS

Investment Objective
     Each Fund's  investment  objective is  non-fundamental,  and may be changed without shareholder  approval.  However,  the Board of Trustees must approve any changes  to  non-fundamental  investment  objectives  and  a  Fund  will  notify shareholders prior to a material change in the Fund's objective.

Fundamental Investment Restrictions
     Each Fund has adopted the  following  restrictions  which cannot be changed without  approval by the  holders of a  "majority"  of each  Fund's  outstanding shares,  which is a vote by the  holders  of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting,  if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Funds shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and
Exchange Commission ("SEC") staff  interpretation  thereof) of their investments in the securities of issuers  primarily  engaged in the same industry,  provided that this  restriction  does not limit each Fund from  investing in  obligations issued or guaranteed by the U.S. Government,  its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other issuers,  except that each Fund may engage in transactions involving the acquisition, disposition or resale of their portfolio securities,  under circumstances where they may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933" Act).

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Funds from  investing  in issuers  that  invest,  deal or  otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Funds from  engaging in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided that this  restriction  does not prevent the Funds from purchasing debt obligations,  entering into repurchase agreements,  loaning their assets to  broker/dealers  or  institutional  investors  and  investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restrictions

     In  addition  to  the  fundamental  policies  and  investment  restrictions described above, and the various general  investment  policies  described in the
Prospectuses,   the  Funds  will  be  subject   to  the   following   investment
restrictions,  which are  considered  non-fundamental  and may be changed by the
Board of Trustees without shareholder approval.

     1.  Each  Fund is  permitted  to  invest  in  other  investment  companies, including  open-end,  closed-end or unregistered  investment  companies,  either within  the  percentage  limits  set  forth in the 1940  Act,  any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in  connection  with a  merger,  reorganization,  consolidation  or other similar transaction. However, the Delaware U.S. Growth Fund may not operate as a
"fund of funds"  which  invests  primarily  in the  shares  of other  investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own
shares are utilized as investments by such a "fund of funds."

     2. A Fund may not  invest  more than 15% of its net  assets  in  securities which it cannot sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

     3. A Fund normally may not purchase any security (other than obligations of the U.S.  Government,  its agencies or  instrumentalities)  if as a result, with respect to 75% of the Fund's  total  assets,  more than 5% of the Fund's  assets
(determined at the time of investment) would then be invested in securities of a single issuer.

     4. A Fund may not purchase any  securities  (other than  obligations of the
U.S. Government,  its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets  (determined  at the time of investment)
would be invested in the  securities  of one or more  issuers  conducting  their principal  business  activities in the same industry,  provided that there is no limitation  with respect to money market  instruments  of domestic  banks,  U.S.
branches of foreign banks that are subject to the same regulations as U.S. banks and foreign  branches of domestic  banks  (provided  that the  domestic  bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its  instruments  for any  reason).  Foreign  governments,  including agencies  and  instrumentalities  thereof,  and  each of the  electric  utility, natural gas  distribution,  natural gas pipeline,  combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose.

     5. A Fund may not buy or sell  real  estate,  interests  in real  estate or commodities  or  commodity  contracts;  however,  a  Fund  may  invest  in  debt securities secured by real estate or interests  therein,  or issued by companies which  invest  in real  estate  or  interests  therein,  including  real  estate investment  trusts,  and may  purchase  or sell  currencies  (including  forward currency contracts) and financial futures contracts and options thereon.

     6. A Fund may not engage in the  business  of  underwriting  securities  of other issuers,  except to the extent that the disposal of an investment position may  technically  cause the Fund to be considered an underwriter as that term is defined under the 1933 Act.

     7. A Fund may not make loans in an aggregate  amount in excess of one-third of the Fund's total  assets,  taken at the time any loan is made,  provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction.

     8. A Fund may not  make  short  sales of  securities  or  maintain  a short position if, when added  together,  more than 25% of the value of the Fund's net assets  would be: (i)  deposited as  collateral  for the  obligation  to replace securities  borrowed to effect  short  sales and (ii)  allocated  to  segregated accounts in connection with short sales.

     9. A Fund  may not  borrow  money,  except  from  banks  for  temporary  or emergency purposes not in excess of one-third of the value of the Fund's assets, and except that the Fund may enter into reverse repurchase agreements and engage in "roll"  transactions,  provided that reverse  repurchase  agreements,  "roll"
transactions and any other transactions  constituting  borrowing by the Fund may not exceed  one-third of the Fund's  total  assets and if the Fund's  borrowing, including reverse repurchase  agreements,  exceeds 5% of the value of the Fund's total assets, it will not purchase any additional securities.

     10. A Fund may not  invest  in  securities  of other  investment  companies except as may be acquired as part of a merger, consolidation,  reorganization or acquisition  of assets and except that the Fund may invest up to 5% of its total assets in the  securities of any one  investment  company,  but may not own more than 3% of the securities of any  investment  company or invest more than 10% of its total assets in the securities of other investment companies.

     11. A Fund may not make  investments for the purpose of exercising  control or management.

     12. A Fund may not invest in  securities of any issuer if, to the knowledge of the Trust,  any officer or Trustee of the Trust or the Manager owns more than
1/2 of 1% of the  outstanding  securities of such issuer,  and such officers and
Trustees  who own more than 1/2 of 1% own in the  aggregate  more than 5% of the outstanding securities of such issuer.

     With respect to the Delaware U.S. Growth Fund only, the Fund may not:

     1.  Purchase any security if as a result the Fund would then have more than
5% of its  total  assets  (determined  at the time of  investment)  invested  in securities of companies (including predecessors) less than three years old; or

     2. Purchase  illiquid  securities or other  securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

     In order to comply with  certain  state "blue sky"  restrictions,  Delaware
U.S. Growth Fund will not as a matter of operating policy:

     1. Invest in oil, gas and mineral leases or programs;

     2.  Purchase  warrants if as a result the Fund would then have more than 5%
of its net assets  (determined at the time of investment)  invested in warrants.
Warrants  will be  valued  at the  lower of cost or  market  and  investment  in warrants  which are not listed on the New York Stock  Exchange or American Stock
Exchange will be limited to 2% of the net assets of the Fund  (determined at the time of investment).  For the purpose of this limitation,  warrants  acquired in units or attached to securities are deemed to be without value;

     3. In connection with  investment  restriction  number 10 above,  invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

     4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason  thereof  the value of its  aggregate  investment  in such  classes of securities will exceed 5% of its total assets.

Portfolio Turnover
     Portfolio trading will be undertaken  principally to accomplish each Fund's investment  objective.  The Funds are free to dispose of portfolio securities at any time,  subject to complying with the Internal Revenue Code and the 1940 Act, when changes in  circumstances or conditions make such a move desirable in light of a Fund's  investment  objective.  The Funds will not attempt to achieve or be limited to a  pre-determined  rate of portfolio  turnover.  Such turnover always will be  incidental  to  transactions  undertaken  with a view to achieving  the
Fund's investment objective.

     The degree of portfolio activity may affect brokerage costs of the Fund and taxes payable by the Fund's  shareholders.  A turnover rate of 100% would occur, for example,  if all the investments in a Fund's portfolio held at the beginning of the year were replaced by the end of the year, or if a single  investment was frequently  traded.  In investing to achieve their  investment  objectives,  the
Funds may hold  securities for any period of time. The turnover rate also may be affected by cash requirements from redemptions and exchanges of Fund shares. The
Funds may also be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover

can be expected to exceed 100%. In particular,  Delaware Diversified Income Fund has, in the past,  experienced  portfolio turnover rates that were significantly in excess of 100%.

     The portfolio  turnover rate tells you the amount of trading  activity in a fund's  portfolio.  A turnover rate of 100% would occur if, for example,  a fund bought and sold all of the  securities in its portfolio  once in the course of a year or frequently traded a single security.  A high rate of portfolio  turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

     For the fiscal years ended October 31, 2004 and 2005, the Funds'  portfolio turnover rates were as follows:

--------------------------------- ------------------- --------------------
Fund                                     2004                2005
--------------------------------- ------------------- --------------------
Delaware Diversified Income Fund         458%                417%
--------------------------------- ------------------- --------------------
Delaware U.S. Growth Fund                158%                 65%
--------------------------------- ------------------- --------------------

                         INVESTMENT STRATEGIES AND RISKS

     The Funds' investment objectives, strategies and risks are described in the
Prospectuses.  Certain additional  information is provided below. All investment strategies  of  the  Funds  are  non-fundamental  and  may  be  changed  without shareholder approval, except those identified below as fundamental restrictions.

Bank Obligations
     Certificates  of deposit ("CDs") are short-term  negotiable  obligations of commercial banks; time deposits ("TDs") are non-negotiable  deposits  maintained in banking  institutions for specified periods of time at stated interest rates;
and bankers'  acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

     Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general  obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government  regulation.
Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks.  These risks include foreign economic and political  developments,  foreign  governmental  restrictions that may adversely affect payment of principal and interest on the  obligations,  foreign  exchange controls and foreign  withholding  and other taxes on interest  income.  Foreign branches of domestic  banks are not  necessarily  subject to the same or similar regulatory  requirements that apply to domestic banks, such as mandatory reserve
requirements,   loan  limitations,   and  accounting,   auditing  and  financial
recordkeeping  requirements.  In  addition,  less  information  may be  publicly available  about a foreign branch of a domestic bank than about a domestic bank.
CDs  issued  by  wholly  owned  Canadian  subsidiaries  of  domestic  banks  are guaranteed  as to repayment of principal  and interest  (but not as to sovereign risk) by the domestic parent bank.

     Obligations   of  domestic   branches  of  foreign  banks  may  be  general
obligations  of the parent bank in addition  to the  issuing  branch,  or may be limited by the terms of a specific obligation and by governmental  regulation as well as  governmental  action in the country in which the  foreign  bank has its head  office.  A domestic  branch of a foreign  bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal
Reserve  System or by the state in which the  branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the
Currency and branches  licensed by certain states ("State  Branches") may or may not be required  to: (i) pledge to the  regulator  by  depositing  assets with a designated  bank  within the state,  an amount of its assets  equal to 5% of its total liabilities;  and (ii) maintain assets within the state in an amount equal to a specified  percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its State

Branches.  The deposits of State Branches may not  necessarily be insured by the
FDIC. In addition,  there may be less  publicly  available  information  about a domestic branch of a foreign bank than about a domestic bank.

     In view of the foregoing  factors  associated  with the purchase of CDs and
TDs issued by foreign  branches  of domestic  banks or by  domestic  branches of foreign  banks,  the Manager  will  carefully  evaluate  such  investments  on a case-by-case basis.

     Savings and loan associations whose CDs may be purchased by either Fund are supervised  by the Office of Thrift  Supervision  and are insured by the Savings
Association  Insurance Fund,  which is administered by the FDIC and is backed by the full faith and credit of the U.S. Government.  As a result, such savings and loan associations are subject to regulation and examination.

Combined Transactions
     The Funds may enter into multiple transactions,  including multiple options transactions,  multiple futures  transactions,  multiple  currency  transactions
(including  forward currency  contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions
("component" transactions), instead of a single transaction, as part of a single or combined  strategy  when,  in the opinion of the  Manager,  it is in the best interests  of a Fund to do so.  A  combined  transaction  will  usually  contain elements  of risk  that  are  present  in each  of its  component  transactions.
Although combined  transactions are normally entered into based on the Manager's judgment  that the  combined  strategies  will  reduce  risk or  otherwise  more effectively  achieve the desired portfolio  management goal, it is possible that the combination  will instead  increase such risks or hinder  achievement of the portfolio management objective.

Convertible Securities
     Delaware  U.S.  Growth  Fund may  invest in  securities  that  either  have warrants  or  rights  attached  or  are  otherwise  convertible  into  other  or additional  securities.  A  convertible  security is  typically  a  fixed-income security (a bond or  preferred  stock) that may be  converted  at a stated price within a specified  period of time into a  specified  number of shares of common stock of the same or a different  issuer.  Convertible  securities are generally senior to common  stocks in a  corporation's  capital  structure but are usually
subordinated   to  similar   non-convertible   securities.   While  providing  a
fixed-income  stream (generally higher in yield than the income derivable from a common  stock  but  lower  than  that  afforded  by  a  similar  non-convertible security),  a  convertible  security  also affords an investor the  opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market  price  advance in the common  stock  underlying  the  convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its  "conversion  value" (i.e.,  its value upon  conversion  into its underlying common stock). While no securities investment is without some risk,  investments in convertible  securities  generally  entail less risk than  investments in the common stock of the same issuer.

Credit Default Swaps
     The  Delaware  Diversified  Income Fund may enter into credit  default swap
("CDS")  contracts to the extent  consistent with its investment  objectives and strategies.  A CDS  contract  is a  risk-transfer  instrument  (in the form of a derivative  security)  through which one party (the  "purchaser of  protection")
transfers to another party (the "seller of protection")  the financial risk of a
Credit  Event (as  defined  below),  as it  relates  to a  particular  reference security  or  basket of  securities  (such as an  index).  In  exchange  for the protection  offered by the seller of  protection,  the  purchaser of  protection agrees to pay the seller of protection a periodic  premium.  In the most general sense,  the benefit for the  purchaser of  protection is that, if a Credit Event should occur,  it has an agreement  that the seller of  protection  will make it whole in return for the transfer to the seller of  protection  of the  reference security or securities.  The benefit for the seller of protection is the premium income it receives.  The Fund might use CDS  contracts to limit or to reduce the risk  exposure of the Fund to defaults of the issuer or issuers of its  holdings
(i.e.,  to reduce risk when the Fund owns or has  exposure to such  securities).
The Fund also might use CDS  contracts to create or vary  exposure to securities or markets.

     CDS transactions may involve general market, illiquidity,  counterparty and credit risks. CDS prices may

also be subject to rapid movements in response to news and events  affecting the underlying securities.  The aggregate notional amount (typically,  the principal amount of the reference security or securities) of the Fund's investments in the
CDS contracts  will be limited to 15% of its total net assets.  As the purchaser or seller of  protection,  the Fund may be required to  segregate  cash or other liquid assets to cover its obligations under certain CDS contracts.

     As the seller of protection  in a CDS contract,  the Fund would be required to pay the par (or other  agreed-upon)  value of a reference security (or basket of  securities)  to the  counterparty  in the  event of a  default,  bankruptcy, failure to pay, obligation  acceleration,  modified restructuring or agreed upon event (each of these events is a "Credit Event").  If a Credit Event occurs, the
Fund  generally  would  receive the security or  securities  to which the Credit
Event  relates in return  for the  payment  to the  purchaser  of the par value.
Provided  that  no  Credit  Event  occurs,  the  Fund  would  receive  from  the counterparty  a periodic  stream of  payments  over the term of the  contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS  contract,  the Fund would have no delivery  requirement  or payment obligation to the purchaser of protection.  As the seller of protection, the Fund would have credit  exposure  to the  reference  security  (or basket of securities).  The Fund will not sell  protection  in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the  purchaser of  protection  in a CDS  contract,  the Fund would pay a premium to the seller of protection.  In return,  the Fund would be protected by the seller of  protection  from a Credit  Event on the  reference  security  (or basket of securities).  A risk in this type of transaction is that the seller of protection  may fail to satisfy its payment  obligations to the Fund if a Credit
Event should occur.  This risk is known as counterparty risk and is described in further detail below.

     If the  purchaser of  protection  does not own the  reference  security (or basket of  securities),  the purchaser of protection may be required to purchase the reference  security (or basket of  securities) in the case of a Credit Event on the  reference  security  (or  basket of  securities).  If the  purchaser  of protection  cannot  obtain the  security  (or basket of  securities),  it may be obligated to deliver a security (or basket of  securities)  that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually  negotiated.  The term of a CDS contract, assuming no Credit Event occurs,  is typically  between two and five years.  CDS
contracts   may  be  unwound   through   negotiation   with  the   counterparty.
Additionally,  a CDS contract may be assigned to a third party.  In either case, the  unwinding  or  assignment  involves  the  payment  or receipt of a separate payment by the Fund to terminate the CDS contract.

     A  significant  risk in CDS  transactions  is the  creditworthiness  of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default  by a  counterparty  who is a  purchaser  of  protection,  the  Fund's potential loss is the agreed upon periodic stream of payments from the purchaser of  protection.  If there is a  default  by a  counterparty  that is a seller of protection, the Fund's potential loss is the failure to receive the par value or other agreed upon value from the seller of  protection  if a Credit Event should occur.  CDS  contracts do not involve the delivery of collateral to support each party's  obligations;  therefore,  the Fund will only have contractual  remedies against the counterparty pursuant to the CDS agreement.  As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency.
The Fund  thus  assumes  the risk  that it will be  delayed  or  prevented  from obtaining payments owed to it.

Eurodollar Instruments
     Each  Fund may  make  investments  in  Eurodollar  instruments.  Eurodollar instruments  are U.S.  dollar-denominated  futures  contracts or options thereon which are  linked to the  London  Interbank  Offered  Rate  ("LIBOR"),  although foreign  currency-denominated  instruments  are  available  from  time to  time.
Eurodollar  futures  contracts enable  purchasers to obtain a fixed rate for the lending of funds and  sellers to obtain a fixed rate for  borrowings.  Each Fund might use  Eurodollar  futures  contracts  and options  thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Foreign Currency Transactions
     Each  Fund may hold  foreign  currency  deposits  from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering  into forward  contracts to purchase or sell  foreign  currencies  at a future date and price.  Forward  contracts  generally are traded in an interbank market  conducted  directly  between  currency traders (usually large commercial banks)  and their  customers.  The  parties to a forward  contract  may agree to offset or terminate the contract  before its maturity,  or may hold the contract to maturity and complete the contemplated currency exchange.

     Foreign Currency Options: The Funds may purchase U.S.  exchange-listed call and put  options  on foreign  currencies.  Such  options  on foreign  currencies operate  similarly to options on securities.  Options on foreign  currencies are affected by all of those  factors  that  influence  foreign  exchange  rates and investments generally.

     The value of a foreign  currency  option is dependent upon the value of the foreign  currency  and the  U.S.  dollar,  and may have no  relationship  to the investment merits of a foreign security.  Because foreign currency  transactions occurring in the interbank  market  involve  substantially  larger  amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

     There is no  systematic  reporting  of last sale  information  for  foreign currencies  and there is no regulatory  requirement  that  quotations  available through  dealer or other  market  sources be firm or revised on a timely  basis.
Available  quotation  information  is  generally  representative  of very  large transactions in the interbank market and thus may not reflect relatively smaller transactions  (less than $1  million)  where  rates may be less  favorable.  The interbank market in foreign currencies is a global,  around-the-clock market. To the extent that the U.S.  options  markets are closed  while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

     Foreign  Currency  Conversion:  Although  foreign  exchange  dealers do not charge a fee for  currency  conversion,  they do  realize a profit  based on the difference  (the  "spread")  between prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign currency to the
Fund at one rate,  while  offering a lesser rate of exchange  should either Fund desire to resell that currency to the dealer.

Foreign Investments
     Each Fund may invest up to 20% of its assets in foreign securities. Foreign investments can involve  significant  risks in addition to the risks inherent in
U.S. investments.  The value of securities  denominated in or indexed to foreign currencies,  and of dividends  and  interest  from such  securities,  can change significantly when foreign currencies  strengthen or weaken relative to the U.S.
dollar.  Foreign  securities markets generally have less trading volume and less liquidity than U.S.  markets,  and prices on some foreign  markets can be highly
volatile.   Many  foreign  countries  lack  uniform  accounting  and  disclosure standards  comparable to those applicable to U.S. companies,  and it may be more difficult  to  obtain  reliable  information  regarding  an  issuer's  financial condition and operations. In addition, the costs of foreign investing, including withholding  taxes,  brokerage  commissions,  and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less  protection to investors than U.S.  markets.
Foreign  issuers,  brokers,  and  securities  markets  may be  subject  to  less government  supervision.  Foreign  security trading  practices,  including those involving  the  release of assets in advance of payment,  may involve  increased risks in the event of a failed trade or the insolvency of a  broker-dealer,  and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing  abroad also involves  different  political  and economic  risks.
Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S.  investors,  including the possibility of expropriation or
nationalization  of  assets,   confiscatory   taxation,   restrictions  on  U.S.
investment or on the ability to repatriate assets

or convert currency into U.S. dollars, or other government  intervention.  There may be a greater  possibility  of  default  by  foreign  governments  or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political,  economic, or social instability,  military action or unrest,  or adverse  diplomatic  developments.  There is no  assurance  that the
Manager will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in
developing   countries.   Developing  countries  may  have  relatively  unstable
governments,  economies based on only a few industries,  and securities  markets that trade a small number of securities.

     Each Fund may invest in foreign  securities  that  impose  restrictions  on transfer  within  the  United  States or to U.S.  persons.  Although  securities subject to transfer  restrictions  may be  marketable  abroad,  they may be less liquid than  foreign  securities  of the same class that are not subject to such restrictions.

     American  Depositary  Receipts and European Depositary Receipts ("ADRs" and
"EDRs")  are  certificates  evidencing  ownership  of shares of a  foreign-based issuer held in trust by a bank or similar  financial  institution.  Designed for use in U.S. and European  securities  markets,  respectively,  ADRs and EDRs are alternatives  to the purchase of the  underlying  securities  in their  national markets and currencies.

Forward Foreign Currency Exchange Contracts
     When  dealings in forward  contracts,  each Fund will be limited to hedging involving  either  specific  transactions  or portfolio  positions.  Transaction hedging is the  purchase or sale of forward  contracts  with respect to specific receivables or payables of the Funds  generally  arising in connection  with the purchase  or sale of its  portfolio  securities  and  accruals  of  interest  or dividends  receivable  and  Fund  expenses.  Position  hedging  is the sale of a foreign  currency with respect to portfolio  security  positions  denominated or quoted in that  currency.  The Funds may not  position  hedge with  respect to a particular  currency  for an amount  greater  than the  aggregate  market  value
(determined at the time of making any sale of a forward  contract) of securities held in its portfolio  denominated or quoted in, or currently  convertible into, such currency.

     When  each  Fund  enters  into a  contract  for the  purchase  or sale of a security  denominated in a foreign  currency,  or when each Fund anticipates the receipt in a foreign  currency of dividends  or interest  payments on a security which it holds,  the Funds may desire to "lock in" the U.S.  dollar price of the security or the U.S. dollar  equivalent of such dividend or interest  payment as the case may be. By  entering  into a  forward  contract  for a fixed  amount of dollars for the purchase or sale of the amount of foreign  currency  involved in the underlying transactions,  each Fund will be able to protect itself against a possible loss resulting from an adverse change in the  relationship  between the
U.S. dollar and the subject foreign  currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally,  when the Manager  believes that the currency of a particular foreign country may suffer a substantial  decline against the U.S. dollar,  each
Fund may enter into a forward  contract for a fixed  amount of dollars,  to sell the amount of  foreign  currency  approximating  the value of some or all of the securities of each Fund denominated in such foreign currency.

     The Funds may use currency  forward  contracts to manage currency risks and to facilitate  transactions  in foreign  securities.  The  following  discussion summarizes  the  principal  currency  management  strategies  involving  forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's  settlement  date. This technique  is  sometimes  referred to as a  "settlement  hedge" or  "transaction hedge." The Manager expects to enter into settlement hedges in the normal course of  managing  the Fund's  foreign  investments.  Each Fund could also enter into forward  contracts  to purchase or sell a foreign  currency in  anticipation  of future purchases or sales of

securities  denominated in foreign  currency,  even if the specific  investments have not yet been selected by the Manager.

     The Funds may also use forward  contracts to hedge against a decline in the value of existing investments  denominated in foreign currency.  For example, if the Funds owned securities denominated in pounds sterling, it could enter into a forward  contract  to sell pounds  sterling in return for U.S.  dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a  "position  hedge")  would tend to offset  both  positive  and  negative currency fluctuations, but would not offset changes in security values caused by other  factors.  Each Fund  could  also hedge the  position  by selling  another currency expected to perform similarly to the pound sterling -- for example,  by entering into a forward contract to sell Euros in return for U.S. dollars.  This type of hedge,  sometimes referred to as a "proxy hedge," could offer advantages in terms of cost,  yield,  or efficiency,  but generally will not hedge currency exposure as  effectively as a simple hedge into U.S.  dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions,  SEC guidelines require mutual funds to set aside cash and appropriate  liquid assets in a segregated  custodian  account to cover currency  forward  contracts.  As  required  by SEC  guidelines,  the Funds will segregate assets to cover currency forward  contracts,  if any, whose purpose is essentially  speculative.  The Funds will not segregate  assets to cover forward contracts,  including  settlement  hedges,  position  hedges,  and proxy hedges.
Successful use of forward currency  contracts will depend on the Manager's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Funds if  currencies do not perform as the Manager anticipates.  For example, if a currency's value rose at a time when the Manager had hedged the Funds by selling that currency in exchange for dollars, the Funds would be unable to participate in the  currency's  appreciation.  If the Manager hedges currency exposure through proxy hedges,  the Funds could realize currency losses  from the hedge  and the  security  position  at the same time if the two currencies do not move in tandem. Similarly, if the Manager increases the Funds'
exposure to a foreign  currency,  and that currency's value declines,  each Fund will realize a loss.  There is no assurance  that the  Manager's  use of forward currency contracts will be advantageous to each Fund or that it will hedge at an appropriate time.

Futures Contracts and Options Thereon
     A futures  contract is an  agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific  dollar amount times the  difference  between the value of a specific fixed-income  security  or index at the  close  of the last  trading  day of the contract and the price at which the agreement is made.  No physical  delivery of the underlying  securities is made.  When the futures  contract is entered into, each  party  deposits  with  a  broker  or  in a  segregated  custodial  account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker,  called  "variation  margin," will be made on a daily basis as the price of the underlying security or index fluctuates,  making the long and short positions in the futures  contracts more or less valuable,  a process  known as  "marking  to  market."  In the  case of  options  on  futures contracts,  the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period,  to assume a position in the futures  contract (a long position if the option is a call and a short  position  if the option is a put).  If the option is  exercised  by the holder before the last trading day during the option  period,  the option writer delivers the futures  position,  as well as any balance in the writer's  futures margin  account.  If it is exercised on the last trading day, the option  writer delivers to the option holder cash in an amount equal to the difference  between the option  exercise  price and the closing  level of the  relevant  security or index on the date the option expires.

     Each Fund intends to engage in futures  contracts and options  thereon as a hedge  against  changes,  resulting  from  market  conditions,  in the  value of securities  which are held by each Fund or which each Fund  intends to purchase, in accordance  with the rules and  regulations of the Commodity  Futures Trading
Commission  ("CFTC").  Additionally,  each Fund may  write  options  on  futures contracts to realize through the receipt of premium income a greater return than would be realized in each Fund's portfolio securities alone.

                                       10

     Risks of  Transactions  in Futures  Contracts:  There are several  risks in connection with the use of futures contracts as a hedging device. Successful use of  futures  contracts  by each Fund is  subject  to the  ability  of the Funds'
Manager to correctly  predict  movements in the  direction of interest  rates or changes in market  conditions.  These predictions  involve skills and techniques that may be different  from those  involved in the  management  of the portfolio being  hedged.  In  addition,  there can be no  assurance  that  there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities  that are the subject of the hedge.
A decision of whether,  when and how to hedge involves the exercise of skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although  each  Fund  will  purchase  or  sell  futures  contracts  only on exchanges where there appears to be an adequate  secondary  market,  there is no assurance  that a liquid  secondary  market on an  exchange  will  exist for any particular  contract or at any  particular  time.  Accordingly,  there can be no assurance that it will be possible,  at any particular  time, to close a futures position.  In the event  each Fund  could not close a futures  position  and the value of such position declined, each Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio  securities,  such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the  securities,  if any,  may  partially or  completely  offset losses on the futures  contract.  However,  there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     The hours of  trading  of futures  contracts  may not  conform to the hours during which each Fund may trade the underlying  securities.  To the extent that the futures markets close before the securities  markets,  significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

High-Yield, High Risk Debt Securities
     The Funds may purchase  securities that are rated lower than Baa by Moody's
Investors  Service,  Inc.  ("Moody's")  or lower  than BBB by  Standard & Poor's
("S&P").  These  securities are often  considered to be speculative  and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience  significant  price  fluctuation due to changes in the issuer's  creditworthiness.  Market prices of these securities may fluctuate more than higher-rated debt securities and may decline  significantly in periods of general  economic  difficulty,  which may follow  periods of rising  interest rates.  While the market for high yield  corporate  debt  securities has been in existence  for many years and has weathered  previous  economic  downturns,  the market in recent years has  experienced a dramatic  increase in the  large-scale use of such  securities  to fund highly  leveraged  corporate  acquisitions  and restructurings.  Accordingly,  past  experience  may  not  provide  an  accurate indication  of future  performance  of the high  yield bond  market,  especially during periods of economic  recession.  See Appendix A - Description of Ratings"
in this Part B.

     The market for  lower-rated  securities  may be less  active  than that for higher-rated  securities,  which can adversely  affect the prices at which these securities can be sold. If market quotations are not available, these securities will be  valued  in  accordance  with  procedures  established  by the  Board of
Trustees,  including the use of third-party  pricing services.  Judgment plays a greater role in valuing high yield  corporate debt  securities  than is the case for  securities  for which more external  sources for  quotations  and last-sale information are available.  Adverse publicity and changing investor  perceptions may affect the ability of outside  pricing  services  used by the Funds to value its portfolio  securities and the Funds' ability to dispose of these lower-rated debt securities.

     Since the risk of  default  is higher  for  lower-quality  securities,  the
Manager's  research  and credit  analysis  is an integral  part of managing  any securities of this type held by each Fund. In considering  investments  for each
Fund,  the Manager  will  attempt to  identify  those  issuers of  high-yielding securities whose financial condition is adequate to meet future obligations, has improved,  or is  expected  to improve in the  future.  The  Manager's  analysis focuses on  relative  values  based on such  factors  as  interest  or  dividend coverage, asset coverage,  earnings prospects, and the experience and managerial strength of the issuer.  There can be no assurance that such analysis will prove accurate.

                                       11

     Each Fund may choose,  at its expense or in  conjunction  with  others,  to pursue litigation or otherwise exercise its rights as security holder to seek to protect the  interests of security  holders if it  determines  this to be in the best interest of shareholders.

Illiquid Securities
     The Delaware  Diversified Income Fund and the Delaware U.S. Growth Fund may
invest no more than 15% and 10%, respectively,  of the value of their net assets in illiquid securities.

     The  Funds  may  invest  in  restricted  securities,  including  securities eligible  for resale  without  registration  pursuant  to Rule 144A  ("Rule 144A
Securities")  under the 1933 Act.  Rule 144A permits many  privately  placed and legally  restricted  securities to be freely traded among certain  institutional buyers such as the Funds.

     While  maintaining  oversight,  the Board of Trustees has  delegated to the
Manager the day-to-day  function of determining  whether or not individual  Rule
144A Securities are liquid for purposes of each Fund's limitation on investments in  illiquid  assets.  The Board has  instructed  the  Manager to  consider  the following factors in determining the liquidity of a Rule 144A Security:  (i) the frequency of trades and trading  volume for the security;  (ii) whether at least three  dealers are willing to  purchase or sell the  security  and the number of potential purchasers;  (iii) whether at least two dealers are making a market in the  security;  and  (iv) the  nature  of the  security  and the  nature  of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer),  and whether a security is listed on an electronic network for trading the security.

     If the Manager  determines  that a Rule 144A Security  that was  previously determined  to be liquid is no  longer  liquid  and,  as a  result,  the  Funds'
holdings of illiquid  securities  exceed the Funds' limits on investment in such securities,  the Manager will  determine what action to take to ensure that each
Fund continues to adhere to such limitation.

Lending of Portfolio Securities
     Each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed  one-third  of either  Fund's  total  assets.  The Funds may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has  applied  for and  received  specific  authority  from  the  SEC.  Loans  of securities  by the Funds will be  collateralized  by cash,  letters of credit or
U.S. Government  securities,  which will be maintained at all times in an amount equal to at least 100% of the  current  market  value of the loaned  securities.
From time to time,  the Funds may return a part of the interest  earned from the investment of collateral received for securities loaned to the borrower and/or a third  party,  which is  unaffiliated  with the Funds or with  Lincoln  National
Corporation, and which is acting as a "finder."

     In lending its portfolio  securities,  each Fund can increase its income by continuing  to receive  interest on the loaned  securities  as well as by either investing the cash  collateral in short-term  instruments or obtaining  yield in the form of interest paid by the borrower when government securities are used as
collateral.   Requirements   of  the  SEC,   which  may  be  subject  to  future
modifications,  currently  provide  that the  following  conditions  must be met whenever  portfolio  securities  are loaned:  (a) a Fund must  receive 102% cash collateral or  equivalent  securities  from the borrower;  (b) the borrower must increase  such  collateral  whenever the market  value of the loaned  securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends,  interest or other distributions on the loaned  securities,  and any increase in market value;  (e) the Fund may pay only  reasonable  custodian  fees in  connection  with the loan;  and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely  affecting the investment  occurs,  the Funds' Board of Trustees must terminate the loan and regain the right to vote the  securities.  The risks in lending  portfolio  securities,  as with other  extensions of secured credit, consist of possible delay in receiving additional  collateral or in the recovery of the  securities  or  possible  loss of rights in the  collateral  should  the borrower fail financially.

Money Market Instruments

                                       12

     Delaware U.S.  Growth Fund may invest for  defensive  purposes in corporate and government money market  instruments.  Money market instruments in which the
Fund may invest include U.S.  Government  securities;  certificates  of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada),  domestic
branches  of  foreign  banks,   savings  and  loan   associations   and  similar
institutions;  high grade  commercial  paper;  and  repurchase  agreements  with respect to the foregoing types of instruments. See also "Bank Deposits" above.

Mortgage-Backed Securities
     Each  Fund  may  invest  in  mortgage-related  securities  including  those representing an undivided ownership interest in a pool of mortgages.

     Government National Mortgage Association Certificates:  Certificates issued by the Government  National Mortgage  Association  ("GNMA") are  mortgage-backed securities  representing  part ownership of a pool of mortgage loans,  which are issued by lenders  such as mortgage  bankers,  commercial  banks and savings and loan associations,  and are either insured by the Federal Housing Administration or  guaranteed  by the  Veterans  Administration.  A pool of these  mortgages is assembled  and,  after being  approved by GNMA, is offered to investors  through securities  dealers.  The  timely  payment of  interest  and  principal  on each mortgage  is  guaranteed  by GNMA and backed by the full faith and credit of the
U.S. Government.

     Principal is paid back  monthly by the borrower  over the term of the loan.
Investment  of  prepayments  may  occur  at  higher  or  lower  rates  than  the anticipated  yield on the  certificates.  Due to the prepayment  feature and the need to  reinvest  prepayments  of  principal  at  current  market  rates,  GNMA certificates  can be less effective than typical bonds of similar  maturities at
"locking  in"  yields  during  periods  of  declining   interest   rates.   GNMA
certificates  typically  appreciate or decline in market value during periods of declining or rising interest rates,  respectively.  Due to the regular repayment of principal and the prepayment  feature,  the effective  maturities of mortgage pass-through  securities are shorter than stated maturities,  will vary based on market conditions and cannot be predicted in advance.  The effective  maturities of newly-issued GNMA certificates  backed by relatively new loans at or near the prevailing  interest rates are generally assumed to range between  approximately nine and 12 years.

     FNMA and FHLMC Mortgage-Backed  Obligations:  The Federal National Mortgage
Association  ("FNMA"),  a federally  chartered and privately owned  corporation, issues pass-through  securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this  guarantee  is  not  backed  by the  full  faith  and  credit  of the  U.S.
Government.  The Federal Home Loan Mortgage Corporation  ("FHLMC"),  a corporate instrumentality of the U.S. Government,  issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely  payment of interest and the ultimate  collection of  principal,  and maintains  reserves to protect  holders  against losses due to default,  but the certificates are not backed by the full faith and credit of the U.S. Government.

     As is the case with GNMA certificates, the actual maturity of, and realized yield on, particular FNMA and FHLMC  pass-through  securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

Municipal Securities
     Municipal  securities  are  issued  to  obtain  funds  for  various  public purposes,  including the construction of a wide range of public  facilities such as  bridges,  highways,  roads,  schools,  water  and  sewer  works,  and  other utilities.  Other public purposes for which  municipal  securities may be issued include refunding outstanding obligations, obtaining funds for general operating
expenses  and  obtaining  funds  to  lend  to  other  public   institutions  and
facilities.  In addition,  certain debt obligations  known as "private  activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain  funds to  provide  certain  water,  sewage and solid  waste  facilities, qualified  residential  rental projects,  certain local electric,  gas and other heating or cooling facilities, qualified hazardous waste facilities,  high-speed intercity rail facilities,  governmentally owned airports, docks and wharves and mass  commuting  facilities,  certain  qualified  mortgages,  student  loan  and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial

                                       13

development  bonds"  under  prior  federal tax law may have been issued by or on
behalf   of   public   authorities   to   obtain   funds  to   provide   certain
privately-operated  housing  facilities,  sports  facilities,  industrial parks, convention or trade show  facilities,  airport,  mass  transit,  port or parking facilities,  air or water pollution  control  facilities,  sewage or solid waste disposal  facilities,  and certain  facilities  for water supply.  Other private
activity  bonds  and  industrial   development   bonds  issued  to  finance  the
construction, improvement, equipment or repair of privately operated industrial,
distribution,   research,   or  commercial  facilities  may  also  be  municipal
securities,  but the size of such  issues is  limited  under  current  and prior federal tax law.

     Information   about  the  financial   condition  of  issuers  of  municipal
securities  may be less  available  than  about  corporations  with a  class  of securities registered under the Securities Exchange Act of 1934, as amended (the
"1934 Act").

Options on Foreign and U.S. Currencies and Securities
     Each Fund may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain  covered so long as each Fund is obligated as a writer.
A call option  written by each Fund is  "covered"  if the Funds own the security underlying  the option or has an absolute  and  immediate  right to acquire that
security  without   additional  cash   consideration  (or  for  additional  cash
consideration  held  in a  segregated  account  by the  Funds'  custodian)  upon conversion  or exchange of other  securities  held in their  portfolios.  A call option is also covered if each Fund holds on a  share-for-share  basis a call on the same security as the call written where the exercise  price of the call held is equal to or less than the exercise  price of the call written or greater than the exercise  price of the call written if the  difference  is maintained by the
Fund in cash, treasury bills or other high grade, short-term debt obligations in a  segregated  account  with  the  Fund's  custodian.  The  premium  paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and  volatility of the  underlying  security, the remaining term of the option, supply and demand and interest rates.

     If the writer of an option  wishes to terminate the  obligation,  he or she may effect a "closing purchase  transaction."  This is accomplished by buying an option of the same series as the option  previously  written.  The effect of the purchase  is that  the  writer's  position  will  be  canceled  by the  clearing corporation.  However,  a writer may not effect a closing  purchase  transaction after he or she has been  notified of the exercise of an option.  Similarly,  an investor  who is the holder of an option may  liquidate  his or her  position by effecting  a "closing  sale  transaction."  This is  accomplished  by selling an option  of the same  series  as the  option  previously  purchased.  There is no guarantee that either a closing  purchase or a closing sale  transaction  can be effected.  To secure the  obligation to deliver the  underlying  security in the case of a call  option,  the writer of the option  (whether  an  exchange-traded option or a NASDAQ  option) is  required to pledge for the benefit of the broker the  underlying  security or other  assets in  accordance  with the rules of The
Options Clearing Corporation ("OCC"), the Chicago Board of Trade and the Chicago
Mercantile Exchange,  institutions which interpose themselves between buyers and sellers of options.  Technically,  each of these institutions  assumes the other side of every  purchase and sale  transaction  on an exchange  and, by doing so, guarantees the transaction.

     An option position may be closed out only on an exchange, board of trade or other trading  facility which  provides a secondary  market for an option of the same  series.  Although  each Fund will  generally  purchase or write only those options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid  secondary  market  on an  exchange  or  other  trading facility will exist for any particular  option,  or at any particular  time, and for some options no secondary  market on an exchange or otherwise may exist.  In such event it might not be possible to effect closing transactions in particular options,  with the result that the Funds would have to exercise their options in order to realize  any  profit and would  incur  brokerage  commissions  upon the exercise  of call  options and upon the  subsequent  disposition  of  underlying securities acquired through the exercise of call options or upon the purchase of underlying  securities  for the  exercise  of put  options.  If the Funds,  as a covered call option writer, are unable to effect a closing purchase  transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

                                       14

     Reasons for the absence of a liquid secondary market on an exchange include the  following:  (i) there  may be  insufficient  trading  interest  in  certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing  transactions  or both;  (iii) trading  halts,  suspensions  or other restrictions  may be imposed  with  respect to  particular  classes or series of options or underlying securities;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on that  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.  However,  the OCC, based on forecasts  provided by the U.S.  exchanges, believes  that its  facilities  are adequate to handle the volume of  reasonably anticipated options transactions,  and such exchanges have advised such clearing corporation  that they believe their  facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices
     Options on stock  indices  are  similar to  options on stock  except  that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified  multiple (the  "multiplier").
The writer of the option is obligated,  in return for the premium  received,  to make delivery of this amount. Unlike stock options, all settlements are in cash.

     The multiplier for an index option performs a function  similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference  between the exercise price of an option and the current  level  of the  underlying  index.  A  multiplier  of 100  means  that a one-point  difference  will yield $100.  Options on  different  indices may have different multipliers.

     Except as  described  below,  each Fund will write call  options on indices only if on such date it holds a portfolio  of  securities  at least equal to the value of the index times the multiplier times the number of contracts. When each
Fund writes a call option on a broadly-based  stock market index,  the Fund will segregate  or put into  escrow  with its  custodian,  or  pledge  to a broker as collateral  for the option,  cash,  cash  equivalents or at least one "qualified security" with a market value at the time the option is written of not less than
100% of the  current  index  value  times the  multiplier  times  the  number of contracts.  The Funds will write call  options  on  broadly-based  stock  market indices  only if at the time of  writing  it holds a  diversified  portfolio  of stocks.

     If the Funds have written an option on an industry or market segment index, they will so segregate or put into escrow with their  custodian,  or pledge to a broker as collateral for the option, at least ten "qualified  securities," which are stocks of an issuer in such industry or market segment,  with a market value at the time the  option is written  of not less than 100% of the  current  index value  times the  multiplier  times the number of  contracts.  Such  stocks will include  stocks  which  represent  at least 50% of each Fund's  holdings in that industry or market segment.  No individual security will represent more than 15%
of the amount so  segregated,  pledged or escrowed in the case of  broadly-based stock  market  index  options or 25% of such  amount in the case of  industry or market segment index options.

     If at the close of business,  the market value of such qualified securities so  segregated,  escrowed or pledged falls below 100% of the current index value times the  multiplier  times the  number of  contracts,  a Fund will  segregate, escrow  or  pledge  an  amount  in cash,  Treasury  bills or  other  high  grade short-term debt obligations equal in value to the difference.  In addition, when each Fund writes a call on an index which is  in-the-money  at the time the call is written,  the Fund will  segregate with its custodian or pledge to the broker as collateral, cash, U.S.

                                       15

Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money  times the multiplier  times the number of contracts.  Any amount segregated  pursuant to the foregoing  sentence may be applied to each Fund's obligation to segregate  additional  amounts in the event that the  market  value of the  qualified  securities  falls  below  100% of the current index value times the multiplier times the number of contracts. However, if each  Fund  holds a call on the  same  index as the call  written  where  the exercise  price of the call held is equal to or less than the exercise  price of the call written or greater  than the exercise  price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian,  it will not be subject to the requirements described in this paragraph.

     Risks of Options on Stock Indices: Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be  interrupted  in certain  circumstances,  such as if trading were halted in a substantial number of securities included in the index. If this occurred, each Fund would not be able to close out options that it had purchased or written  and, if  restrictions  on exercise  were  imposed,  may be unable to exercise an option it holds,  which could result in  substantial  losses to each
Fund.  It is the Funds' policy to purchase or write options only on indices that include a number of  securities  sufficient  to  minimize  the  likelihood  of a trading halt in the index.

     Special Risks of Writing Calls on Stock Indices: Unless each Fund has other liquid assets which are sufficient to satisfy the exercise of a call,  each Fund would be  required to  liquidate  portfolio  securities  in order to satisfy the exercise.  Because an exercise must be settled within hours after  receiving the notice of  exercise,  if a Fund fails to  anticipate  an exercise it may have to borrow  from a bank (in amounts  not  exceeding  20% of the value of such Fund's total assets) pending  settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has  written a call,  there is also a risk that the  market may decline  between the time the Fund has a call  exercised  against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell  securities  in its  portfolio.  As with stock options,  each Fund will not learn that an index option has been exercised until the day  following  the  exercise  date.  Unlike a call on stock where the Funds would be able to deliver the underlying securities in settlement,  the Funds may have to sell part of its portfolio in order to make  settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options.  For example,  even if an index call which the Funds  have  written is  "covered"  by an index call held by the Funds with the same strike  price,  the Funds will bear the risk that the level of the index may decline  between the close of trading on the date the exercise  notice is filed with the clearing  corporation and the close of trading on the date the
Funds exercise the call they hold or the time the Funds sell the call,  which in either case would occur no earlier than the day  following  the day the exercise notice was filed.

Over-the-Counter Options
     Delaware U.S. Growth Fund may deal in over-the-counter ("OTC") options. The
Fund  understands the position of the SEC staff to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.
The Fund and the Manager  disagree with this position and have found the dealers with which they engage in OTC options  transactions  generally  agreeable to and capable of entering into closing  transactions.  The Fund has adopted procedures for  engaging in OTC options for the purpose of reducing any  potential  adverse impact of such transactions upon the liquidity of the Fund's portfolio.

     As  part  of  these  procedures,  the  Fund  will  engage  in  OTC  options transactions only with primary dealers that have been  specifically  approved by the Trust's Board of Trustees and the Manager believe that the approved  dealers should be  agreeable  and able to enter into closing  transactions  if necessary and,  therefore,  present minimal credit risks to the Fund. The Fund anticipates entering  into written  agreements  with those dealers to whom the Fund may sell
OTC  options,  pursuant  to which  the Fund  would  have the  absolute  right to repurchase  the OTC options from such dealers at any time at a price  determined pursuant to a formula set forth in certain no action  letters  published  by the
SEC staff.  The Fund will not engage in OTC options  transactions  if the amount invested by the Fund in OTC

                                       16

options  plus,  with  respect to OTC  options  written by the Fund,  the amounts required to be treated as illiquid  pursuant to the terms of such  letters  (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters),  plus the amount  invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. Government  securities may not be within the scope of such letters and, accordingly, the amount invested by the Fund in OTC options on such other  securities and the value of the assets used as cover with respect to
OTC option sales regarding such non-U.S.  Government  securities will be treated as illiquid and subject to the 10%  limitation on the Fund's net assets that may be invested in illiquid securities. See "Illiquid Securities," above.

Repurchase Agreements
     While  each Fund is  permitted  to do so, it  normally  does not  invest in repurchase agreements, except to invest cash balances.

     The funds in the Delaware Investments family (each a "Delaware  Investments
Fund" and  collectively,  the  "Delaware  Investments  Funds") have  obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d)
of the 1940 Act to allow  Delaware  Investments  Funds  jointly  to invest  cash balances.  Each Fund may invest cash balances in a joint repurchase agreement in accordance  with the terms of the Order and subject  generally to the conditions described below.

     A repurchase  agreement is a short-term  investment  by which the purchaser acquires  ownership  of a  security  and the  seller  agrees to  repurchase  the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.  Should an issuer of a repurchase agreement fail to repurchase  the underlying  security,  the loss to the Fund, if any, would be the  difference  between  the  repurchase  price  and the  market  value  of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager  determines to present  minimal  credit risks and which are of high quality. In addition,  each Fund's counterparty must maintain collateral of at least 102% of the repurchase  price,  including the portion  representing the
Fund's yield under such agreements, which is monitored on a daily basis.

Reverse Repurchase Agreements
     Delaware U.S.  Growth Fund is  authorized to enter into reverse  repurchase agreements. A reverse repurchase agreement is the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price.  The
Fund will  maintain  in a  segregated  account  with its  custodian  cash,  cash equivalents or U.S.  Government  securities in an amount sufficient to cover its obligations  under reverse  repurchase  agreements with  broker/dealers  (but no collateral is required on reverse repurchase  agreements with banks).  Under the
1940 Act,  reverse  repurchase  agreements  may be considered  borrowings by the
Fund;  accordingly,  the Fund will limit its  investments in reverse  repurchase agreements, together with any other borrowings, to no more than one-third of its total  assets.  The use of reverse  repurchase  agreements  by the Fund  creates leverage which increases the Fund's  investment risk. If the income and gains on securities  purchased with the proceeds of reverse repurchase  agreements exceed the costs of the agreements, the Fund's earnings or net asset value ("NAV") will increase faster than otherwise would be the case; conversely,  if the income and gains  fail to exceed the  costs,  earnings  or NAV would  decline  faster  than otherwise would be the case.

"Roll" Transactions
     Each Fund may engage in "roll"  transactions.  A "roll"  transaction is the sale of securities  together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical,  securities at a future date. Under the 1940 Act,  these  transactions  may be  considered  borrowings by the Funds;
accordingly, the Funds will limit their use of these transactions, together with any other  borrowings,  to no more than one-third of each of their total assets.
Each Fund will segregate liquid assets such as cash, U.S. Government  securities or other high  grade  debt  obligations  in an amount  sufficient  to meet their payment obligations in these transactions.  Although these transactions will not be entered into for  leveraging  purposes,  to the extent each Fund's  aggregate commitments under these transactions  exceed its holdings of cash and securities that do not  fluctuate in value (such as short-term  money market  instruments), each Fund  temporarily  will be in a leveraged  position  (i.e., it will have an amount  greater than its net assets  subject to market risk).  Should the market value of each Fund's portfolio securities decline while each

                                       17

Fund is in a leveraged position,  greater depreciation of their net assets would likely  occur than were they not in such a position.  As each  Fund's  aggregate commitments  under these  transactions  increase,  its leverage  risk  similarly increases.

     Mortgage  Dollar  Rolls.  The  Delaware  U.S.  Growth  Fund may enter  into mortgage "dollar rolls" in which the Fund sells  mortgage-backed  securities for delivery  in the  current  month  and  simultaneously  contracts  to  repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  Any  difference  between the sale price and the purchase  price is netted  against the interest  income  foregone on the securities to arrive at an implied  borrowing  (reverse  repurchase)  rate.  Alternatively,  the  sale  and purchase  transactions  which  constitute the dollar roll can be executed at the same price,  with the Fund being paid a fee as  consideration  for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment  agreement by the Fund to buy a security.  If the  broker/dealer  to whom the Fund  sells the  security  becomes insolvent,  the Fund's  right to  purchase or  repurchase  the  security  may be restricted;  the value of the security may change adversely over the term of the dollar roll;  the security that the Fund is required to repurchase  may be worth less than the security that the Fund  originally  held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Swaps, Caps, Floors and Collars
     Each Fund may enter into  interest  rate,  currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular
investment  or  portion  of  its   portfolio,   to  protect   against   currency
fluctuations,  as a duration  management  technique  or to protect  against  any increase in the price of securities each Fund anticipates  purchasing at a later date. Each Fund intends to use these  transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream that the Fund may be obligated  to pay.  Interest  rate swaps  involve  the  exchange  by a Fund with another party of their respective commitments to pay or receive interest,  e.g., an exchange of floating  rate payments for fixed rate payments with respect to a nominal  amount of  principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential  among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference  indices.  The purchase  of a cap  entitles  the  purchaser  to receive  payments on a notional principal  amount from the party selling such cap to the extent that a specified index exceeds a predetermined  interest rate or amount.  The purchase of a floor entitles the purchaser to receive  payments on a notional  principal amount from the party selling such floor to the extent that a specified  index falls below a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

     Each Fund will  usually  enter  into swaps on a net  basis,  i.e.,  the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with each Fund receiving or paying, as the case may be,  only the net amount of the two  payments.  Inasmuch as these  swaps,  caps, floors and  collars  are  entered  into for good  faith  hedging  purposes,  the investment manager and neither Fund believes such obligations  constitute senior securities under 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the
unsecured  long-term  debt  of  the  counterparty,   combined  with  any  credit
enhancements,  is rated at least A by S&P or Moody's or is  determined  to be of equivalent  credit  quality  by  the  Manager.  If  there  is a  default  by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the  transaction.  The swap market has grown  substantially in recent years with a large number of banks and  investment  banking firms acting both as principals and as agent utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which  standardized  documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Variable and Floating Rate Notes
     Variable  rate master  demand  notes,  in which each Fund may  invest,  are unsecured  demand  notes that  permit the  indebtedness  thereunder  to vary and provide for periodic  adjustments in the interest rate according to the terms of the  instrument.  The Funds will not invest over 5% of their  assets in variable rate master demand notes. Because

                                       18

master  demand  notes are  direct  lending  arrangements  between a Fund and the issuer,  they are not normally traded.  Although there is no secondary market in the notes,  the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable  amount  master  demand  notes  (which are  normally  manufacturing, retail,  financial,  and other business concerns) must satisfy the same criteria as set  forth  above for  commercial  paper.  In  determining  average  weighted portfolio maturity,  a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal  amount can be recovered from the issuer through demand.

     A variable rate note is one whose terms  provide for the  adjustment of its interest rate on set dates and which,  upon such  adjustment,  can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified  interest  rate changes and which,  at any time,  can  reasonably be expected to have a market value that  approximates its par value. Such notes are frequently not rated by credit rating  agencies;  however,  unrated variable and floating  rate notes  purchased  by each Fund will be  determined  by the Fund's
Manager under  guidelines  established by each Fund's Board of Trustees to be of comparable  quality at the time of purchase to rated  instruments  eligible  for purchase under either Fund's investment policies. In making such determinations, the Manager  will  consider  the earning  power,  cash flow and other  liquidity
ratios  of  the  issuers  of  such  notes  (such  issuers   include   financial,
merchandising,  bank holding and other companies) and will continuously  monitor their financial condition. Although there may be no active secondary market with respect to a particular  variable or floating rate note  purchased by each Fund, each Fund may re-sell the note at any time to a third party. The absence of such an active  secondary  market,  however,  could make it difficult for the Fund to dispose of the variable or floating  rate note  involved in the event the issuer of the note defaulted on its payment  obligations,  and the Fund could, for this or other  reasons,  suffer a loss to the  extent  of the  default.  Variable  or floating rate notes may be secured by bank letters of credit.

     Variable  and  floating  rate notes for which no readily  available  market exists will be purchased in an amount which, together with securities with legal or contractual  restrictions on resale or for which no readily  available market exists (including repurchase agreements providing for settlement more than seven days after notice),  exceed 10% and 15% of the total assets of the Delaware U.S.
Growth Fund and Delaware  Diversified  Income Fund,  respectively,  only if such notes are subject to a demand  feature that will permit the  applicable  Fund to demand  payment of the principal  within seven days after demand by the Fund. If not  rated,  such  instruments  must be found by  either  Fund's  Manager  under guidelines  established  by the Funds'  Board of Trustees,  to be of  comparable quality to instruments that are rated high quality.  A rating may be relied upon
only  if  it  is  provided  by  a  nationally   recognized   statistical  rating
organization  that  is not  affiliated  with  the  issuer  or  guarantor  of the instruments.  The Funds may also invest in Canadian  Commercial Paper,  which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a
U.S. corporation,  and in Europaper which is U.S. dollar denominated  commercial paper of a foreign issuer.

When-Issued Securities
     The Funds may purchase  securities on a  "when-issued"  basis.  When either
Fund agrees to purchase  securities on a when-issued basis, it will reserve cash or securities in amounts sufficient to cover its obligations, and will value the reserved  assets  daily.  It may be  expected  that each  Fund's net assets will fluctuate to a greater degree when it sets aside  portfolio  securities to cover such purchase commitments than when it sets aside cash. The Funds do not intends to  purchase  when-issued  securities  for  speculative  purposes  but  only  in furtherance  of their  investment  objective.  Because each Fund will  segregate
sufficient  cash  or  liquid  portfolio   securities  to  satisfy  its  purchase
commitments in the manner  described,  a Fund's liquidity and the ability of the
Manager to manage the Fund might be  affected  in the event its  commitments  to purchase when-issued securities ever exceeded 25% of the value of its assets.

     When Funds engage in when-issued  transactions,  they rely on the seller to consummate  the  trade.  Failure of the seller to do so may result in the Funds'
incurring a loss or missing the  opportunity to obtain a price  considered to be advantageous.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

                                       19

     Each Fund has adopted a policy generally  prohibiting  providing  portfolio holdings information to any person until after thirty calendar days have passed.
We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds' Web site,  www.delawareinvestments.com.  In addition, on a ten day lag, we also make  available a month-end  summary  listing of the number of each
Fund's  securities,  country and asset  allocations,  and top ten securities and sectors by percentage of holdings for each Fund.  This  information is available publicly to any and all shareholders  free of charge once posted on the Web site by calling 1-800-523-1918.

     Other entities,  including  institutional investors and intermediaries that distribute  the Funds'  shares,  are  generally  treated  similarly  and are not provided  with  the  Funds'  portfolio  holdings  in  advance  of when  they are generally available to the public.  Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

     Third-party  rating  agencies and  consultants  who have signed  agreements
("Non-Disclosure  Agreements")  with  the  Funds  or  the  Manager  may  receive portfolio  holdings  information  more  quickly  than the  thirty  day lag.  The
Non-Disclosure Agreements require that the receiving entity hold the information in the strictest  confidence and prohibit the receiving  entity from  disclosing the  information  or trading  on the  information  (either in Fund  shares or in shares of the Funds'  portfolio  securities).  In addition,  the receiving party must agree to provide  copies of any  research  or reports  generated  using the portfolio  holdings  information  in order to allow for monitoring of use of the information.  Neither  the Funds,  the  Manager  nor any  affiliate  receive any compensation or consideration with respect to these agreements.

     To protect the  shareholders'  interest and to avoid conflicts of interest,
Non-Disclosure  Agreements  must be approved by a member of the Manager's  Legal
Department  and  Compliance  Department  and  any  deviation  in the  use of the portfolio  holdings  information  by the  receiving  party must be  approved  in writing by the Funds' Chief Compliance Officer prior to such use.

     The Funds' Board of Trustees will be notified of any substantial  change to the foregoing  procedures.  The Funds' Board of Trustees also receives an annual report from the Trust's Chief Compliance  Officer on the adequacy of the Trust's compliance with these procedures.

                             MANAGEMENT OF THE TRUST

Officers and Trustees
     The  business and affairs of the Trust are managed  under the  direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other  Delaware  Investments  Funds.  As of February 1,
2006, the Trust's  officers and Trustees  owned less than 1% of the  outstanding shares of each  Class of each Fund  except  for the  Institutional  Class of the
Delaware  Diversified  Income Fund, in which they owned 1.41% of the outstanding shares.  The Trust's Trustees and principal  officers are noted below along with their ages and their business  experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death or removal.

------------ -------------- ------------ ----------------------- -----------   -------------
                                                                 Number of     Other
                                                                 Portfolios    Directorships
                                                                 in Fund       Held
                                                                 Complex       by
Name,                                                            Overseen      Trustee/
Address       Position(s)                      Principal         by Trustee/   Director
and            Held with     Length of    Occupation(s) During   Director      or
Birthdate       Trust       Time Served       Past 5 Years       or Officer    Officer
--------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------
Jude T.        Chairman,      5 Years -     Since August 2000,       87        None
Driscoll(2)    President,     Executive     Mr. Driscoll has
2005           Chief          Officer       served in various
Market         Executive                   executive capacities
Street         Officer        2 Years -    at different times
Philadelphia,  and            Trustee         at Delaware
PA 19103       Trustee                       Investments(1)

March 10,
1963

                                       20

--------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------
Thomas L.       Trustee       Since        Private Investor -        87        None
Bennett                       March 23,  (March 2004 - Present)
2005                          2005
Market                                    Investment Manager -
Street                                    Morgan Stanley & Co.
Philadelphia,                            (January 1984 - March
PA 19103                                         2004)

October 4,
1947
--------------------------------------------------------------------------------------------
John A. Fry     Trustee       4 Years         President -            87      Director-
2005                                      Franklin & Marshall                Community
Market                                          College                      Health
Street                                   (June 2002 - Present)               Systems
Philadelphia,
PA 19103                                     Executive Vice                  Director-
                                              President -                    Allied
May 28,                                      University of                   Burton
1960                                          Pennsylvania                   Security
                                           (April 1995 - June                Holdings
                                                 2002)

--------------------------------------------------------------------------------------------
Anthony D.      Trustee      12 Years       Founder/Managing         87        None
Knerr                                      Director - Anthony
2005                                       Knerr & Associates
Market                                   (Strategic Consulting)
Street                                      (1990 - Present)
Philadelphia,
PA 19103

December
7, 1938

--------------------------------------------------------------------------------------------
Lucinda S.      Trustee        Since        Chief Financial          87        None
Landreth                     March 23,         Officer -
2005                           2005          Assurant, Inc.
Market                                        (Insurance)
Street                                       (2002 - 2004)
Philadelphia,
PA 19103

June 24,
1947

--------------------------------------------------------------------------------------------
Ann R.          Trustee      16 Years         Consultant -           87      Director
Leven                                      National Gallery of               and
2005                                              Art                        Audit
Market                                       (1994 - 1999)                   Committee
Street                                                                       Chairperson -
Philadelphia,                                                                Andy
PA 19103                                                                     Warhol
                                                                             Foundation
November
1, 1940                                                                      Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member -
                                                                             Systemax
                                                                             Inc.

--------------------------------------------------------------------------------------------
Thomas F.       Trustee      11 Years       President/Chief          87      Director -
Madison                                   Executive Officer -                Banner
2005                                       MLM Partners, Inc.                Health
Market                                      (Small Business
Street                                        Investing &
Philadelphia,                                 Consulting)                    Director -
PA 19103                                    (January 1993 -                  Center
                                                Present)                     Point
February                                                                     Energy
25, 1936
                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member -
                                                                             Digital
                                                                             River
                                                                             Inc.

                                                                             Director
                                                                             and
                                                                             Audit
                                                                             Committee
                                                                             Member -
                                                                             Rimage
                                                                             Corporation

                                                                             Director -
                                                                             Valmont
                                                                             Industries,
                                                                             Inc.

--------------------------------------------------------------------------------------------
Janet L.        Trustee       6 Years        Vice President          87       None
Yeomans                                        ((January
2005                                       2003-Present) and
Market                                     Treasurer (January
Street                                       2006-Present)
Philadelphia,
PA 19103
                                          Ms. Yeomans has held
July 31,                                   various management
1948                                        positions at 3M
                                           Corporation since
                                                 1983.

                                       21

--------------------------------------------------------------------------------------------
J. Richard      Trustee        Since           Founder -             87      Director
Zecher                       March 23,     Investor Analytics                and
2005                           2005        (Risk Management)                 Audit
Market                                    (May 1999 - Present)               Committee
Street                                                                       Member -
Philadelphia,                                                                Investor
PA 19103                                                                     Analytics

July 3,                                                                      Director
1940                                                                         and
                                                                             Audit
                                                                             Committee
                                                                             Member -
                                                                             Oxigene,
                                                                             Inc.

                                                                             Director -
                                                                             Sutton Asset
                                                                             Management

                                       22

--------------------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------------------
Michael P.     Senior Vice  Chief        Mr. Bishof has served       87      None(3)
Bishof         President    Financial    in various executive
2005           and Chief    Officer         capacities at
Market         Financial    since         different times at
Street         Officer      February     Delaware Investments
Philadelphia,               17, 2005
PA 19103

August 18,
1962

--------------------------------------------------------------------------------------------
David F.       Vice         Vice          Mr. Connor has served      87      None(3)
Connor         President/   President     as Vice President and
2005           Deputy       since            Deputy General
Market         General      September      Counsel of Delaware
Street         Counsel/     21, 2000 and    Investments since
Philadelphia,  Secretary    Secretary             2000.
PA 19103                    since
                            October 25,
December                    2005
2, 1963

--------------------------------------------------------------------------------------------
David P.       Senior Vice  Senior Vice      Mr. O'Connor has        87      None(3)
O'Connor       President/   President,      served in various
2005           General      General        executive and legal
Market         Counsel/     Counsel and       capacities at
Street         Chief Legal  Chief Legal     different times at
Philadelphia,  Officer      Officer        Delaware Investments.
PA 19103                    since
                            October 25,
                            2005
February
21, 1966

--------------------------------------------------------------------------------------------
John J.       Senior Vice    Treasurer      Mr. O'Connor has         87      None(3)
O'Connor       President       since       served in various
2005         and Treasurer   February     executive capacities
Market                       17, 2005    at different times at
Street                                    Delaware Investments
Philadelphia,
PA 19103

June 16,
1957

--------------------------------------------------------------------------------------------

(1)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings, Inc. and its subsidiaries, including the Trust Manager, principal underwriter and transfer agent.

(2)  Mr. Driscoll is considered to be an "Interested  Trustee"  because he is an executive officer of the Trust's manager and distributor.

(3)  Messrs.  Bishof,  Connor, David P. O'Connor and John J. O'Connor also serve in similar  capacities  for the six  portfolios  of the Optimum Fund Trust, which have the same Manager,  principal  underwriter  and transfer agent as the Trust.  Mr.  John J.  O'Connor  also serves in a similar  capacity  for
     Lincoln Variable  Insurance  Products Trust,  which has the same investment adviser as the Trust.

     Following is  additional  information  regarding  investment  professionals affiliated with the Trust.

--------------------------- --------------------------- ------------------- -------------------------------------------------
Name, Address               Position(s) Held with the       Length of                   Principal Occupation(s)
And Birthdate                         Trust                Time Served                    During Past 5 Years
--------------------------- --------------------------- ------------------- -------------------------------------------------
Christopher J. Bonavico     Vice President and Senior    Less than 1 Year    Vice President and Senior Portfolio Manager -
505 Montgomery Street           Portfolio Manager                              Delaware Investment Advisers, a series of
11th Floor                                                                         Delaware Management Business Trust
San Francisco, CA 94111          U.S. Growth Fund                                           (2005 - Present)

                                                                             Mr. Bonavico has served in various capacities
                                                                             at different times at Transamerica Investment
                                                                                            Management, LLC

--------------------------- --------------------------- ------------------- -------------------------------------------------
Ryan K. Brist, CFA           Executive Vice President        5 Years         Mr. Brist has served in various capacities at
2005 Market Street            and Managing Director,                            different times at Delaware Investments
Philadelphia, PA 19103-7094  Chief Investment Officer
                                  - Fixed-Income
March 22, 1971
                             Diversified Income Fund

--------------------------- --------------------------- ------------------- -------------------------------------------------
Stephen R. Cianci           Senior Vice President and        11 Years        Mr. Cianci has served in various capacities at

                                       23

2005 Market Street           Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103
                             Diversified Income Fund
May 12, 1969

--------------------------- --------------------------- ------------------- -------------------------------------------------
Christopher M. Ericksen         Vice President and       Less than 1 Year   Vice President and Portfolio Manager - Delaware
505 Montgomery Street           Portfolio Manager                              Investment Advisers, a series of Delaware
11th Floor                                                                             Management Business Trust
San Francisco, CA 94111                                                                     (2005 - Present)

                                                                             Mr. Ericksen has served in various capacities
March 10, 1972                                                               at different times at Transamerica Investment
                                                                                            Management, LLC

--------------------------- --------------------------- ------------------- -------------------------------------------------
Paul Grillo                 Senior Vice President and        11 Years        Mr. Grillo has served in various capacities at
2005 Market Street           Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103
                             Diversified Income Fund
May 16, 1959

--------------------------- --------------------------- ------------------- -------------------------------------------------
Philip R. Perkins           Senior Vice President and        2 years           Senior Vice President and Senior Portfolio
2005 Market Street           Senior Portfolio Manager                          Manager - Delaware Investment Advisers, a
Philadelphia, PA 19103-7094                                                   series of Delaware Management Business Trust
                             Diversified Income Fund                                        (2003 - Present)
May 20, 1961
                                                                             Chief Operating Officer and Managing Director
                                                                              in Emerging Markets of Deutsche Bank (1998 -
                                                                                                 2003)

                                       24

--------------------------- --------------------------- ------------------- -------------------------------------------------
Daniel J. Prislin           Vice President and Senior    Less than 1 Year    Vice President and Senior Portfolio Manager -
505 Montgomery Street           Portfolio Manager                              Delaware Investment Advisers, a series of
11th Floor                                                                         Delaware Management Business Trust
San Francisco, CA 94111                                                                     (2005 - Present)
                                 U.S. Growth Fund
                                                                            Mr. Prislin has served in various capacities at
                                                                               different times at Transamerica Investment
                                                                                            Management, LLC

--------------------------- --------------------------- ------------------- -------------------------------------------------
Timothy L. Rabe              Senior Vice President -         4 Years          Mr. Rabe has served in various capacities at
2005 Market Street           Senior High Yield Trader                           different times at Delaware Investments
Philadelphia, PA 19103-7094
                             Diversified Income Fund
September 18, 1970

--------------------------- --------------------------- ------------------- -------------------------------------------------
Jeffrey S. Van Harte         Chief Investment Officer    Less than 1 year       Chief Investment Officer/Focus Growth -
505 Montgomery Street             - Focus Growth                               Delaware Investment Advisers, a series of
11th Floor                                                                         Delaware Management Business Trust
San Francisco, CA 94111          U.S. Growth Fund                                           (2005 - Present)

July 24, 1958                                                                Mr. Van Harte has served in various capacities
                                                                             at different times at Transamerica Investment
                                                                                            Management, LLC

--------------------------- --------------------------- ------------------- -------------------------------------------------

     The following  table shows each Trustee's  ownership of shares of the Funds and of all Delaware Investments Funds as of December 31, 2005.

------------------- ---------------------------------------------- -------------------------------------------------------
                                                                     Aggregate Dollar Range of Equity Securities in All
                                                                    Registered Investment Companies Overseen by Trustee
Name                Dollar Range of Equity Securities in the Trust           in Family of Investment Companies
------------------- ---------------------------------------------- -------------------------------------------------------
Jude T. Driscoll               Delaware U.S. Growth Fund                               Over $100,000
                                   $50,001-$100,000
------------------- ---------------------------------------------- -------------------------------------------------------
Thomas L. Bennett                        None                                               None
------------------- ---------------------------------------------- -------------------------------------------------------
John A. Fry(1)                           None                                          Over $100,000
------------------- ---------------------------------------------- -------------------------------------------------------
Anthony D. Knerr                         None                                        $10,001 - $50,000
------------------- ---------------------------------------------- -------------------------------------------------------
Lucinda S. Landreth            Delaware U.S. Growth Fund                              $10,001-$50,000
                                      $1-$10,000
------------------- ---------------------------------------------- -------------------------------------------------------
Ann R. Leven                             None                                          Over $100,000
------------------- ---------------------------------------------- -------------------------------------------------------
Thomas F. Madison                        None                                        $10,001 - $50,000
------------------- ---------------------------------------------- -------------------------------------------------------
Janet L. Yeomans                         None                                        $50,001 - $100,000
------------------- ---------------------------------------------- -------------------------------------------------------
J. Richard Zecher                        None                                         $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------

(1) As of December  31,  2005,  John A. Fry held  assets in a 529 Plan  account.
Under the terms of the Plan,  a portion  of the  assets  held in the Plan may be invested in the Funds.  Mr. Fry held no shares of the Funds  outside of the Plan as of December 31, 2005.

     The following  table describes the aggregate  compensation  received by the
Trustees  from the Trust and the total  compensation  received from all Delaware
Investments  Funds for which he or she serves as a Trustee or  Director  for the fiscal year ended  October  31,  2005 and an  estimate of annual  benefits to be
received  upon  retirement   under  the  Delaware  Group   Retirement  Plan  for
Trustees/Director as of October 31, 2005. Only the Trustees of the Trust who are
not "interested persons" as defined by the 1940 Act (the "Independent Trustees")
receive compensation from the Funds.

                                       25

------------------- ------------------ --------------------- ----------------------- ---------------------
                                                                                      Total Compensation
                                            Pension or                               from the Investment
                        Aggregate      Retirement Benefits      Estimated Annual         Companies in
                      Compensation      Accrued as Part of       Benefits Upon             Delaware
Trustee(1,2)         from the Trust       Fund Expenses            Retirement           Investments(3)
------------------- ------------------ --------------------- ----------------------- ---------------------
Walter P. Babich         $1,900                None                   None                 $59,583
------------------- ------------------ --------------------- ----------------------- ---------------------
Thomas L. Bennett        $3,134                None                   None                 $65,833
------------------- ------------------ --------------------- ----------------------- ---------------------
John H. Durham           $1,323                None                   None                 $42,567
------------------- ------------------ --------------------- ----------------------- ---------------------
John A. Fry(4)           $4,905                None                   None                 $108,100
------------------- ------------------ --------------------- ----------------------- ---------------------
Anthony D. Knerr         $5,140                None                   None                 $129,617
------------------- ------------------ --------------------- ----------------------- ---------------------
Lucinda S. Landreth      $3,148                None                   None                 $65,933
------------------- ------------------ --------------------- ----------------------- ---------------------
Ann R. Leven             $5,091                None                   None                 $128,333
------------------- ------------------ --------------------- ----------------------- ---------------------
Thomas F. Madison        $5,220                None                   None                 $128,333
------------------- ------------------ --------------------- ----------------------- ---------------------
Janet L. Yeomans         $4,938                None                   None                 $122,500
------------------- ------------------ --------------------- ----------------------- ---------------------
J. Richard Zecher        $3,134                None                   None                 $65,833
---------------------------------------------------------------------------------------------------------

(1)  Under  the  terms  of  the  Delaware   Investments   Retirement   Plan  for
     Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five  continuous  years,  is  entitled to receive payments from each investment  company in the Delaware  Investments  family for which he or she serves as  Trustee/Director  for a period  equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal,  on an annual  basis,  to the amount of the annual  retainer that is paid to  Trustees/Directors  of each investment company at the time of such person's retirement.  If an eligible Trustee/Director retired as of October
     31,  2005,  he or she would be entitled  to annual  payments  totaling  the amounts noted above, in the aggregate, from all of the investment companies in  the  Delaware  Investments  family  for  which  he or she  serves  as a
     Trustee/Director,  based  on the  number  of  investment  companies  in the
     Delaware Investments family as of that date.

(2)  Walter P.  Babich and John H.  Durham  retired  from the  Trust's  Board of
     Trustees  and  each  of  the  32  investment   companies  in  the  Delaware
     Investments  family  on March  22,  2005.  Thomas L.  Bennett,  Lucinda  S.
     Landreth and J. Richard  Zecher joined the Board of  Trustees/Directors  of the 32 investment companies in the Delaware Investments family on March 23,
     2005.

(3)  Each  Independent   Trustee/Director  currently  receives  a  total  annual
     retainer  fee of $80,000  for  serving as a  Trustee/  Director  for all 32 investment  companies in the Delaware  Investments  family, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from  all  investment  companies  in the  complex.  Members  of  the  Audit
     Committee  receive  additional  compensation  of $2,500  for each  meeting.
     Members of the Nominating  Committee  receive  additional  compensation  of
     $1,700 for each meeting.  In addition,  the  chairpersons  of the Audit and
     Nominating  Committees  each  receive an annual  retainer of  $15,000.  The
     Lead/Coordinating   Trustee/Director  of  the  Delaware  Investments  Funds
     receives an additional retainer of $35,000.

(4)  In addition to this compensation,  for the 12-month period ended on October
     31, 2005, Mr. Fry received $12,975 in professional  fees from the Trust for services provided to the Trust's Board.

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices,  and internal  controls for the Trust.  It also oversees the  quality  and  objectivity  of the  Trust's  financial  statements  and  the independent audit thereof, and acts as a liaison between the Trust's independent registered  public  accounting firm and the full Board of Trustees.  The Trust's
Audit Committee consists of the following four Independent  Trustees:  Thomas F.
Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The
Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating  Committee:  This  committee  recommends  board  members,  fills vacancies and considers the qualifications of board members.  The committee also monitors the performance of counsel for the Independent Trustees. The Nominating
Committee  does not  accept  nominations  for the Board from  shareholders.  The

                                       26

Nominating Committee consists of the following four Independent  Trustees:  John
A. Fry,  Chairman;  Anthony  D.  Knerr;  Lucinda S.  Landreth;  and Ann R. Leven
(ex-officio).  The Nominating Committee held 10 meetings during the Trust's last fiscal year.

     Independent  Trustee  Committee:  This committee develops and recommends to the Board a set of corporate  governance  principles and oversees the evaluation of the Board,  its committees and its activities.  The committee is comprised of all of the Trust's Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust's last fiscal year.

Code of Ethics
     The Trust,  the Manager and the Distributor have adopted Codes of Ethics in compliance with the  requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities  that  may  be  purchased  or  held  by  the  Funds,  subject  to the requirements  set  forth in Rule  17j-1  under  the 1940 Act and  certain  other procedures set forth in the applicable  Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Trust has  formally  delegated  to the Manager the  responsibility  for making all proxy voting  decisions in relation to portfolio  securities  held by the Funds.  If and when  proxies  need to be voted on behalf of the  Funds,  the
Manager  will vote  such  proxies  pursuant  to its Proxy  Voting  Policies  and
Procedures  (the  "Procedures").  The Manager  has  established  a Proxy  Voting
Committee (the  "Committee")  which is responsible  for overseeing the Manager's proxy  voting  process for the Funds.  One of the main  responsibilities  of the
Committee is to review and approve the  Procedures to ensure that the Procedures are  designed to allow the Manager to vote proxies in a manner  consistent  with the goal of voting in the best interests of the Funds.

     In order to facilitate  the actual process of voting  proxies,  the Manager has contracted with Institutional  Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and vote proxies  generally in accordance with the Procedures.  The Committee is responsible for overseeing  ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Information, if any, regarding how the Funds voted proxies relating to portfolio  securities  during the most recent  12-month  period ended June 30 is
available    without   charge:    (i)   through   the   Funds'   Web   site   at
www.delawareinvestments.com; and (ii) on the SEC's Web site at www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  the
Manager will normally vote against management's position when it runs counter to its specific Proxy Voting  Guidelines (the  "Guidelines"),  and the Manager will also  vote  against  management's  recommendation  when it  believes  that  such position is not in the best interests of the Funds.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies on behalf of the Funds.  Some  examples of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to
require  a  supermajority   shareholder   vote;   (iii)  votes  on  mergers  and
acquisitions should be considered on a case-by-case  basis,  determining whether
the  transaction   enhances  shareholder  value;  (iv)  generally  vote  against proposals to create a new class of common stock with superior voting rights; (v)
generally vote  re-incorporation  proposals on a case-by-case  basis; (vi) votes with respect to management  compensation  plans are determined on a case-by-case basis;  and (vii)  generally  vote for  reports on the level of  greenhouse  gas emissions from the company's operations and products.

     Because the Trust has delegated  proxy voting to the Manager,  the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore  does not have  procedures  regarding  this matter.  However,  the
Manager does have a section in its Procedures  that addresses the possibility of conflicts of interest.  Most proxies that the Manager  receives on behalf of the
Funds are voted by ISS in accordance with the Procedures.

                                       27

Because almost all Fund proxies are voted by ISS pursuant to the  pre-determined
Procedures,  it normally will not be necessary for the Manager to make an actual determination  of how to vote a particular  proxy,  thereby largely  eliminating conflicts of interest for the Manager  during the proxy voting  process.  In the very limited instances where the Manager are considering voting a proxy contrary to ISS's  recommendation,  the  Committee  will first assess the issue to see if there is any possible  conflict of interest  involving the Manager or affiliated persons of the Manager.  If a member of the Committee has actual  knowledge of a conflict of interest,  the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation  to the Committee on how to vote the proxy in the best  interests of the Funds.  The  Committee  will then review the proxy voting  materials  and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of the Funds.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Investment Advisor

     The Manager,  located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes   investment   management  services  to  the  Funds,  subject  to  the
supervision  and  direction of the Trust's  Board of Trustees.  The Manager also provides  investment  management  services  to  certain  of the  other  Delaware
Investments  Funds.  Affiliates  of the  Manager  also manage  other  investment accounts.  While investment  decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.
The Manager pays the salaries of all  Trustees,  officers and  employees who are affiliated with both the Manager and the Trust.

     The Manager and its predecessors  have been managing  Delaware  Investments
Funds since 1938. As of December 31, 2005, the Manager and its affiliates within
Delaware Investments were managing in the aggregate in excess of $110 billion in assets in various  institutional or separately  managed,  investment company and insurance  accounts.  The  Manager is a series of Delaware  Management  Business
Trust,  which is an indirect,  wholly owned  subsidiary  of Delaware  Management
Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation  ("Lincoln").  Lincoln,
with headquarters in Philadelphia,  Pennsylvania,  is a diversified organization with operations in many aspects of the financial  services  industry,  including insurance and investment management.  Delaware Investments is the marketing name for DMH and its  subsidiaries.  The  Manager  and its  affiliates  own the  name
"Delaware Group." Under certain circumstances,  including the termination of the
Trust's advisory relationship with the Manager or its distribution  relationship with the  Distributor,  the Manager and its affiliates  could cause the Trust to delete the words "Delaware Group" from its name.

     The Investment  Management Agreement for Delaware U.S. Growth Fund is dated
November 23, 1999 and was approved by the initial  shareholder  of Delaware U.S.
Growth Fund on that date.  The  Investment  Management  Agreement  for  Delaware
Diversified  Income Fund is dated June 28, 2002 and was  approved by its initial shareholder  on June 28, 2002.  Each  Agreement had an initial term of two years and may be further  renewed only so long as such  renewals and  continuance  are specifically approved at least annually by the Board of Trustees or by vote of a majority of the  outstanding  voting  securities  of each Fund,  and only if the terms and renewal  thereof  have been  approved by the vote of a majority of the
Trust's  Independent  Trustees who are not parties thereto or interested persons of any such party,  cast in person at a meeting called for the purpose of voting on such  approval.  Each  Agreement is  terminable  without  penalty on 60 days'
notice  by  the  Trust  or  by  the  Manager.   Each  Agreement  will  terminate
automatically in the event of its assignment.

     As compensation for the services  rendered under the Investment  Management
Agreements,  the Funds  shall pay the  Manager  an  annual  management  fee as a percentage of average daily net assets equal to:

-------------------------------- -----------------------------------------------
                                             Management Fee Schedule
                                  (as a percentage of average daily net assets)
Fund Name                                          Annual Rate

                                       28

-------------------------------- -----------------------------------------------
Delaware Diversified Income Fund 0.55% on first $500 million
                                 0.50% on next $500 million
                                 0.45% on next $1,500 million
                                 0.425% on assets in excess of $2,500 million
-------------------------------- -----------------------------------------------
Delaware U.S. Growth Fund        0.65% on first $500 million
                                 0.60% on next $500 million
                                 0.55% on next $1,500 million
                                 0.50% on assets in excess of $2,500 million
-------------------------------- -----------------------------------------------

During the past three  fiscal  years,  the Funds paid the  following  investment management fees:

-------------------------------- ----------------- ----------------- ----------------------
Fund                             October 31, 2005  October 31, 2004  October 31, 2003

-------------------------------- ----------------- ----------------- ----------------------
Delaware Diversified Income Fund $4,058,827 earned $1,652,880 earned $312,717 earned
                                 $3,366,726 paid   $1,249,781 paid   $2,487 paid
                                 $692,101 waived   $403,099 waived   $315,204 waived
-------------------------------- ----------------- ----------------- ----------------------
Delaware U.S. Growth Fund        $1,035,074 earned $689,437 earned   $878,695 earned
                                 $620,900 paid     $-0- paid         $-0- paid
                                 $414,174 waived   $689,437 waived   $878,695 waived
-------------------------------- ----------------- ----------------- ----------------------

     Except  for  those  expenses  borne by the  Manager  under  the  Investment
Management Agreements and the Distributor under the Distribution Agreement,  the
Fund is  responsible  for all of its own expenses.  Among others,  such expenses include the Funds'  proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs;  custodian expenses;  federal and state securities  registration fees; proxy costs;  and the costs of preparing  prospectuses and reports sent to shareholders.

Distributor

     The  Distributor,  Delaware  Distributors,  L.P.,  located  at 2005  Market
Street, Philadelphia,  PA 19103-7094,  serves as the national distributor of the
Trust's  shares  under  a  Distribution   Agreement  dated  May  15,  2003.  The
Distributor  is an  affiliate  of the  Manager  and  bears  all of the  costs of promotion and distribution,  except for payments by the Fund Classes under their respective  Rule 12b-1  Plans.  The  Distributor  is an  indirect,  wholly owned subsidiary of DMH, and, therefore, of Lincoln. The Distributor has agreed to use its  best  efforts  to  sell  shares  of the  Funds.  See the  Prospectuses  for information  on how to invest.  Shares of the Funds are offered on a  continuous basis by the  Distributor  and may be purchased  through  authorized  investment dealers or directly by contacting the Distributor or the Trust.  The Distributor also serves as national  distributor for the other Delaware  Investments  Funds.
The Board of Trustees annually reviews fees paid to the Distributor.

     During the Funds' last three fiscal  years,  the  Distributor  received net
commissions   from  the  Funds  on  behalf  of  their  Class  A  Shares,   after
re-allowances to dealers, as follows:

------------------------------------------------------------------------------------------------
                                   Delaware U.S. Growth Fund
                                        Class A Shares
-------------------------- ---------------------- ----------------------- ----------------------
Fiscal Year Ended             Total Amount of
                               Underwriting        Amounts Reallowed to    Net Commission to
                                Commissions              Dealers                  DDLP
-------------------------- ---------------------- ----------------------- ----------------------
10/31/05                          $102,330                 $85,106                $17,224
-------------------------- ---------------------- ----------------------- ----------------------
10/31/04                           $94,753                 $79,698                $15,055
-------------------------- ---------------------- ----------------------- ----------------------
10/31/03                          $159,989                $144,983                $15,006
-------------------------- ---------------------- ----------------------- ----------------------

                                       29

------------------------------------------------------------------------------------------------
                               Delaware Diversified Income Fund
                                        Class A Shares
------------------------------------------------------------------------------------------------
Fiscal Year Ended             Total Amount of
                               Underwriting        Amounts Reallowed to    Net Commission to
                                Commissions              Dealers                  DDLP
-------------------------- ---------------------- ----------------------- ----------------------
10/31/05                        $2,956,406              $2,578,886               $377,520
-------------------------- ---------------------- ----------------------- ----------------------
10/31/04                        $1,396,834              $1,216,958               $179,876
-------------------------- ---------------------- ----------------------- ----------------------
10/31/03                        $1,064,752                $948,826               $115,926
-------------------------- ---------------------- ----------------------- ----------------------

     During  the last three  fiscal  years,  the  Distributor  received,  in the aggregate,  Limited CDSC payments from Delaware U.S. Growth Fund with respect to
Class A Shares and CDSC  payments with respect to such Fund's Class B Shares and
Class C Shares as follows:

-------------------------- ---------------------- ----------------------- ----------------------
Fiscal Year Ended                 Class A                Class B                 Class C
-------------------------- ---------------------- ----------------------- ----------------------
10/31/05                             None                 $78,286                   $991
-------------------------- ---------------------- ----------------------- ----------------------
10/31/04                             None                $127,095                 $2,025
-------------------------- ---------------------- ----------------------- ----------------------
10/31/03                             None                $152,663                 $3,345
-------------------------- ---------------------- ----------------------- ----------------------

     During  the last three  fiscal  years,  the  Distributor  received,  in the aggregate,  Limited CDSC  payments from  Delaware  Diversified  Income Fund with respect to Class A Shares and CDSC  payments with respect to such Fund's Class B
Shares and Class C Shares as follows:

-------------------------- ---------------------- ----------------------- ----------------------
Fiscal Year Ended                 Class A                Class B                 Class C
-------------------------- ---------------------- ----------------------- ----------------------
10/31/05                             None                 $72,993                $54,153
-------------------------- ---------------------- ----------------------- ----------------------
10/31/04                             None                 $59,366                $43,309
-------------------------- ---------------------- ----------------------- ----------------------
10/31/03                             None                    None                   None
-------------------------- ---------------------- ----------------------- ----------------------

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as the Funds'  financial  intermediary  wholesaler  pursuant  to a Second
Amended and Restated  Financial  Intermediary  Distribution  Agreement  with the
Distributor  dated August 21, 2003.  Pursuant to such Agreement,  LFD shall: (i)
promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries  (collectively,  "Financial Intermediaries");
(ii)  create  messaging  and  packaging  for  certain  non-regulatory  sales and marketing  materials related to the Funds; and (iii) produce such non-regulatory sales and  marketing  materials  related  to the  Funds.  LFD is located at 2001
Market Street, Philadelphia,  PA 19103-7055. The rate of compensation,  which is calculated  and paid  monthly,  to LFD for the  sales of  shares  of the  retail
Delaware  Investments  Funds  (excluding  the shares of the  Delaware VIP Trust, money market  funds and house  accounts  and shares  redeemed  within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

----------------------------------------------- ---------------------------
                                                  Basis Points on Sales
----------------------------------------------- ---------------------------
Retail Mutual Funds (Class A, B and C Shares)             0.50%
----------------------------------------------- ---------------------------
Merrill Lynch Connect Program                             0.25%
----------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                           0.45%
----------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and
Delaware International Value Equity Fund
Class I Shares                                               0%
----------------------------------------------- ---------------------------

     In addition to the  non-recurring fee set forth above, the Distributor pays
LFD a fee at the annual rate set forth below of the average  daily net assets of
Fund  shares  of  the  retail  Delaware   Investments   Funds   outstanding  and
beneficially owned by shareholders through Financial  Intermediaries,  including those Fund shares sold before the date of this Agreement.

                                       30

----------------------------------------------- ---------------------------
                                                  Basis Points on Sales
----------------------------------------------- ---------------------------
Retail Mutual Funds (including shares of
money market funds and house accounts and
shares redeemed within 30 days of purchase)               0.04%
----------------------------------------------- ---------------------------
Merrill Lynch Connect Program                               0%
----------------------------------------------- ---------------------------
Registered Investment Advisors and
H.D. Vest Institutional Classes                           0.04%
----------------------------------------------- ---------------------------
Citigroup Global Capital Markets, Inc.
(formerly Salomon Smith Barney) and
Delaware International Value Equity Fund
Class I Shares                                            0.04%
----------------------------------------------- ---------------------------

     The fees associated with LFD's services to the Funds are borne  exclusively by the Distributor and not by the Funds.

     The Delaware  Diversified  Income Fund is currently an investment option on
the  Personal   Wealth   Portfolios   Program  (the   "Program")   sponsored  by
Linsco/Private  Ledger Corp.  ("LPL").  Delaware Capital Management  ("DCM"), an
affiliate of LFD, also provides  investment  services to LPL in connection  with the Program. To help defray a portion of the technology development costs of the
Program,  DCM  paid  $500,000  to LPL that  contributed  to the  development  of software applications and other technology necessary to operate the Program. DCM was  later  reimbursed  by LFD for the  money  paid to LPL.  As a result of this co-development effort, DCM has the opportunity to enter into an option agreement with  the  technology  vendor  to  utilize  the  Program's  software  and  other technology for business purposes unrelated to the Program,  and DCM will receive preferred  pricing for  implementation  and  ongoing  use of this  technological platform.  Because  LPL  benefited  from  the  financial  contributions  to  the co-development  of technology,  LPL's financial  interests may conflict with its ability to use  strictly  objective  factors in  reviewing  and  evaluating  the
Delaware Diversified Income Fund for the Program. Notwithstanding the above, LPL represents that the Delaware  Diversified Income Fund is required to satisfy the same  due  diligence  requirements  as  all  other  mutual  funds  evaluated  in connection with the Program.

Transfer Agent
     Delaware  Service  Company,  Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia,  PA 19103-7094,  serves as the Fund's shareholder  servicing,  dividend  disbursing and transfer agent (the
"Transfer Agent") pursuant to a Shareholders  Services Agreement dated April 19,
2001.  The Transfer  Agent is an indirect,  wholly owned  subsidiary of DMH and, therefore,  of Lincoln.  The Transfer Agent also acts as shareholder  servicing, dividend disbursing and transfer agent for other Delaware Investments Funds. The
Transfer  Agent  is  paid  a fee by  the  Funds  for  providing  these  services consisting  of an annual per  account  charge of $23.10 for each open and closed account  on its  records  and  each  account  held  on a  sub-accounting  system maintained by firms that hold accounts on an omnibus basis.

     These  charges are assessed  monthly on a pro rata basis and  determined by using the number of  Shareholder  and Retirement  Accounts  maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Delaware Services Company,  Inc. also provides  accounting  services to the
Fund pursuant to a separate Fund Accounting  Agreement.  Those services  include performing all functions related to calculating the Fund's NAV and providing all financial  reporting services,  regulatory  compliance testing and other related accounting services. For its services, Delaware Services Company, Inc. is paid a fee based on total assets of all of the Delaware  Investments Funds for which it provides such accounting services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Services Company,  Inc.
furnishes accounting  services.  The fees are charged to each Fund and the other
Delaware  Investments Funds, on an aggregate pro rata basis. The asset-based fee payable to the  Delaware  Services  Company,  Inc.  is subject to a minimum  fee calculation based on the type and number of classes per Fund.

     Each Fund has  authorized  one or more  brokers  to  accept  on its  behalf purchase and redemption  orders in addition to the Transfer Agent.  Such brokers are  authorized  to  designate  other  intermediaries  to  accept  purchase  and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a

                                       31

purchase or redemption  order when an  authorized  broker or, if  applicable,  a broker's authorized designee, accepts the order.

Custodian
     JPMorgan Chase Bank ("JPMorgan"),  4 Chase Metrotech Center,  Brooklyn,  NY
11245 is  custodian of the Funds'  securities  and cash.  As custodian  for each
Fund, JPMorgan maintains a separate account or accounts for each Fund; receives, holds and releases  portfolio  securities on account of each Fund;  receives and disburses  money on behalf of each Fund;  and collects  and receives  income and other payments and distributions on account of each Fund's portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

                                       32

                               PORTFOLIO MANAGERS

Other Accounts
     The following chart lists certain information about types of other accounts for which each  portfolio  manager is  primarily  responsible  as of October 31,
2005.

                                                                                               Total Assets in
                                                                     No. of Accounts with      Accounts with
                                  No. of                             Performance-Based Fees    Performance-
                                  Accounts   Total Assets Managed                               Based Fees

Van Harte
Registered Investment                  17         $3.9 billion         None                         None
Companies
Other Pooled Investment                 0                              None                         None
Vehicles
Other Accounts                         46         $5.8 billion          1                       $633 million

Bonavico
Registered Investment                  17         $3.9 billion         None                         None
Companies
Other Pooled Investment                 0                              None                         None
Vehicles
Other Accounts                         48         $5.8. billion         1                       $633 million

Prislin
Registered Investment                  17         $3.9 billion         None                         None
Companies
Other Pooled Investment                 0                              None                         None
Vehicles
Other Accounts                         46         $5.8 billion          1                       $633 million

Ericksen
Registered Investment                  14         $3.3 billion         None                         None
Companies
Other Pooled Investment                 0                              None                         None
Vehicles
Other Accounts                         44         $5.7 billion          1                       $633 million

Paul Grillo
Registered Investment Companies        12         $2.2 billion         ---                          ---
Other Pooled Investment Vehicles        2        $11.4 million         ---                          ---
Other Accounts                         32         $1.5 billion

Philip R. Perkins
Registered Investment Companies         5         $1.7 billion         ---                          ---
Other Pooled Investment Vehicles       ---            $---             ---                          ---
Other Accounts                          1        $39.5 billion$

Timothy L. Rabe
Registered Investment Companies        13         $2.5 billion         ---                          ---
Other Pooled Investment Vehicles       ---            ---              ---                          ---

                                       33

Other Accounts                          2        $19.1 million

     Description of Potential Material Conflicts of Interest

     Individual  portfolio managers may perform investment  management  services for other  accounts  similar to those  provided to the Funds and the  investment action for each account and Fund may differ.  For  example,  one account or Fund may be selling a security,  while  another  account or Fund may be purchasing or holding the same security.  As a result,  transactions  executed for one account and Fund may adversely  affect the value of securities held by another  account.
Additionally,  the  management  of multiple  accounts and Funds may give rise to potential  conflicts of interest,  as a portfolio manager must allocate time and effort to  multiple  accounts  and Funds.  A portfolio  manager may  discover an investment  opportunity  that may be suitable for more than one account or Fund.
The investment  opportunity  may be limited,  however,  so that all accounts and
Funds for which the investment would be suitable may not be able to participate.
The Manager  has adopted  procedures  designed  to allocate  investments  fairly across multiple accounts.

     Some   of  the   accounts   managed   by  the   portfolio   managers   have
performance-based   fees.  This  compensation  structure  presents  a  potential conflict of  interest.  The  portfolio  manager has an  incentive to manage this account so as to enhance its  performance,  to the  possible  detriment of other accounts for which the investment  manager does not receive a  performance-based fee.

     A portfolio  manager's  management  of personal  accounts  also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio's manager's compensation consists of the following:

     Base Salary:  Each named  portfolio  manager  receives a fixed base salary.
Salaries are  determined  by a  comparison  to industry  data  prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     In addition,  each Focus Growth Team member is entitled to certain payments in the nature of reimbursement payable in three installments.

     Bonus - Focus  Growth  Team:  Each named  portfolio  manager is eligible to receive an annual cash bonus,  which is based upon  quantitative and qualitative factors.  Generally of the total  potential  cash  compensation  for a portfolio manager,  50% or more is in the form of a bonus and is  therefore  at risk.  The total  amount  available  for  payment  of  bonuses  is  based  on the  revenues associated  with the products  managed by the Focus  Growth Team.  The amount of this "bonus pool" is  determined by taking a  pre-determined  percentage of such revenues  (minus  appropriate  expenses  associated  with this  product  and the investment management team).

     Various  members of the team have the ability to earn a  percentage  of the bonus pool with the most senior  contributors having the largest share. The pool is allotted based on subjective  factors (50%) and objective  factors (50%). The subjective  portion  of the  pool  is  allocated  to  team  members  within  the discretion  of senior  management.  There is a minimum  guaranteed  fixed payout amount  associated  with this portion of the pool for the years ending  December
31, 2005 and December 31, 2006.

     The  allocation of the  remaining  50% of the pool is based upon  objective factors.  Performance is measured as a result of the team's standing relative to a large cap growth  composite  of a  nationally  recognized  publicly  available database,  for five  successive  calendar  years.  Performance  rankings  are in quartiles as follows: top decile, top quartile,  second quartile, third quartile and bottom quartile.  An average is taken of the five year relative  performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out.

                                       34

To the extent there was less than a complete payout of the  "objective"  portion of the bonus pool over the  previous  five  years,  there is an  opportunity  to recoup these amounts if the  multiplier is in excess of 100%, in the  discretion of senior management.

     Individual   allocations   of  the  bonus  pool  are  based  on  individual
performance measurements, both objective and subjective, as determined by senior management.

     In addition,  there is a potential one-time value creation payment that may be allocated on or about  December 31, 2009 to the extent the value added by the team exceeds the relative  value of their  holdings in the Delaware  Investments
U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation  arrangement.  The value creation payment, if any, would be paid out to individual  team members in  proportion to the shares  granted to that team member under the Plan.

     Bonus - Fixed Income Teams:  Each portfolio  manager is eligible to receive an annual cash bonus,  which is based on quantitative  and qualitative  factors.
The amount of the pool for bonus  payments is first  determined by  mathematical equation based on assets,  management fees and direct  expenses,  including fund waiver expenses,  for registered  investment  companies,  pooled  vehicles,  and managed  separate  accounts.  Generally,  80% of  the  bonus  is  quantitatively determined. For investment companies, each manager is compensated according to a
Portfolio's  Lipper peer group  percentile  ranking on a one-year and three-year basis.  For managed  separate  accounts the portfolio  managers are  compensated according to the composite percentile ranking in consultant databases.  There is no objective  award for a fund that falls below the 50th  percentile for a given time period.  There is a sliding scale for investment  companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases.  The remaining 20% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

     Deferred  Compensation:   Each  named  portfolio  manager  is  eligible  to
participate in the Lincoln National Corporation  Executive Deferred Compensation
Plan,  which is available  to all  employees  whose income  exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating  employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive  Plan/Equity  Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware  Investments  U.S.,
Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan
(non-statutory or "non-qualified" stock options). In addition,  certain managers may be awarded  restricted  stock units,  or "performance  shares",  in Lincoln.
Delaware Investments U.S., Inc., is an indirect,  wholly owned subsidiary of DMH and, therefore, of Lincoln.

     The Delaware  Investments  U.S.,  Inc. Stock Option Plan was established in
2001 in order to provide certain investment personnel of the Manager with a more direct means of participating  in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after  issuance.  Options are awarded  from time to time by the  investment  manager in its full  discretion.  Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day,  after which time the  shareholder  may put  them  back  to the  issuer  or the  shares  may be  called  back  from  the shareholder.

     There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

     Portfolio managers who do not participate in the Delaware Investments U.S.,
Inc.  Stock  Option Plan are  eligible to  participate  in  Lincoln's  Long-Term
Incentive Plan,  which is designed to provide a long-term  incentive to officers of  Lincoln.  Under the plan,  a  specified  number of  performance  shares  are allocated  to each unit and are awarded to  participants  in the  discretion  of their managers in accordance with  recommended  targets related to the number of employees  in a unit that may  receive  an award and the  number of shares to be awarded. The performance

                                       35

shares have a three year  vesting  schedule  and, at the end of the three years, the actual  number of shares  distributed  to those who  received  awards may be equal to,  greater  than or less than the amount of the award based on Lincoln's achievement  of certain  performance  goals  relative to a  pre-determined  peer group.

     Other  Compensation:  Portfolio  managers may also  participate  in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of October 31, 2005, the portfolio managers did not own shares of either
Fund.

                         TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the
Funds  for the  purchase  or sale of  portfolio  securities  on the basis of its judgment of their  professional  capability to provide the service.  The primary consideration in selecting  broker/dealers is to seek those  broker/dealers  who provide best  execution for the Funds.  Best  execution  refers to many factors, including the price paid or received for a security, the commission charged, the promptness  and  reliability  of execution,  the  confidentiality  and placement accorded the order and other factors  affecting the overall benefit  obtained by the account on the transaction. A number of trades are made on a net basis where the Funds either buy  securities  directly  from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the  difference  between the buy and sell price) which is the equivalent of a  commission.  When a commission is paid, a Fund pays  reasonable  brokerage commission rates based upon the professional  knowledge of the Manager's trading department as to rates paid and charged for similar transactions  throughout the securities industry. In some instances,  a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During  the past  three  fiscal  years,  the  aggregate  dollar  amounts of brokerage commissions paid by the Delaware U.S. Growth Fund were as follows:

--------------------------------------------------------------------------------
                          Fiscal year ended October 31,
--------------------------------------------------------------------------------
            2005                        2004                       2003
----------------------------- -------------------------- -----------------------
          $392,647                    $465,619                   $299,791
----------------------------- -------------------------- -----------------------

     During  the past  three  fiscal  years,  the  aggregate  dollar  amounts of brokerage  commissions  paid by the  Delaware  Diversified  Income  Fund were as follows:

--------------------------------------------------------------------------------
                          Fiscal year ended October 31,
--------------------------------------------------------------------------------
            2005                        2004                       2003
----------------------------- -------------------------- -----------------------
          $154,614                     $53,260                    $23,352
----------------------------- -------------------------- -----------------------

     The Manager may allocate out of all commission business generated by all of
the  funds  and  accounts  under  their   management,   brokerage   business  to
brokers/dealers  or members of an exchange  who provide  brokerage  and research services. These services include advice, either directly or through publications or writings,  as to the value of securities,  the  advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers  of  securities;  furnishing  of  analyses  and  reports concerning issuers, securities or industries;  providing information on economic factors and trends;  assisting  in  determining  portfolio  strategy;  providing computer  software  and  hardware  used  in  security  analyses;  and  providing portfolio  performance  evaluation and technical market analyses.  Such services are  used by the  Manager  in  connection  with its  investment  decision-making process with  respect to one or more funds and  accounts  managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

                                       36

     As  provided  in the 1934  Act and the  Investment  Management  Agreements,
higher  commissions  are  permitted  to be paid to  brokers/dealers  who provide brokerage and research services than to  broker/dealers  who do not provide such services,  if such higher  commissions are deemed  reasonable in relation to the value of the brokerage and research  services  provided.  Although  transactions directed to brokers/dealers who provide such brokerage and research services may result in the Funds paying higher  commissions,  the Manager  believes that such commissions  are  reasonable  in  relation  to the  value of the  brokerage  and research services provided.  In some instances,  services may be provided to the
Manager which  constitute in some part  brokerage and research  services used by the  Manager in  connection  with its  investment  decision-making  process  and constitute  in  some  part  services  used by the  Manager  in  connection  with administrative or other functions not related to its investment  decision-making process.  In such  cases,  the  Manager  will make a good  faith  allocation  of brokerage  and  research  services  and  will pay out of its own  resources  for services  used  by the  Manager  in  connection  with  administrative  or  other functions not related to its investment decision-making process. In addition, so
long  as  no  fund  is  disadvantaged,   portfolio  transactions  that  generate
commissions  or their  equivalent  are allocated to  broker/dealers  who provide daily portfolio pricing services to each Fund and to other Delaware  Investments
Funds.  Subject to best execution,  commissions  allocated to brokers  providing such pricing  services may or may not be  generated by the funds  receiving  the pricing service.

     During the fiscal year ended October 31, 2005,  portfolio  transactions  of the  Delaware  U.S.  Growth  Fund in the amount of  $303,782,497,  resulting  in brokerage  commissions  of $273,564,  were directed to brokers for brokerage and research services provided.

     As of  October  31,  2005,  the Funds did not own any  securities  of their regular  broker/dealers,  as defined in Rule 10b-1  under the 1940 Act,  or such broker/dealers' parents.

     The  Manager may place a combined  order for two or more  accounts or funds engaged in the purchase or sale of the same security if, in its judgment,  joint execution is in the best  interest of each  participant  and will result in best price and execution. Transactions involving commingled orders are allocated in a manner  deemed  equitable  to each  account or fund.  When a  combined  order is executed  in  a  series  of  transactions  at  different  prices,  each  account participating in the order that receives  allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume  transactions  will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could  adversely  affect the price or volume of the security that a particular  account or fund may obtain,  it is the opinion of the Manager and the  Trust's  Board of  Trustees  that the  advantages  of  combined  orders outweigh the possible disadvantages of separate transactions.

     Consistent with the National  Association of Securities Dealers,  Inc. (the
"NASD") and subject to seeking best  execution,  the Funds may place orders with broker/dealers  that have  agreed to defray  certain  expenses  of the  Delaware
Investments Funds, such as custodian fees.

     In 2005,  the Delaware  U.S.  Growth Fund was given the  authority to begin participation in a commission  recapture program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the  related  brokerage  commission  to the Fund in cash.  Any such commission  rebates  will be  included  in realized  gain on  securities  in the appropriate  financial  statements of the Fund.  The Manager and its  affiliates have  previously  and may in the future act as an  investment  advisor to mutual funds or separate  accounts  affiliated with the administrator of the commission recapture program described above. In addition,  affiliates of the administrator act as consultants in helping  institutional  clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

                                  CAPITAL STOCK

Capitalization

                                       37

     The Trust has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class of each Fund. All shares are, when issued in accordance with the Trust's prospectuses, registration statement, governing instruments and applicable law, fully paid and non-assessable.  Shares do not have  preemptive  rights.  All shares of a Fund  represent  an  undivided proportionate  interest in the assets of such Fund, and each share class has the same voting and other  rights and  preferences  as the other  classes of a Fund, except  that shares of the  Institutional  Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1.  Similarly,  as a general matter,  shareholders of Fund Classes may vote only on matters affecting the Fund Classes' Rule 12b-1 Plans that relates to the class of shares that they hold.  However,  Class B Shares may vote on any proposal to increase  materially the fees to be paid by each Fund under the Rule 12b-1 Plan  relating  to Class A
Shares.  General  expenses of each Fund will be allocated on a pro-rata basis to the classes  according to asset size,  except that expenses of the Fund Classes'
Rule 12b-1 Plans will be allocated solely to those classes.

     On November  29, 1993,  Trust's  predecessor  entity  changed its name from
Lincoln  Renaissance  Funds, Inc. to Lincoln Advisor Funds, Inc. ("LAF").  As of
the close of business May 3, 1996, the name of LAF was changed to Delaware Group
Adviser  Funds,  Inc.  Effective  November 23, 1999,  the name of Delaware Group
Adviser Funds, Inc. was changed to Delaware Group Adviser Funds.

     As of the close of business on May 3, 1996,  the name Lincoln  U.S.  Growth
Portfolio was changed to U.S.  Growth Fund.  As of August 16, 1999,  the name of the U.S. Growth Fund changed to Delaware U.S. Growth Fund. Corresponding changes were also made to the names of the Fund's  classes on that date.  Class R Shares of each Fund first were offered on June 1, 2003.

     Until  April  26,  1996,  the  Trust  consisted  of nine  series  of shares
(Delaware U.S. Growth Fund and eight other funds).  On February 23, 1996,  LAF's
Board of Directors approved a restructuring to integrate fully LAF into Delaware
Investments  Funds.  The  restructuring  provided,  among other things,  for the liquidation  of three funds;  the  appointment  of the Manager as the investment manager of each of the funds; the appointment of certain  sub-advisors;  changes in certain names,  including  Lincoln U.S. Growth Portfolio to U.S. Growth Fund,
and the change of the LAF to Delaware Group Adviser Funds. The liquidations were completed on April 26, 1996 and following required  shareholder  approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring  was consummated.  In accordance with the restructuring,  beginning  May 6,  1996,  the  former  Class D shares  have been re-designated as the Institutional  Class shares. On July 17, 1997, the Board of
Trustees approved the liquidations of three additional funds. These liquidations were completed on September 19, 1997.

     In accordance with the  restructuring,  the front-end sales charges for and
12b-1  Plan  distribution  fees  assessable  against  Class  A  Shares  and  the contingent  deferred  sales charge  schedule for Class B Shares,  as well as its feature  for  conversion  to  Class A  Shares,  have  been  modified  to be made consistent with the charges, fees and features that generally apply to all other
Delaware  Investments  Funds. The charges and fees previously  applicable to the
Class C Shares have not been changed.

     The Delaware Diversified Income Fund commenced operations on June 28, 2002.
On October  28,  2002,  Delaware  Pooled  Trust  Diversified  Core Fixed  Income
Portfolio (the "Predecessor Fund") merged into Delaware Diversified Income Fund.
The Fund is treated as the surviving legal entity, but the Predecessor Fund, for a variety of reasons,  is treated as the  surviving  entity for such purposes as presentation  of accounting,  financial and performance  information.  Thus, all such information  prior to October 28, 2002,  represents that of the Predecessor
Fund. The Predecessor Fund commenced operations on December 29, 1997.

Noncumulative Voting
     The Trust's shares have non-cumulative  voting rights, which means that the holders of more than 50% of the shares of the Trust's voting for the election of
Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

                                       38

                                PURCHASING SHARES
General Information
     The Trust  reserves the right to suspend  sales of Fund shares,  and reject any order for the purchase of Fund shares if in the opinion of  management  such rejection is in a Fund's best interest. The minimum initial investment generally is  $1,000  for Class A Shares,  Class B Shares  and Class C Shares.  Subsequent
purchases  of such  Classes  generally  must be at least  $100.  The initial and subsequent  investment  minimums for Class A Shares will be waived for purchases by officers,  Trustees  and  employees of any  Delaware  Investments  Fund,  the
Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction  program.  Shares purchased pursuant to the Uniform Gifts to
Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic  Investing Plan are subject to a minimum  initial  purchase of
$250 and a minimum  subsequent  purchase of $25.  There are no minimum  purchase requirements for Class R and the Institutional  Classes, but certain eligibility requirements must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See "Investment Plans" for purchase limitations  applicable to retirement  plans.  The  Trust  will  reject  any  purchase  order for more than
$100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these  limitations  by making  cumulative  purchases over a period of time.  In doing so, an  investor  should  keep in mind,  however,  that  reduced front-end  sales  charges  apply to  investments  of  $50,000 or more in Class A
Shares,  and that Class A Shares are  subject  to lower  annual  Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

     Selling dealers are  responsible for  transmitting  orders  promptly.  If a purchase is canceled because your check is returned unpaid,  you are responsible for any loss  incurred.  Each Fund can redeem  shares  from your  account(s)  to reimburse  itself for any loss,  and you may be  restricted  from making  future purchases in any of the Delaware Investments Funds. Each Fund reserves the right to reject  purchase  orders  paid by  third-party  checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign  financial  institution  is  accepted,  you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder  notification,  to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account  balance for a period of three or more  consecutive  months.  Holders of such  accounts  may be  notified of their insufficient  account  balance and  advised  that they have until the end of the current  calendar  quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance  requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent  calendar quarter until the  account is brought  up to the  minimum  balance.  The  service  fee will be deducted from the account during the first week of each calendar quarter for the previous  quarter,  and  will be used to help  defray  the  cost of  maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Each Fund  also  reserves  the  right,  upon 60 days'  written  notice,  to involuntarily  redeem  accounts that remain under the minimum  initial  purchase amount as a result of  redemptions.  An  investor  making  the  minimum  initial investment may be subject to involuntary  redemption without the imposition of a
CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The  NASD  has  adopted  amendments  to  its  Conduct  Rules,  relating  to investment  company  sales  charges.  The  Trust and the  Distributor  intend to operate in compliance with these rules.

     Class A Shares are purchased at the offering price which reflects a maximum front-end  sales  charge of 5.75% for  Delaware  U.S.  Growth Fund and 4.50% for
Delaware  Diversified Income Fund; however,  lower front-end sales charges apply for larger purchases.  See the table in the Fund Classes' Prospectuses.  Class A
Shares are also  subject to annual Rule 12b-1 Plan  expenses for the life of the investment.

                                       39

     Class B shares of Delaware  U.S.  Growth Fund are  purchased at NAV and are subject  to a CDSC of: (i) 4.00% if shares  are  redeemed  during the first year after  purchase;  (ii) 3.25% if shares  are  redeemed  during  the  second  year following  purchase;  (iii) 2.75% if shares are  redeemed  during the third year following  purchase;  (iv)  2.25% if shares are  redeemed  during the fourth and fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year  following  purchase;  and (vi)  0.00%  thereafter.  Class B Shares  of the
Delaware  Diversified Income Fund are purchased at NAV and are subject to a CDSC of: (i) 4.00% if shares are redeemed  during the first year following  purchase;
(ii) 3.00% if shares are  redeemed  during the second year  following  purchase;
(iii) 2.25% if shares are  redeemed  during the third year  following  purchase;
(iv) 1.50% if shares are  redeemed  during the fourth and fifth years  following purchase;  (v) 1.00% if shares are  redeemed  during  the sixth  year  following purchase;  and (vi) 0.00% thereafter.  Class B Shares are also subject to annual
Rule 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed  against Class B Shares for eight years after purchase.
See "Automatic Conversion of Class B Shares" below.

     Class C Shares  are  purchased  at NAV and are  subject  to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment  which are equal to those to which Class B Shares are subject.

     Class R Shares are purchased at the NAV per share without the imposition of a  front-end  sales  charge or CDSC.  Class R Shares are  subject to annual Rule
12b-1 Plan expenses for the life of the investment.

     Institutional  Class Shares are  purchased at the NAV per share without the imposition of a front-end sales charge, CDSC or Rule 12b-1 Plan expenses.

     See "Plans Under Rule 12b-1 for the Fund Classes" and "Determining Offering
Price and Net Asset Value" below for more information.

     Certificates  representing  shares  purchased  are not  ordinarily  issued.
Certificates were previously  issued for Class A Shares and Institutional  Class
Shares  of  the  Funds.  However,   purchases  not  involving  the  issuance  of
certificates  are  confirmed to the  investor and credited to the  shareholder's account on the books  maintained by the Transfer  Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates  had been issued.  An investor will be permitted to obtain a  certificate  in certain limited  circumstances that are approved by an appropriate officer of the Funds.
No charge is assessed by the Trust for any certificate  issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited  circumstances that are approved by an appropriate officer of the Funds.  In those  circumstances,  a  shareholder  may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of  obtaining a bond  covering the lost or stolen  certificate.  Please contact  the Trust for  further  information.  Investors  who hold  certificates representing  any of their  shares  may only  redeem  those  shares  by  written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
     The alternative purchase arrangements of Class A Shares, Class B Shares and
Class C Shares permit  investors to choose the method of purchasing  shares that is most suitable for their needs given the amount of their purchase,  the length of time they  expect to hold  their  shares  and other  relevant  circumstances.
Investors should determine whether, given their particular circumstances,  it is more  advantageous to purchase Class A Shares and incur a front-end sales charge and annual  Rule 12b-1 Plan  expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of Delaware  Diversified Income Fund or up to
a maximum of 0.35% of the average daily net assets of Delaware U.S. Growth Fund, or to  purchase  either  Class B or Class C Shares and have the  entire  initial purchase amount invested in each Fund with the investment  thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase,  and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class
B and Class C Shares are each  subject to annual Rule 12b-1 Plan  expenses of up to a  maximum  of 1.00%  (0.25%  of  which  are  service  fees to be paid to the
Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class
B Shares will

                                       40

automatically convert to Class A Shares at the end of eight years after purchase and, thereafter,  be subject to Class A Shares' annual Rule 12b-1 Plan expenses.
Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher  Rule 12b-1 Plan  expenses  on Class B Shares and Class C Shares will be  offset to the  extent a return  is  realized  on the  additional  money initially  invested upon the purchase of such shares.  However,  there can be no assurance  as to the return,  if any,  that will be realized on such  additional money.  In addition,  the effect of any return earned on such  additional  money will  diminish  over  time.  In  comparing  Class B Shares  to  Class C  Shares, investors  should  also  consider  the  duration  of the annual  Rule 12b-1 Plan expenses  to which each of the  classes is subject  and the  desirability  of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares  have no  front-end  sales  charge and are not  subject to a
CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%.  Class A
Shares  generally are not available for purchase by anyone qualified to purchase
Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should  consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class
C Shares.  Investors  also should  consider  the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares,  investors should also  consider  the  duration  of the annual Rule 12b-1 Plan  expenses to which each Cass is subject and the  desirability  of an  automatic  conversation feature to Class A Shares  (with lower  annual  Rule 12b-1 Plan fees),  which is available only for Class B Shares and does not subject the investor to a CDSC.

     For the  distribution  and related  services  provided to, and the expenses borne on behalf of, the Funds,  the  Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule
12b-1  Plan  fees,  in the case of Class B Shares  and Class C Shares,  from the proceeds of the Rule 12b-1 Plan fees and, if applicable,  the CDSC incurred upon redemption,  and in the case of Class R Shares,  from the  proceeds  of the Rule
12b-1 Plan fees.  Financial  advisors  may receive  different  compensation  for selling  Class A  Shares,  Class B  Shares,  Class C Shares  and Class R Shares.
Investors should understand that the purpose and function of the respective Rule
12b-1 Plans  (including for Class R Shares) and the CDSCs  applicable to Class B
Shares  and Class C Shares  are the same as those of the Rule 12b-1 Plan and the front-end  sales  charge  applicable  to Class A Shares  in that  such  fees and charges are used to finance the  distribution  of the  respective  Classes.  See
"Plans Under Rule 12b-1 for the Fund Classes" below.

     Dividends,  if any, paid on the Fund Classes will be calculated in the same manner,  at the same  time  and on the same day and will be in the same  amount, except that the amount of Rule 12b-1 Plan  expenses  relating to Class A Shares,
Class B Shares,  Class C Shares and Class R Shares will be borne  exclusively by such shares. See "Determining Offering Price and Net Asset Value" below.

     Class A Shares:  Purchases of $50,000 or more ($100,000 with respect to the
Delaware  Diversified Income Fund) of Class A Shares at the offering price carry reduced  front-end  sales  charges  as shown in the  table in the Fund  Classes'
Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser.  See "Special Purchase Features -
Class A Shares," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From  time  to  time,  upon  written  notice  to all of  its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The  Distributor  should be contacted for further  information on these requirements  as well as the basis and  circumstances  upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities  under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

                                       41

     As described in the Fund Classes'  Prospectuses,  for initial  purchases of
Class A Shares of $1,000,000 or more, a dealer's  commission  may be paid by the
Distributor to financial advisors through whom such purchases are effected.

     In  determining  a  financial   advisor's   eligibility  for  the  dealer's
commission,  purchases of Class A Shares of other Delaware  Investments Funds as to which a Limited  CDSC  applies  (see  "Contingent  Deferred  Sales Charge for
Certain  Redemptions  of Class A Shares  Purchased  at Net  Asset  Value"  under
"Redemption and Exchange") may be aggregated with those of the Class A Shares of each Fund.  Financial advisors also may be eligible for a dealer's commission in connection  with certain  purchases made under a Letter of Intention or pursuant to an investor's  Right of Accumulation.  Financial  advisors should contact the
Distributor  concerning  the  applicability  and  calculation  of  the  dealer's commission in the case of combined purchases.

     An  exchange  from other  Delaware  Investments  Funds will not qualify for payment of the  dealer's  commission,  unless a dealer's  commission  or similar payment has not been previously paid on the assets being exchanged. The schedule and  program  for payment of the  dealer's  commission  are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
     Class B Shares and Class C Shares are purchased  without a front-end  sales charge. Class B Shares redeemed within six years of purchase may be subject to a
CDSC at the rates set forth above,  and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar  amount  subject to the CDSC.  The charge  will be  assessed on an amount  equal to the  lesser of the NAV at the time of  purchase  of the  shares being redeemed or the net asset value of those shares at the time of redemption.
No CDSC will be  imposed  on  increases  in net asset  value  above the  initial purchase  price,  nor will a CDSC be assessed on redemptions of shares  acquired through reinvestment of dividends or capital gains  distributions.  For purposes of this formula,  the "NAV at the time of purchase"  will be the NAV at purchase of Class B Shares or Class C Shares of each Fund, even if those shares are later exchanged for shares of another  Delaware  Investments  Fund. In the event of an exchange of the shares,  the "NAV of such shares at the time of redemption" will be the NAV of the shares that were acquired in the  exchange.  The Fund Classes'
Prospectuses include information on the instances in which the CDSC is waived.

     During the seventh year after  purchase and,  thereafter,  until  converted automatically  into Class A Shares,  Class B Shares will still be subject to the annual Rule 12b-1 Plan  expenses  of up to 1.00% of average  daily net assets of those shares.  At the end of eight years after purchase,  an investor's  Class B
Shares will be  automatically  converted  into Class A Shares of each Fund.  See
"Automatic Conversion of Class B Shares" below.  Investors are reminded that the
Class A Shares  into which  Class B Shares  will  convert are subject to Class A
Shares' ongoing annual Rule 12b-1 Plan expenses.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed  that  shares held for more than six years are  redeemed  first,
followed  by  shares   acquired   through  the   reinvestment  of  dividends  or
distributions,  and finally by shares held longest  during the six-year  period.
With  respect to Class C Shares,  it will be assumed  that  shares held for more than 12 months are  redeemed  first  followed  by shares  acquired  through  the reinvestment  of dividends or  distributions,  and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares
     Class B Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested in the Funds' shares. The Distributor  currently compensates dealers or brokers for selling  Class B Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 4% of the  dollar  amount  purchased.  In addition,  from time to time,  upon written  notice to all of its  dealers,  the
Distributor may hold special  promotions for specified  periods during which the
Distributor  may pay additional  compensation  to dealers or brokers for selling
Class B Shares at the time of purchase.  As discussed  below,  however,  Class B
Shares are subject to Rule annual 12b-1 Plan  expenses  and, if redeemed  within six years of purchase, a CDSC.

                                       42

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B
Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the
CDSC and the proceeds of the Rule 12b-1 Plan fees make it possible for the Funds to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who  exercise the  exchange  privilege  described below  will  continue  to be  subject  to the CDSC  schedule  for Class B Shares described  in this Part B, even after the  exchange.  Such CDSC  schedule may be higher  than the CDSC  schedule  for Class B Shares  acquired as a result of the exchange. See "Redemption and Exchange" below.

Automatic Conversion of Class B Shares
     Class  B  Shares,  other  than  shares  acquired  through  reinvestment  of dividends,  held for eight years  after  purchase  are  eligible  for  automatic conversion  into  Class A Shares.  Conversions  of Class B Shares  into  Class A
Shares will occur only four times in any calendar  year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date").
If the  eighth  anniversary  after a  purchase  of  Class B  Shares  falls  on a
Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth  anniversary  occurs between  Conversion Dates, an investor's Class B
Shares will be converted  on the next  Conversion  Date after such  anniversary.
Consequently,  if a shareholder's  eighth  anniversary  falls on the day after a
Conversion  Date, that  shareholder will have to hold Class B Shares for as long as three additional  months after the eighth  anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of a Fund acquired  through a reinvestment of dividends will convert to Class A Shares of the Fund  pro-rata with Class B shares of that Fund not acquired through dividend reinvestment.

     All such automatic  conversions of Class B Shares will constitute  tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be  purchased  at NAV without a front-end  sales  charge and, as a result,  the full amount of an  investor's  purchase  payment  will be invested in the Funds' shares. The Distributor  currently compensates dealers or brokers for selling  Class C Shares at the time of purchase  from its own assets in an  amount  equal  to no more  than 1% of the  dollar  amount  purchased.  As discussed  below,  Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds  from the CDSC and the annual Rule 12b-1 Plan fees are paid to the
Distributor  and others for providing  distribution  and related  services,  and bearing related expenses,  in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C
Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who  exercise the  exchange  privilege  described below will  continue  to be subject to the CDSC  schedule  for Class C Shares as described in this Part B. See "Redemption and Exchange" below.

Plans Under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of Class A  Shares,  Class B  Shares,  Class C Shares  and Class R
Shares of each  Fund  (the  "Plans").  Each  Plan  permits  the Funds to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to
Institutional  Class  Shares.  Such shares are not included in  calculating  the
Plans'  fees,  and the  Plans are not used to  assist  in the  distribution  and marketing of Institutional  Class Shares.  Shareholders of  Institutional  Class
Shares may not vote on matters affecting the Plans.

                                       43

     The Plans permit the Funds,  pursuant to their Distribution  Agreement,  to pay out of the  assets of Class A Shares,  Class B  Shares,  Class C Shares  and
Class R Shares monthly fees to the  Distributor for its services and expenses in distributing  and  promoting  sales of shares of such  classes.  These  expenses include, among other things,  preparing and distributing  advertisements,  sales literature,  and prospectuses and reports used for sales purposes,  compensating sales and marketing personnel,  holding special promotions for specified periods of time and paying  distribution  and maintenance  fees to brokers,  dealers and others.  In connection  with the  promotion of shares of the Fund  Classes,  the
Distributor  may,  from time to time,  pay to  participate  in  dealer-sponsored seminars  and  conferences,  and  reimburse  dealers  for  expenses  incurred in
connection  with  pre-approved  seminars,   conferences  and  advertising.   The
Distributor  may pay or allow  additional  promotional  incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

     In addition,  each Fund may make  payments from the Rule 12b-1 Plan fees of their  respective  Classes  directly  to others,  such as banks,  who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service  agreements  with the Trust.  The Plan  expenses  relating to Class B
Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The maximum  aggregate  fee  payable by the Funds under the Plans,  and the
Funds'  Distribution  Agreement,  on an annual basis,  is up to 0.30% of average daily net assets of Delaware  Diversified  Income  Fund's Class A shares,  up to
0.35% of average daily net assets of Delaware U.S. Growth Fund's Class A Shares, up to 1.00%  (0.25% of which  are  service  fees to be paid to the  Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts)  of the Funds' Class B Shares' and Class C Shares'  average  daily net assets  for the year and up to 0.60% of the  Class R Shares'  average  daily net assets for the year. The Distributor may reduce/waive these amounts at any time.

     While payments pursuant to the Plans may not exceed the foregoing  amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is  therefore  possible  that  the  Distributor  may  realize  a  profit  in any
particular  year.   However,   the  Distributor   currently   expects  that  its
distribution  expenses  will  likely  equal or exceed  payments  to it under the
Plans. The Distributor  may,  however,  incur such additional  expenses and make
additional   payments  to  dealers  from  its  own   resources  to  promote  the
distribution  of  shares  of the Fund  Classes.  The  monthly  fees  paid to the
Distributor  under the Plans are  subject  to the  review  and  approval  of the
Trust's Independent Trustees,  who may reduce the fees or terminate the Plans at any time.

     All of the  distribution  expenses  incurred by the Distributor and others, such as  broker/dealers,  in  excess  of the  amount  paid on  behalf of Class A
Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any  reimbursement  from such Fund Classes.  Consistent with the requirements  of Rule  12b-1(h)  under the 1940 Act, and subject to seeking best execution,  the Funds may, from time to time, buy or sell  portfolio  securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The  Plans  and the  Distribution  Agreement,  as  amended,  have  all been approved  by the Board of  Trustees  of the Trust,  including  a majority of the
Independent  Trustees who have no direct or indirect  financial  interest in the
Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such  Agreement.  Continuation of the  Plans and the  Distribution  Agreement,  as  amended,  must be  approved annually by the Board of Trustees in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the
Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable  likelihood of each Plan  providing a benefit to its  respective
Class. The Plans and the Distribution Agreements,  as amended, may be terminated with respect to a Class

                                       44

at any time without  penalty by a majority of  Independent  Trustees who have no direct  or  indirect  financial  interest  in the  Plans  and  the  Distribution
Agreements,  or by a majority  vote of the relevant  Class'  outstanding  voting securities. Any amendment materially increasing the percentage payable under the
Plans must  likewise  be  approved  by a majority  vote of the  relevant  Class'
outstanding  voting  securities,  as well as by a majority  vote of  Independent
Trustees  who have no  direct or  indirect  financial  interest  in the Plans or
Distribution  Agreements.  With  respect  to each  Class A  Plan,  any  material increase in the maximum percentage payable thereunder must also be approved by a majority of the  outstanding  voting  securities of a Fund's B Class.  Also, any other material amendment to the Plans must be approved by a majority vote of the
Trustees,  including a majority of  Independent  Trustees  who have no direct or indirect  financial  interest  in  the  Plans  or  Distribution  Agreements.  In addition,  in order  for the  Plans  to  remain  effective,  the  selection  and nomination  of  Independent  Trustees  must be effected by the  Trustees who are
Independent  Trustees and who have no direct or indirect  financial  interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans  must  provide  written  reports  at least  quarterly  to the Board of
Trustees for their review.

     For the fiscal year ended October 31, 2005,  the payments from the Class A,
Class B, Class C and Class R Shares of the Delaware U.S.  Growth Fund,  pursuant to their respective Rule 12b-1 Plan amounted to $181,359,  $293,383, $81,731 and
$1,666, respectively. Such amounts were used for the following purposes:

-------------------------------- -------------- -------------- --------------- --------------
                                       Class A        Class B         Class C        Class R
-------------------------------- -------------- -------------- --------------- --------------
Advertising                                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Annual/Semi-Annual Reports              $4,272              -            $579           $105
-------------------------------- -------------- -------------- --------------- --------------
Broker Trails                         $145,457        $72.883         $63,975         $1,434
-------------------------------- -------------- -------------- --------------- --------------
Broker Sales Charges                         -       $185,735          $9,498              -
-------------------------------- -------------- -------------- --------------- --------------
Dealer Service Expenses                      -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Interest on Broker Sales Charges             -        $34,765          $3,219              -
-------------------------------- -------------- -------------- --------------- --------------
Salaries & Commissions to
Wholesalers                                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Promotional-Broker Meetings                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Promotional-Other                       $1,735              -            $155              -
-------------------------------- -------------- -------------- --------------- --------------
Prospectus Printing                     $9,983              -            $825            $35
-------------------------------- -------------- -------------- --------------- --------------
Telephone                                    -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Wholesaler Expenses                    $19,912              -          $3,480            $92
-------------------------------- -------------- -------------- --------------- --------------
Other                                        -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------

     For the fiscal year ended  October 31,  2005,  the  payments  from Class A,
Class B, Class C and Class R Shares of the  Delaware  Diversified  Income  Fund,
pursuant to their respective Rule 12b-1 Plan, amounted to $2,034,720,  $495,261,
$1,610,231 and $81,548,  respectively.  Such amounts were used for the following purposes:

-------------------------------- -------------- -------------- --------------- --------------
                                       Class A        Class B         Class C        Class R
-------------------------------- -------------- -------------- --------------- --------------
Advertising                                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Annual/Semi-Annual Reports                $778           $908          $1,404           $294
-------------------------------- -------------- -------------- --------------- --------------
Broker Trails                       $2,033,900       $123,458        $664,839        $70,938
-------------------------------- -------------- -------------- --------------- --------------
Broker Sales Charges                         -       $234,460        $858,609              -
-------------------------------- -------------- -------------- --------------- --------------
Dealer Service Expenses                      -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Interest on Broker Sales Charges             -        $51,928         $28,968              -
-------------------------------- -------------- -------------- --------------- --------------
Salaries & Commissions to
Wholesalers                                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Promotional-Broker Meetings                  -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------
Promotional-Other                          $42         $2,970          $4,104              -
-------------------------------- -------------- -------------- --------------- --------------
Prospectus Printing                          -         $5,119          $8,066         $1,081
-------------------------------- -------------- -------------- --------------- --------------
Telephone                                    -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------

                                       45

-------------------------------- -------------- -------------- --------------- --------------
Wholesaler Expenses                          -        $76,418         $44,241         $9,241
-------------------------------- -------------- -------------- --------------- --------------
Other                                        -              -               -              -
-------------------------------- -------------- -------------- --------------- --------------

Other Payments to Dealers - Class A Shares,  Class B Shares,  Class C Shares and
Class R Shares
     From time to time, at the  discretion of the  Distributor,  all  registered broker/dealers  whose  aggregate  sales of Fund Classes exceed certain limits as set by the Distributor,  may receive from the Distributor an additional  payment of up to 0.25% of the dollar  amount of such  sales.  The  Distributor  may also provide  additional  promotional  incentives  or payments  to dealers  that sell shares of the Delaware Investments Funds. In some instances, these incentives or payments may be offered only to certain  dealers who maintain,  have sold or may sell certain  amounts of shares.  The  Distributor may also pay a portion of the expense of  pre-approved  dealer  advertisements  promoting the sale of Delaware
Investments Fund shares.

Special Purchase Features - Class A Shares

     Buying Class A Shares at Net Asset Value:  The Fund  Classes'  Prospectuses
sets forth the  categories of investors who may purchase  Class A Shares at NAV.
This section provides additional information regarding this privilege. The Funds must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain  legacy  retirement  assets may make  purchases of Class A shares at NAV. The requirements are as follows:

     o The purchase must be made by a group  retirement plan (excluding  defined benefit  plans)  (a)  that  purchased  Class A shares  prior to a  recordkeeping transition  period  from  August  2004 to  October  2004 and (b)  where the plan participants  records were maintained on Retirement  Financial Services,  Inc.'s
("RFS")  proprietary  recordkeeping  system,  provided  that the plan (i) has in excess of  $500,000  of plan  assets  invested  in Class A Shares of a  Delaware
Investments Fund and any stable value account  available to investment  advisory clients of the Manager or its  affiliates;  or (ii) is  sponsored by an employer that has at any point after May 1, 1997 had more than 100  employees  while such plan has held Class A Shares of a Delaware  Investments  Fund and such  employer has properly  represented to, and received written confirmation back from RFS in writing that it has the  requisite  number of employees.  See "Group  Investment
Plans" for information regarding the applicability of the Limited CDSC.

     o The purchase must be made by any group retirement plan (excluding defined benefit  pension plans) that purchased Class A shares prior to an August 2004 to
October 2004  recordkeeping  transition  period and purchased  shares  through a retirement  plan  alliance  program,  provided  that RFS was the  sponsor of the alliance  program or had a product  participation  agreement with the sponsor of the alliance program.

     As  disclosed  in  the  Fund  Classes'  Prospectuses  certain  legacy  bank sponsored  retirement  plans may make  purchases  of Class A shares at net asset value. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase,  Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

     Allied Plans:  Class A Shares are available for purchase by participants in certain  401(k)  Defined  Contribution  Plans  ("Allied  Plans")  which are made available  under a joint venture  agreement  between the Distributor and another institution  through which mutual funds are marketed and which allow investments in Class A Shares of designated  Delaware  Investments Funds ("eligible Delaware
Investments  Fund  shares"),   as  well  as  shares  of  designated  classes  of
non-Delaware   Investments  Funds  ("eligible   non-Delaware   Investments  Fund
shares").  Class B Shares and Class C Shares are not  eligible  for  purchase by
Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value
of  eligible  Delaware   Investments  Fund  shares  and  eligible   non-Delaware
Investments  Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced  front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See
"Combined Purchases Privilege" below.

                                       46

     Participants  in Allied Plans may  exchange  all or part of their  eligible
Delaware  Investments Fund shares for other eligible  Delaware  Investments Fund shares or for  eligible  non-Delaware  Investments  Fund  shares at NAV  without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware  Investments,  which were not subject to a front end sales charge,  will be subject to the applicable  sales charge if exchanged for eligible Delaware  Investments Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired  through the  exchange of eligible  shares on which a sales  charge was already  paid or through  the  reinvestment  of  dividends.  See  "Investing  by
Exchange" under "Investment Plans" below.

     A dealer's  commission  may be payable on  purchases  of eligible  Delaware
Investments  Fund  shares  under an Allied  Plan.  In  determining  a  financial advisor's  eligibility  for a dealer's  commission  on NAV purchases of eligible
Delaware   Investments   Fund  shares  in  connection  with  Allied  Plans,  all
participant holdings in the Allied Plan will be aggregated. See "Class A Shares"
under "Purchasing Shares" above.

     The Limited CDSC is applicable  to  redemptions  of NAV  purchases  from an
Allied Plan on which a dealer's commission has been paid. Waivers of the Limited
CDSC, as described  the Fund  Classes'  Prospectuses,  apply to  redemptions  by participants  in Allied Plans except in the case of exchanges  between  eligible
Delaware  Investments and non-Delaware  Investments  Fund shares.  When eligible
Delaware  Investments  Fund  shares are  exchanged  into  eligible  non-Delaware
Investments  Fund  shares,  the Limited  CDSC will be imposed at the time of the exchange,  unless the joint venture  agreement  specifies that the amount of the
Limited  CDSC will be paid by the  financial  advisor  or  selling  dealer.  See
"Contingent  Deferred  Sales  Charge for Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value" under "Redemption and Exchange" below.

     Letter of Intention:  The reduced  front-end sales charges  described above with respect to Class A Shares are also  applicable to the  aggregate  amount of purchases made by any such  purchaser  previously  enumerated  within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the  purchaser,  and not  legally  binding  on the signer or the Trust which  provides  for the holding in escrow by the Transfer  Agent,  of 5% of the total amount of Class A Shares  intended to be purchased  until such purchase is completed  within the 13-month  period.  A Letter of  Intention  may be dated to include shares purchased up to 90 days prior to the date the Letter of Intention is signed. The 13-month period begins on the date of the earliest  purchase.  If the intended  investment is not completed,  except as noted below, the purchaser will be asked to pay an amount  equal to the  difference  between the  front-end sales charge on Class A Shares  purchased at the reduced rate and the  front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period,  the
Transfer Agent will surrender an appropriate  number of the escrowed  shares for redemption in order to realize the  difference.  Such purchasers may include the values (at offering price at the level  designated in their Letter of Intention)
of all their  shares of the Funds and of any class of any of the other  Delaware
Investments  Funds  previously  purchased and still held as of the date of their
Letter of Intention  toward the  completion of such Letter,  except as described below.  Those  purchasers  cannot  include shares that did not carry a front-end sales charge,  CDSC or Limited CDSC, unless the purchaser  acquired those shares through an exchange from a Delaware  Investments Fund that did carry a front-end sales  charge,  CDSC or Limited  CDSC.  For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the
Funds and the  corresponding  classes  of shares of other  Delaware  Investments
Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced  front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention  will be determined and accepted by the Transfer Agent at the point of plan  establishment.  The level and any  reduction in front-end  sales charge will be based on actual plan  participation  and the  projected  investments  in
Delaware  Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention  based on this  acceptance  criteria.  The
13-month  period will begin on the date this Letter of  Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further

                                       47

discounts,  any front-end sales charges will be automatically  adjusted.  In the event this Letter of Intention is not fulfilled within the 13-month period,  the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the  difference in front-end  sales charges due, based on the plan's  assets under  management  at that time.  Employers may also include the value (at offering price at the level  designated in their Letter of
Intention)  of all their shares  intended  for purchase  that are offered with a front-end  sales charge,  CDSC or Limited CDSC of any class.  Class B Shares and
Class C Shares of the Funds and other  Delaware  Investments  Funds  which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined  Purchases  Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares,  you can include,  subject to the exceptions  described below, the total amount of any Class of shares you own of a Fund and all other Delaware  Investments Funds. In addition,  if you are an investment  advisory  client of the Manager's  affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end  sales charge,  CDSC or Limited
CDSC,  unless you  acquired  those  shares  through an exchange  from a Delaware
Investments Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The  privilege  also  extends  to all  purchases  made  at one  time  by an individual; or an individual,  his or her spouse and their children under 21; or
a trustee or other  fiduciary  of trust  estates or  fiduciary  accounts for the benefit of such family members (including certain employee benefit programs).

     Right of  Accumulation:  In  determining  the  availability  of the reduced front-end  sales  charge  on Class A Shares,  purchasers  may also  combine  any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the
Funds,  as well as  shares  of any  other  class  of any of the  other  Delaware
Investments  Funds  which  offer such  classes  (except  shares of any  Delaware
Investments  Fund which do not carry a front-end  sales charge,  CDSC or Limited
CDSC).  If, for example,  any such purchaser has previously  purchased and still holds Class A Shares of Delaware U.S.  Growth Fund and/or shares of any other of the  classes  described  in the  previous  sentence  with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A
Shares of  Delaware  U.S.  Growth  Fund,  the charge  applicable  to the $10,000 purchase  would  currently be 4.75%.  For the purpose of this  calculation,  the shares  presently  held shall be valued at the public  offering price that would have  been in effect  had the  shares  been  purchased  simultaneously  with the current purchase. Investors should refer to the table of sales charges for Class
A Shares in the Fund Classes' Prospectuses to determine the applicability of the
Right of Accumulation to their particular circumstances.

     12-Month  Reinvestment  Privilege:  Holders  of Class A Shares  and Class B
Shares of the Funds (and of the Institutional  Class Shares holding shares which were  acquired  through an exchange from one of the other  Delaware  Investments
Funds  offered  with a front-end  sales  charge) who redeem such shares have one year from the date of  redemption  to reinvest  all or part of their  redemption proceeds in the same Class of the Funds or in the same Class of any of the other
Delaware Investments Funds. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares,  the amount of the CDSC  previously  charged on the redemption  will be reimbursed by the Distributor.  The reinvestment will be subject to applicable eligibility and minimum  purchase  requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the  redemption  of the shares  triggered  the payment of a Limited  CDSC.
Persons investing  redemption  proceeds from direct  investments in the Delaware
Investments Funds,  offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such  reinvestment  cannot  exceed the  redemption  proceeds  (plus any amount necessary to purchase a full share). The reinvestment will be made at the
NAV next determined after receipt of remittance.  In the case of Class B Shares, the time that the previous  investment  was held will be included in determining any applicable  CDSC due upon  redemptions  as well as the automatic  conversion into Class A Shares.

     A  redemption  and  reinvestment  of Class B Shares  could have  income tax consequences.  Shareholders  will receive from the Distributor the amount of the
CDSC paid at the time of redemption as part of the reinvested shares,

                                       48

which may be treated as a capital gain to the shareholder  for tax purposes.  It
is   recommended   that  a  tax  advisor  be  consulted  with  respect  to  such transactions.

     Any  reinvestment  directed  to a  Delaware  Investments  Fund in which the investor  does not then have an account will be treated  like all other  initial purchases of such Fund's  shares.  Consequently,  an investor  should obtain and read  carefully the prospectus  for the Delaware  Investments  Fund in which the investment  is  intended  to be made  before  investing  or sending  money.  The prospectus  contains more complete  information  about the Delaware  Investments
Fund, including charges and expenses.

     Investors  should consult their  financial  advisors or the Transfer Agent, which  also  serves  as  the  Fund's  shareholder  servicing  agent,  about  the applicability  of the  Class A  Limited  CDSC in  connection  with the  features described above.

     Group  Investment  Plans:  Group Investment Plans which are not eligible to purchase  shares of the  Institutional  Class may also  benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes' Prospectuses,  based on total plan assets. If a company has more than one plan  investing  in  Delaware  Investments  Funds,  then the total amount  invested  in all  plans  would  be used in  determining  the  applicable
front-end  sales  charge   reduction  upon  each  purchase,   both  initial  and
subsequent,  upon  notification  to the Funds at the time of each such purchase.
Employees  participating  in such Group  Investment  Plans may also  combine the investments made in their plan account when determining the applicable front-end sales charge on  purchases to  non-retirement  Delaware  Investments  investment accounts if they so notify the Fund in which they are  investing  in  connection
with  each  purchase.   See  "Retirement  Plans  for  the  Fund  Classes"  under
"Investment Plans" below for information about retirement plans.

     The  Limited  CDSC  is  generally  applicable  to  any  redemptions  of NAV purchases  made  on  behalf  of a group  retirement  plan  on  which a  dealer's commission  has  been  paid  only  if such  redemption  is  made  pursuant  to a withdrawal of the entire plan from a Delaware  Investments Fund. See "Contingent
Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset  Value"  under  "Redemption  and  Exchange"  below.   Notwithstanding  the
foregoing,  the Limited  CDSC for Class A Shares on which a dealer's  commission has been paid will be waived in  connection  with  redemptions  by certain group defined contribution  retirement plans that purchase shares through a retirement plan  alliance  program  which  requires  that shares will be  available at NAV, provided  that RFS  either  was the  sponsor  of the  alliance  program or had a product  participation  agreement with the sponsor of the alliance  program that specifies that the Limited CDSC will be waived.

Availability of Class R Shares
     Class  R  Shares  generally  are  available  only  to:  (i)  qualified  and non-qualified plan shareholders  covering multiple employees  (including 401(k),
401(a),  457, and  non-custodial  403(b) plans,  as well as other  non-qualified deferred  compensation plans) with assets (at the time shares are considered for purchase)  of $10  million  or  less;  and  (ii)  to IRA  rollovers  from  plans maintained on  Delaware's  retirement  recordkeeping  system that are offering R
Class Shares to participants.

Availability of Institutional Class Shares
     The Institutional  Class of the Funds are generally  available for purchase only by: (i) retirement  plans introduced by persons not associated with brokers or dealers  that are  primarily  engaged in the retail  securities  business and rollover  individual  retirement  accounts  from  such  plans;  (ii)  tax-exempt employee  benefit plans of the Manager or its affiliates  and securities  dealer firms  with a  selling  agreement  with  the  Distributor;  (iii)  institutional advisory  accounts  of the Manager or its  affiliates  and those  having  client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee  benefit plans and rollover  individual  retirement  accounts from such institutional  advisory  accounts;  (iv)  a  bank,  trust  company  and  similar financial  institution  investing  for its own account or for the account of its trust  customers for whom the  financial  institution  is exercising  investment discretion in  purchasing  shares of the Class,  except where the  investment is part of a program that requires  payment of the financial  institution of a Rule
12b-1  Plan fee;  (v)  registered  investment  advisors  investing  on behalf of clients that consist solely of institutions and high

                                       49

net-worth  individuals  having at least $1,000,000  entrusted to the advisor for investment  purposes,  but only if the advisor is not  affiliated  or associated with a broker or dealer and derives  compensation  for its services  exclusively from its clients for such advisory  services;  (vi) with respect to the Delaware
U.S. Growth Fund only, certain plans qualified under Section 529 of the Internal
Revenue Code for which the Funds'  manager,  distributor or service agent or one or more of their affiliates provide record keeping,  administrative,  investment
management,   marketing,   distribution  or  similar  services;  (vii)  programs
sponsored by financial  intermediaries  where such program requires the purchase of  institutional  class  shares;  or (viii) with respect to the  Delaware  U.S.
Growth Fund only, until April 1, 2006, investors who were formerly  shareholders of "I"  shares  (or a  similar  class  of  shares  that is  limited  to  certain institutional  or high net worth  investors and does not carry a sales charge or
Rule 12b-1) of another fund that was managed by investment professionals who are currently portfolio managers at the Manager.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing,  dividends from net investment income and distributions from realized  securities  profits,  if any, will be  automatically  reinvested in additional  shares of the respective  Fund
Class in which an  investor  has an  account  (based on the NAV in effect on the reinvestment  date) and will be  credited to the  shareholder's  account on that date. All dividends and distributions of the Institutional  Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment  date). A confirmation of each dividend payment from net investment income and of distributions from realized  securities  profits,  if any, will be mailed to shareholders in the first quarter of the next fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and  fractional  shares to their plan  accounts at any time either  through their  investment  dealers or by sending a check to the specific  Class in which shares  are  being  purchased.  Such  purchases,  which  must  meet the  minimum subsequent purchase  requirements set forth in the Prospectuses and this Part B, are made for  Class A Shares  at the  public  offering  price,  and for  Class B
Shares,  Class C Shares,  Class R Shares and Institutional  Class at the NAV, at
the end of the day of receipt.  A  reinvestment  plan may be  terminated  at any time. This plan does not assure a profit nor protect  against  depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below,  holders of Fund Classes may  automatically reinvest dividends and/or distributions in any of the other Delaware Investments
Funds,  including  the Funds,  in states  where their  shares may be sold.  Such investments  will be at NAV at the close of  business on the  reinvestment  date without any front-end sales charge or service fee. The  shareholder  must notify the Transfer  Agent in writing and must have  established an account in the fund
into  which  the  dividends  and/or  distributions  are  to  be  invested.   Any
reinvestment  directed to the Funds in which the investor  does not then have an account will be treated like all other initial  purchases of each Fund's shares.
Consequently,  an investor  should obtain and read  carefully the prospectus for the fund in which the  investment  is intended to be made  before  investing  or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following  limitations,  dividends and/or distributions from other  Delaware  Investments  Funds may be  invested  in  shares  of the  Funds, provided an account has been established.  Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares.  Dividends from
Class B Shares may only be  directed  to other  Class B Shares,  dividends  from
Class C Shares may only be directed to other Class C Shares and  dividends  from
Class R Shares may only be directed to other Class R Shares.

     Capital  gains  and/or  dividend  distributions  for  participants  in  the following  retirement plans are automatically  reinvested into the same Delaware
Investments Fund in which their investments are held: SAR/SEP,  SEP/IRA,  SIMPLE
IRA,  SIMPLE 401(k),  Profit Sharing and Money  Purchase  Pension Plans,  401(k)
Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                       50

Investing by Exchange
     If you have an investment in another  Delaware  Investments  Fund,  you may write and authorize an exchange of part or all of your investment into shares of the Fund.  If you wish to open an  account  by  exchange,  call the  Shareholder
Service  Center  for  more  information.   All  exchanges  are  subject  to  the
eligibility and minimum purchase requirements and any additional limitations set forth in the Funds'  Prospectuses.  See "Redemption and Exchange" below for more complete information concerning your exchange privileges.

Investing proceeds from Eligible 529 Plans
     The proceeds of a  withdrawal  from an Eligible 529 Plan which are directly reinvested in a substantially  similar class of the Delaware  Investments  Funds will qualify for treatment as if such proceeds had been  exchanged  from another
Delaware Investments Fund rather than transferred from the Eligible 529 Plan, as
described  under   "Redemption  and  Exchange"  below.  The  treatment  of  your redemption  proceeds  from an  Eligible  529  Plan  does  not  apply if you take possession  of the proceeds of the  withdrawal  and  subsequently  reinvest them
(i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments
Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept for  investment  in Class A Shares,  Class B  Shares,  Class C Shares or Class R
Shares,  through an agent bank,  pre-authorized  government or private recurring
payments.   This  method  of  investment   assures  the  timely  credit  to  the
shareholder's account of payments such as social security,  veterans' pension or compensation benefits,  federal salaries,  Railroad Retirement benefits, private payroll  checks,  dividends,  and disability or pension fund  benefits.  It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic  Investing Plan:  Shareholders of Class A Shares,  Class B Shares
and Class C Shares may make automatic  investments by  authorizing,  in advance, monthly or quarterly  payments  directly from their checking account for deposit into their Fund account.  This type of  investment  will be handled in either of the following  ways: (i) if the  shareholder's  bank is a member of the National
Automated  Clearing  House  Association  ("NACHA"),  the amount of the  periodic investment will be  electronically  deducted from his or her checking account by
Electronic Fund Transfer  ("EFT") and such checking account will reflect a debit although  no check is  required  to  initiate  the  transaction;  or (ii) if the shareholder's  bank  is not a  member  of  NACHA,  deductions  will  be  made by
pre-authorized   checks,  known  as  Depository  Transfer  Checks.   Should  the
shareholder's  bank  become  a  member  of  NACHA  in  the  future,  his  or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension Plans,  401(k) Defined  Contribution Plans, or 403(b)(7) or 457 Deferred
Compensation Plans.

                                      * * *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial
investments  under the Direct Deposit Purchase Plan and the Automatic  Investing
Plan must be for $250 or more and subsequent  investments  under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete  an  authorization  form.  Either  service can be  discontinued  by the shareholder at any time without penalty by giving written notice.

     Payments to the Funds from the federal government or its agencies on behalf of a  shareholder  may be  credited  to the  shareholder's  account  after  such payments should have been  terminated by reason of death or otherwise.  Any such payments are subject to reclamation  by the federal  government or its agencies.
Similarly, under certain circumstances,  investments from private sources may be subject to reclamation by the transmitting  bank. In the event of a reclamation, the Funds may  liquidate  sufficient  shares  from a  shareholder's  account  to

                                       51

reimburse  the  government  or the  private  source.  In  the  event  there  are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail
     Shareholders  may authorize a third party,  such as a bank or employer,  to make  investments  directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone,  annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial  institutions  who  in  turn  should  contact  the  Trust  for  proper instructions.

MoneyLine(SM) On Demand
     You or your investment dealer may request purchases of Fund shares by phone using  MoneyLine(SM)  On Demand.  When you  authorize  the Funds to accept  such requests from you or your investment  dealer,  funds will be withdrawn from (for share  purchases)  your  pre-designated  bank  account.  Your  request  will  be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

     It may take up to four business days for the  transactions to be completed.
You can initiate this service by completing  an Account  Services  form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders  can use the  Wealth  Builder  Option  to  invest  in the Fund
Classes  through  regular  liquidations  of  shares in their  accounts  in other
Delaware Investments Funds. Shareholders of the Fund Classes may elect to invest in one or more of the  other  Delaware  Investments  Funds  through  the  Wealth
Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive  the  automatic  investment,  such new account must meet the minimum  initial  purchase  requirements  described in the prospectus of the fund that you select.  All  investments  under this option are exchanges and are therefore  subject to the same  conditions and  limitations as other exchanges noted above.

     Under this automatic  exchange program,  shareholders can authorize regular monthly  investments  (minimum  of $100 per fund) to be  liquidated  from  their account  and  invested  automatically  into other  Delaware  Investments  Funds, subject  to the  conditions  and  limitations  set  forth in the  Fund  Classes'
Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund  selected is not open that day,  the next  business  day) at the public offering  price  or NAV,  as  applicable,  of the fund  selected  on the date of investment.  No  investment  will be made  for any  month  if the  value  of the shareholder's account is less than the amount specified for investment.

     Periodic  investment  through  the Wealth  Builder  Option  does not insure profits or protect against losses in a declining  market.  The price of the fund into which  investments are made could  fluctuate.  Since this program  involves continuous investment regardless of such fluctuating value,  investors selecting this option should consider their  financial  ability to continue to participate in the program through periods of low fund share prices.  This program  involves automatic  exchanges  between  two or more fund  accounts  and is  treated  as a purchase  of shares of the fund into  which  investments  are made  through  the program.  See  "Redemption  and  Exchange"  for  a  brief  summary  of  the  tax consequences of exchanges.  Shareholders  can terminate their  participation  in
Wealth  Builder  at any time by giving  written  notice  to the fund from  which exchanges are made.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP,  SEP/IRA,  SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase
Pension  Plans and  401(k),  403(b)(7)  or 457 Plans.  This  option  also is not available to shareholders of the Institutional Class.

Asset Planner

                                       52

     The Funds previously  offered the Asset Planner asset  allocation  service.
This  service is no longer  offered for the Funds.  Please call the  Shareholder
Service  Center  at (800)  523-1918  if you have any  questions  regarding  this service.

Retirement Plans for the Fund Classes
     An  investment  in the Funds may be suitable  for  tax-deferred  retirement plans,  such as: Profit  Sharing or Money  Purchase  Pension  Plans,  Individual
Retirement  Accounts  ("IRAs"),  Roth IRAs,  SEP/IRAs,  SAR/SEPs,  401(k) plans,
403(b)(7) plans,  457 plans,  SIMPLE IRAs and SIMPLE 401(k)s.  In addition,  the
Fund may be suitable for use in Coverdell Education Savings Accounts ("Coverdell
ESAs").  For further  details  concerning  these plans and  accounts,  including applications,  contact your investment advisor or the Distributor.  To determine whether the benefits of a  tax-sheltered  retirement  plan or Coverdell  ESA are available and/or appropriate, you should consult with a tax adviser.

     Class B Shares are  available  only through IRAs,  SIMPLE IRAs,  Roth IRAs,
Coverdell ESAs, SEP/IRAs,  SAR/IRAs, 403(b)(7) plans and 457 Plans. The CDSC may be waived on certain  redemptions of Class B Shares and Class C Shares.  See the
Fund  Classes'  Prospectuses  for a list of the  instances  in which the CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of
$100,000 for retirement plans.  Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum  purchase  limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment  limitations  generally applicable to other investors do not apply to  retirement  plans  other than IRAs,  for which  there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan  establishment fees, annual maintenance fees and/or other  administrative or trustee fees. Fees are based upon the number of  participants  in the plan as well as the  services selected.  Additional  information  about fees is  included in  retirement  plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware  Management Trust Company,  the Transfer Agent,  other affiliates of the Manager and others that provide services to such Plans.

     Certain  shareholder  investment  services available to non-retirement plan shareholders  may not be  available to  retirement  plan  shareholders.  Certain retirement  plans may  qualify to  purchase  shares of the  Institutional  Class
Shares.  See "Availability of Institutional  Class Shares" above. For additional information on any of the plans and Delaware  Investments'  retirement services, call the Shareholder Service Center telephone number.

     Taxable distributions from the retirement plans described may be subject to withholding.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and  redemptions of Class A Shares are effected at the offering price next  calculated  after receipt of the order by the Funds,  their agent or certain other authorized persons.  Orders for purchases and redemptions of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the NAV per share next calculated  after receipt of the order by the Funds,  their agent or certain other authorized  persons.  See "Distributor"
under "Investment  Advisor and Other Service  Providers" above.  Selling dealers are responsible for transmitting orders promptly.

     The  offering  price for Class A Shares  consists of the NAV per share plus any  applicable  sales  charges.  Offering  price and NAV are computed as of the close of regular  trading on the New York Stock Exchange (the "NYSE"),  which is normally 4 p.m.,  Eastern time, on days when the NYSE is open for business.  The
NYSE is scheduled to be open Monday  through  Friday  throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther
King, Jr.'s Birthday,  Presidents' Day, Good Friday,  Memorial Day, Independence
Day, Labor Day,  Thanksgiving and Christmas.  When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

                                       53

     The NAV per  share  for each  share  class of each  Fund is  calculated  by subtracting the liabilities of each class from its total assets and dividing the resulting  number  by the  number  of  shares  outstanding  for that  class.  In determining each Fund's total net assets,  portfolio securities primarily listed or traded on a national or foreign  securities  exchange,  except for bonds, are generally  valued at the closing  price on that  exchange,  unless such  closing prices are determined to be not readily available pursuant to the Funds' pricing procedures.  Exchange  traded options are valued at the last reported sale price or,  if no  sales  are  reported,  at the mean  between  bid and  asked  prices.
Non-exchange traded options are valued at fair value using a mathematical model.
Futures contracts are valued at their daily quoted settlement price.  Securities not traded on a particular day, over-the-counter  securities, and government and agency  securities  are valued at the mean value  between bid and asked  prices.
Money  market  instruments  having a maturity of less than 60 days are valued at amortized cost. Debt securities  (other than short-term  obligations) are valued on the basis of  valuations  provided by a pricing  service when such prices are believed to reflect the fair value of such  securities.  Foreign  securities and
the  prices  of  foreign  securities   denominated  in  foreign  currencies  are
translated to U.S.  dollars at the mean between the bid and offer  quotations of such  currencies  based on rates in effect as of the close of the  London  Stock
Exchange.  Use of a pricing  service has been approved by the Board of Trustees.
Prices provided by a pricing service take into account  appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity,  type of issue,  trading  characteristics and other market data.
Subject to the foregoing, securities for which market quotations are not readily available  and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

     Each Class of the Funds will bear, pro-rata,  all of the common expenses of the Funds. The NAVs of all outstanding shares of each Class of the Funds will be
computed  on  a  pro-rata  basis  for  each  outstanding   share  based  on  the
proportionate  participation in the Funds  represented by the value of shares of that Class. All income earned and expenses  incurred by the Funds, will be borne on a pro-rata basis by each outstanding  share of a Class,  based on each Class'
percentage  in the Funds  represented  by the  value of shares of such  Classes, except that  Institutional  Class will not incur any of the  expenses  under the
Trust's Rule 12b-1  Plans,  while the Fund Classes each will bear the Rule 12b-1
Plan  expenses  payable  under  their  respective  Plans.  Due to  the  specific distribution  expenses and other costs that will be allocable to each Class, the
NAV of each Class of the Funds will vary.

                             REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange  your shares in a number of different  ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next  determined  after the Funds receive your request in good order, subject,  in the case of a redemption,  to any applicable  CDSC or Limited CDSC.
For example,  redemption or exchange  requests  received in good order after the time the offering  price and NAV of shares are  determined  will be processed on the next business day. See the Funds' Prospectuses.  A shareholder  submitting a redemption  request  may  indicate  that he or she wishes to receive  redemption proceeds of a specific dollar amount. In the case of such a request,  and in the case of certain redemptions from retirement plan accounts, the Funds will redeem the  number of shares  necessary  to deduct the  applicable  CDSC in the case of
Class B Shares and Class C Shares,  and, if applicable,  the Limited CDSC in the case of Class A Shares  and  tender to the  shareholder  the  requested  amount, assuming  the  shareholder  holds  enough  shares in his or her  account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption  request to be in "good order," you must provide your account number, account registration,  and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the  Delaware  Investments  Fund in which you want to invest the proceeds.  Exchange  instructions and redemption  requests must be signed by the record  owner(s)  exactly as the shares are  registered.  You may  request a redemption or an exchange by calling the Shareholder Service Center at

                                       54

800  523-1918.  The  Funds  may  suspend,  terminate,  or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

     In addition to redemption of the Funds' shares, the Distributor,  acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers  acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's  cost, is the NAV per share next determined after receipt  of the  request in good order by the  Funds,  their  agent,  or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and  effective  at the time  the  offering  price  and NAV are  determined.  See
"Determining  Offering  Price  and Net  Asset  Value"  above.  The Funds and the
Distributor  end their  business  days at 5 p.m.,  Eastern  time.  This offer is discretionary  and may be completely  withdrawn  without  further  notice by the
Distributor.

     Orders  for the  repurchase  of Fund  shares  which  are  submitted  to the
Distributor  prior to the close of its  business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the  repurchase  order was received by the  broker/dealer  from the  shareholder prior to the time the  offering  price and NAV are  determined  on such day. The selling dealer has the responsibility of transmitting  orders to the Distributor promptly.  Such repurchase is then settled as an ordinary  transaction  with the broker/dealer  (who may  make a  charge  to the  shareholder  for this  service)
delivering the shares repurchased.

     Payment for shares  redeemed  will  ordinarily  be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in  good  order  by  either  Fund  or  certain  other  authorized  persons  (see
"Distributor" under "Investment Advisor and Other Service Providers"); provided, however,  that each commitment to mail or wire redemption  proceeds by a certain time, as described  below,  is modified by the  qualifications  described in the next paragraph.

     The Funds will process  written and  telephone  redemption  requests to the extent that the  purchase  orders for the shares  being  redeemed  have  already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment,  but the Funds will not mail or wire the proceeds until it is reasonably  satisfied that the purchase check has cleared,  which may take up to 15 days from the purchase date. You can avoid this potential  delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written  or  telephone  redemption  request  or delay  payment  of  redemption proceeds  if there has been a recent  change  to the  shareholder's  address  of record.

     If a  shareholder  has been  credited  with a purchase  by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the
Funds  will  automatically  redeem  from the  shareholder's  account  the shares purchased by the check plus any dividends  earned thereon.  Shareholders  may be responsible for any losses to the Funds or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays,  or trading thereon is restricted or an  emergency  exists as a result of which  disposal by the Funds of  securities owned by them are not reasonably practical, or they are not reasonably practical for the Funds  fairly to value  their  assets,  or in the event that the SEC has provided for such suspension for the protection of  shareholders,  the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the  shareholder may withdraw the request for redemption or leave it standing as a request for  redemption at the NAV next  determined  after the  suspension has been terminated.

     Payment for shares  redeemed or  repurchased  may be made either in cash or kind,  or partly in cash and partly in kind.  Any portfolio  securities  paid or distributed in kind would be valued as described in "Determining  Offering Price and  Net  Asset  Value"  above.  Subsequent  sale  by an  investor  receiving  a distribution  in kind  could  result in the  payment of  brokerage  commissions.
However,  the Trust has  elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are  obligated to redeem shares solely in cash up to the  lesser of  $250,000  or 1.00% of the NAV of such  Funds  during  any 90-day period for any one shareholder.

                                       55

     The value of each Fund's  investments is subject to changing market prices.
Thus, a shareholder  redeeming  shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

     Certain  redemptions  of Class A Shares  purchased at NAV may result in the imposition of a Limited CDSC. See "Contingent  Deferred Sales Charge for Certain
Redemptions of Class A Shares  Purchased at Net Asset Value" below.  Class B and
Class C Shares of Funds are  subject  to CDSCs as  described  under  "Contingent
Deferred  Sales  Charge - Class B Shares and Class C Shares"  under  "Purchasing
Shares" above and in the Fund Classes'  Prospectuses.  Except for the applicable
CDSC or  Limited  CDSC  and,  with  respect  to the  expedited  payment  by wire described below for which, in the case of the Fund Classes,  there may be a bank wiring cost,  neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders  of Class B Shares or Class C Shares  that  exchange  their  shares
("Original  Shares")  for shares of other  Delaware  Investments  Funds (in each case, "New Shares") in a permitted exchange,  will not be subject to a CDSC that might otherwise be due upon  redemption of the Original  Shares.  However,  such shareholders  will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original
Shares were  exchanged.  In the case of Class B Shares,  shareholders  will also continue to be subject to the  automatic  conversion  schedule  of the  Original
Shares as  described  in this Part B. In an  exchange of Class B Shares from the
Funds, the Funds' CDSC schedule may be higher than the CDSC schedule relating to the New Shares  acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor  held the  Original  Shares is added to the period of time that an  investor  held the New  Shares.  With  respect  to Class B Shares,  the automatic  conversion schedule of the Original Shares may be longer than that of the New  Shares.  Consequently,  an  investment  in New Shares by  exchange  may subject an investor to the higher Rule 12b-1 fees  applicable  to Class B Shares of the Funds for a longer  period of time than if the  investment  in New Shares were made directly.

     Holders  of Class A Shares of the Funds may  exchange  all or part of their shares for shares of other Delaware  Investments Funds,  including other Class A
Shares,  but may not exchange  their Class A Shares for Class B Shares,  Class C
Shares or Class R Shares of the Funds or of any other Delaware Investments Fund.
Holders of Class B Shares of the Funds are  permitted to exchange all or part of their  Class B Shares  only into  Class B Shares of other  Delaware  Investments
Fund.  Similarly,  holders  of Class C Shares  of the  Funds  are  permitted  to exchange  all or part of their  Class C Shares  only into  Class C Shares of any other Delaware  Investments Fund. Class B Shares of the Funds and Class C Shares
of the Funds  acquired by exchange  will  continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Funds acquired by exchange will be added to that of the shares that were exchanged for purposes of determining  the time of the automatic  conversion into Class A Shares of the
Funds.  Holders of Class R Shares of the Funds are  permitted to exchange all or part of their  Class R  Shares  only  into  Class R  Shares  of  other  Delaware
Investments Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Funds will be made without a  front-end  sales  charge,  except  for  exchanges  of  shares  that  were not previously subject to a front-end sales charge (unless such shares were acquired through the  reinvestment  of  dividends).  Permissible  exchanges  into Class B
Shares or Class C Shares of the Funds will be made without the  imposition  of a
CDSC by the Delaware  Investments  Fund from which the exchange is being made at the time of the exchange.

     Each  Fund  also  reserves  the right to  refuse  the  purchase  side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be  unable  to  invest  effectively  in  accordance  with  its  investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates  simultaneous orders affecting significant portions of the Fund's assets.

Written Redemption

                                       56

     You  can  write  to the  Funds  at 2005  Market  Street,  Philadelphia,  PA
19103-7094  to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment  dealer of record.  For redemptions of more than $100,000,  or when the proceeds are not sent to the  shareholder(s)
at the address of record,  the Funds  require a  signature  by all owners of the account and a signature  guarantee for each owner. A signature  guarantee can be obtained  from a commercial  bank,  a trust  company or a member of a Securities
Transfer Association  Medallion Program ("STAMP").  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is  normally  mailed the next  business  day after  receipt of your redemption  request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s)  must accompany your request and also be in good order.  Certificates  generally are no longer issued for Class A Shares and
Institutional  Class.  Certificates are not issued for Class B Shares or Class C
Shares.

     The  Funds  discourage  purchases  by market  timers  and  purchase  orders
(including the purchase side of exchange  orders) by shareholders  identified as market  timers may be  rejected.  The Funds will  consider  anyone who follows a pattern of market timing in any Delaware Investments Fund to be a market timer.

     Market timing of a Delaware  Investments  Fund occurs when  investors  make consecutive rapid short-term  "roundtrips",  or in other words, purchases into a
Delaware  Investments  Fund followed  quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund's shares. If you make a second such short-term roundtrip in a Delaware  Investments  Fund within the same calendar  quarter of a previous short-term  roundtrip in that Fund,  you may be considered a market  timer.  The purchase and sale of Fund shares  through the use of the exchange  privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer,  we will execute the  redemption  side of your exchange order but may refuse the purchase side of your exchange order.

Written Exchange
     You may also write to the Funds (at 2005 Market  Street,  Philadelphia,  PA
19103-7094)  to request an exchange  of any or all of your  shares into  another
Delaware  Investments  Funds,  subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added  convenience  of the  telephone  redemption  and  exchange methods,  you must have the Transfer Agent hold your shares (without charge) for you.  If you  hold  your  Class  A  Shares  or  Institutional  Class  shares  in certificate  form,  you may redeem or exchange  only by written  request and you must return your certificates.

     Telephone  Redemption:  Check to Your  Address  of Record  service  and the
Telephone Exchange service, both of which are described below, are automatically provided  unless you notify the Funds in which you have your  account in writing that  you do not wish to have  such  services  available  with  respect  to your account.  Each Fund  reserves the right to modify,  terminate  or suspend  these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone  during periods when market or economic  conditions lead to an unusually large volume of telephone requests.

     The Funds and their Transfer Agent are not  responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange  of Fund shares  which are  reasonably  believed  to be  genuine.  With respect  to such  telephone  transactions,  the  Funds  will  follow  reasonable procedures to confirm that  instructions  communicated  by telephone are genuine
(including  verification  of a form of personal  identification)  as, if it does not,  such  Fund or the  Transfer  Agent  may be liable  for any  losses  due to unauthorized or fraudulent

                                       57

transactions.  Telephone instructions received by the Fund Classes are generally tape  recorded,  and a written  confirmation  will be provided for all purchase, exchange and  redemption  transactions  initiated by  telephone.  By  exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone  Redemption--Check  to Your  Address  of  Record:  The  Telephone
Redemption  feature  is a quick and easy  method to redeem  shares.  You or your investment  dealer of record can have  redemption  proceeds  of $100,000 or less mailed  to you at  your  address  of  record.  Checks  will  be  payable  to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone  Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be  transferred  to your  pre-designated  bank account by wire or by check.  You should  authorize  this service when you open your  account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file.  If you  request a wire,  your funds will  normally be sent the next business day. If the proceeds are wired to the  shareholder's  account at a bank which is not a member of the Federal Reserve  System,  there could be a delay in the crediting of the funds to the  shareholder's  bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next  business day after receipt of your  redemption request to your pre-designated bank account. There are no separate fees for this redemption  method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your  pre-designated  bank account.  Simply call the Shareholder  Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone  Exchange feature is a convenient and efficient way to adjust
your  investment   holdings  as  your  liquidity   requirements  and  investment
objectives  change.  You or your  investment  dealer of record can exchange your shares  into  other  Delaware  Investments  Funds  under the same  registration, subject to the same  conditions and  limitations as other exchanges noted above.
As with the written  exchange  service,  telephone  exchanges are subject to the requirements  of the Funds,  as  described  above.  Telephone  exchanges  may be subject to limitations as to amounts or frequency.

     The  telephone   exchange   privilege  is  intended  as  a  convenience  to
shareholders  and is not  intended to be a vehicle to  speculate  on  short-term swings in the securities market through frequent  transactions in and out of the
Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer  Agent and each Fund reserve the right to record  exchange  instructions  received  by  telephone  and to reject  exchange requests at any time in the future.

MoneyLine(SM) On Demand
     You or your investment dealer may request  redemptions of Fund Class shares by phone using  MoneyLine(SM) On Demand.  When you authorize the Funds to accept such requests  from you or your  investment  dealer,  funds will be deposited to
(for share redemptions) your pre-designated  bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.  For more information, see "MoneyLine(SM) On Demand" under "Investment Plans" above.

Systematic Withdrawal Plans
     Shareholders of Class A Shares,  Class B Shares, Class C Shares and Class R
Shares who own or purchase  $5,000 or more of shares at the offering  price,  or
NAV, as applicable,  for which certificates have not been issued may establish a
Systematic  Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals  of $75 or more,  although the Funds do not  recommend  any specific amount of withdrawal.  This is  particularly  useful to  shareholders  living on fixed incomes, since it can provide them with a stable supplemental amount. This
$5,000  minimum  does not  apply  for the  investments  made  through  qualified retirement  plans.  Shares  purchased  with the initial  investment  and through reinvestment  of cash dividends and realized  securities  profits  distributions will be

                                       58

credited to the shareholder's  account and sufficient full and fractional shares will be redeemed at the NAV  calculated on the third  business day preceding the mailing date.

     Checks are dated  either the 1st or the 15th of the month,  as  selected by the  shareholder  (unless  such date falls on a holiday or a  weekend),  and are normally  mailed within two business days.  Both ordinary  income  dividends and realized  securities profits  distributions will be automatically  reinvested in additional  shares of the Class at NAV.  This  plan is not  recommended  for all investors  and  should  be  started  only  after  careful  consideration  of its operation and effect upon the investor's savings and investment  program. To the extent  that  withdrawal  payments  from the plan  exceed any  dividends  and/or realized  securities  profits  distributions paid on shares held under the plan, the  withdrawal  payments  will  represent  a return of  capital,  and the share
balance  may  in  time  be  depleted,   particularly  in  a  declining   market.
Shareholders  should not purchase  additional  shares while  participating  in a
Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments  constitutes a taxable event and a shareholder  may incur a capital gain or loss for federal income tax purposes.
This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals  under  this  plan  made  concurrently  with the  purchases  of additional shares may be disadvantageous to the shareholder.  Purchases of Class
A Shares through a periodic  investment  program in the Funds must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except  if the  shareholder  is a  participant  in a  retirement  plan  offering
Delaware  Investments Funds or is investing in Delaware  Investments Funds which do not  carry a sales  charge.  Redemptions  of  Class A  Shares  pursuant  to a
Systematic  Withdrawal Plan may be subject to a Limited CDSC if the purchase was made  at net  asset  value  and a  dealer's  commission  has  been  paid on that purchase.  The  applicable  Limited CDSC for Class A Shares and CDSC for Class B
and C Shares  redeemed  via a Systematic  Withdrawal  Plan will be waived if the annual amount  withdrawn in each year is less than 12% of the account balance on the date that the Plan is  established.  If the annual  amount  withdrawn in any year  exceeds  12% of the  account  balance  on the  date  that  the  Systematic
Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC,  including an assessment for previously redeemed amounts under the Plan.  Whether a waiver  of the CDSC is  available  or not,  the first shares to be redeemed for each Systematic  Withdrawal Plan payment will be those not subject to a CDSC because they have either  satisfied  the required  holding period or were acquired through the reinvestment of distributions.  See the Fund
Classes' Prospectuses for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic  Withdrawal Plan must complete an authorization  form. If the recipient of Systematic  Withdrawal Plan payments is other than the  registered  shareholder,  the  shareholder's  signature  on this authorization must be guaranteed.  Each signature  guarantee must be supplied by an eligible  guarantor  institution.  Each Fund  reserves  the right to reject a
signature   guarantee   supplied  by  an  eligible   institution  based  on  its
creditworthiness. This plan may be terminated by the shareholder or the Transfer
Agent at any time by giving written notice.

     Systematic  Withdrawal  Plan  payments are normally  made by check.  In the alternative,  you may elect to have  your  payments  transferred  from your Fund account to your  pre-designated  bank account through the  MoneyLine(SM)  Direct
Deposit Service. Your funds will normally be credited to your bank account up to four business  days after the payment date.  There are no separate fees for this redemption  method. It may take up to four business days for the transactions to be completed.  You can initiate  this service by completing an Account  Services form. If your name and address are not identical to the name and address on your
Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service;  however,  your bank may charge a fee. This service is not available for retirement plans.

     The  Systematic  Withdrawal  Plan is not  available  for the  Institutional
Class.  Shareholders  should consult with their financial  advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

                                       59

Contingent  Deferred  Sales  Charge for  Certain  Redemptions  of Class A Shares
Purchased at Net Asset Value
     For  purchases  of  $1,000,000,  a Limited  CDSC will be imposed on certain redemptions  of Class A Shares  (or  shares  into  which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during  the first  year after the  purchase;  and (ii) 0.50% if such  shares are redeemed during the second year after the purchase,  if such purchases were made at NAV and triggered the payment by the  Distributor of the dealer's  commission described above in "Dealer's Commission" under "Purchasing Shares."

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class
A Shares  being  redeemed  or (2) the NAV of such  Class A Shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at  purchase  of the Class A Shares  even if those  shares  are later exchanged for shares of another  Delaware  Investments Fund and, in the event of an  exchange  of  Class  A  Shares,  the  "NAV  of such  shares  at the  time of redemption" will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subjected  to the  Limited  CDSC and an  exchange  of such  Class A Shares  into another Delaware Investments Fund will not trigger the imposition of the Limited
CDSC at the time of such  exchange.  The period a  shareholder  owns shares into which Class A Shares are exchanged  will count towards  satisfying  the two-year holding  period.  The  Limited  CDSC is  assessed if such two year period is not satisfied  irrespective  of whether the redemption  triggering its payment is of
Class A Shares of the Funds or Class A Shares acquired in the exchange.

     In determining  whether a Limited CDSC is payable,  it will be assumed that shares not subject to the Limited CDSC are the first redeemed  followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please  see the Fund  Classes'  Prospectuses  for  instances  in which  the
Limited CDSC  applicable  to Class A Shares and the CDSCs  applicable to Class B and C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes'  Prospectuses,  certain  retirement plans that contain  certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

o    The redemption must be made by a group defined contribution retirement plan that purchased  Class A shares through a retirement  plan alliance  program that  required  shares to be available at net asset value and RFS served as the  sponsor  of  the  alliance  program  or  had a  product  participation agreement with the sponsor of the alliance  program that specified that the limited CDSC would be waived.

o    The redemption must be made by any group retirement plan (excluding defined
     benefit   pension  plans)  that  purchased   Class  C  shares  prior  to  a
     recordkeeping  transition  period  from  August  2004 to  October  2004 and purchased shares through a retirement plan alliance program,  provided that
     (i)  RFS  was  the  sponsor  of  the  alliance  program  or  had a  product participation  agreement with the sponsor of the alliance  program and (ii)
     RFS  provided  fully  bundled   retirement  plan  services  and  maintained
     participant records on its proprietary recordkeeping system.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions
     Each Fund intends to pay out substantially all of its net investment income and net realized capital gains. Such payments,  if any, will be made once a year during the first  quarter of the following  fiscal year,  typically in December.
All dividends and any capital gains distributions will be automatically credited to the shareholder's

                                       60

account in additional shares of the same class of the Fund
at NAV unless the  shareholder  requests in writing that such  dividends  and/or distributions be paid in cash.

     Dividend  payments  of  $1.00  or less  will be  automatically  reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's  dividends  increase to greater than $1.00, the shareholder  would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of  dividends or other  distributions  which cannot be delivered  by the United  States Post  Office or which  remains  uncashed  for a period of more than one year may be reinvested in the  shareholder's  account at the  then-current  NAV and the  dividend  option  may be  changed  from  cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a  shareholder's  mail is returned by the U.S.
Post Office or the Fund is otherwise  unable to locate the shareholder or verify the shareholder's  mailing address.  These costs may include a percentage of the account when a search  company  charges a  percentage  fee in exchange for their location services.

     Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver,
Class A Shares,  Class B Shares,  Class C Shares  and Class R Shares  alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions of Net Investment  Income. The Funds receive income generally in the  form of  dividends  and  interest  on  their  investments  in  portfolio securities.  This income,  less  expenses  incurred in the  operation of a Fund, constitutes  its net investment  income from which dividends may be paid to you.
If you are a taxable  investor,  any  distributions  by a Fund from such  income
(other than qualified  dividends)  will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

     Distributions  of Capital Gains. A Fund may derive capital gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term  capital gain over net short-term  capital loss will be taxable to you as long-term  capital  gain,  regardless of how long you have held your shares in the Fund. Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year and may be distributed more frequently,  if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

     Effect of Foreign  Withholding  Taxes.  The Funds may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce a Fund's distributions paid to you.

     Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt  securities are treated as ordinary income by a  Fund.  Similarly,  foreign  exchange  losses  realized  on the  sale  of debt
securities   generally  are  treated  as  ordinary  losses.   These  gains  when
distributed  are  taxable to you as  ordinary  income,  and any losses  reduce a
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax purposes to be passive foreign investment companies
(PFICs).  When investing in PFIC  securities,  a Fund intends to  mark-to-market these  securities  and will  recognize  any gains at the end of its  fiscal  and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously  recognized gains.  These gains (reduced by allowable  losses) are treated as ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation dividends. These

                                       61

dividends  generally  will not  qualify  for the  reduced  rate of  taxation  on qualified dividends when distributed to you by a Fund.

     Information  on the Amount and Tax  Character of  Distributions.  The Funds
will inform you of the amount and  character of your  distributions  at the time they are paid, and will advise you of the tax status of such  distributions  for federal  income tax purposes  shortly after the close of each calendar  year. If you have  not held  Fund  shares  for a full  year,  a Fund  may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income  that is not  equal to the  actual  amount of such  income earned during the period of your investment in the Fund.  Taxable  Distributions declared by a Fund in  December,  but paid in January,  are taxable to you as if they were paid in December.

     Election  to be Taxed as a  Regulated  Investment  Company.  Each  Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the  Internal  Revenue  Code (the  "Code") and intends to so qualify  during the current fiscal year. As regulated investment companies,  the Funds generally pay no federal income tax on the income and gains they  distribute to you. The Board of Trustees  reserves the right not to distribute a Fund's net long-term capital gain or not to maintain the  qualification  of a Fund as a regulated  investment company  if  it  determines  such  a  course  of  action  to  be  beneficial  to shareholders.  If net long-term capital gain is retained,  a Fund would be taxed on the gain,  and  shareholders  would be notified  that they are  entitled to a credit or refund  for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as  dividend  income to the  extent of such  Fund's  earnings  and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i) A Fund must maintain a diversified portfolio of securities,  wherein no security,  including the securities of a qualified  publicly traded  partnership
(other  than  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 25% of the Fund's  total  assets,  and,  with respect to 50% of the Fund's total assets,  no  investment  (other than cash and cash  items,  U.S.  government  securities  and  securities  of other  regulated investment  companies)  can exceed 5% of the Fund's  total  assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments  with respect to  securities  loans,  gains from the sale or disposition of stock, securities or foreign currencies,  or other income derived with  respect  to its  business  of  investing  in such  stock,  securities,  or currencies,  and net income  derived  from an interest  in a qualified  publicly traded partnership; and

     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company  taxable  income and net  tax-exempt  income for each of its fiscal years.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code  requires  each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year. Each Fund intends to declare and pay these distributions in
December  (or to pay them in  January,  in which  case  you must  treat  them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales,  Exchanges  and  Redemption  of Fund Shares.  Sales,  exchanges  and redemptions (including redemptions in kind) are taxable transactions for federal and state  income tax  purposes.  If you redeem  your Fund  shares the  Internal
Revenue Service requires you to report any gain or loss on your  redemption.  If you held your shares as a capital asset,  the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

                                       62

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis-- Class A Shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

          o    In  your  original  purchase  of  Fund  shares,  you  received  a reinvestment  right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

          o    You sell some or all of your  original  shares  within 90 days of their purchase, and

          o    You reinvest the sales proceeds in the Fund or in another Fund of the Trust,  and the sales  charge that would  otherwise  apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

     U.S.  Government  Securities.  Income  earned on  certain  U.S.  government obligations  is exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct  obligations of the U.S.  government,  subject in some states to minimum  investment  or reporting  requirements  that must be met by a
Fund.  Income on  investments  by a Fund in certain other  obligations,  such as repurchase agreements collateralized by U.S. government obligations,  commercial paper and federal  agency-backed  obligations  (e.g., GNMA or FNMA obligations), generally  does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals.  For individual shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends eligible for taxation at  long-term  capital  gain rates.  This  reduced  rate  generally  is available  for  dividends  paid by a Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.  Because  the  income  of the  Delaware  Diversified  Income  Fund primarily is derived from  investments  earning  interest  rather than  dividend income,  generally none or only a small  percentage of its income dividends will be qualified divided income.

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

                                       63

     After the close of its fiscal year, each Fund will designate the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable  at  reduced  rates.  If 95% or more of a Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations.  For corporate shareholders,
a  portion   of  the   dividends   paid  by  the  Fund  may   qualify   for  the
dividends-received  deduction.  The portion of dividends  paid by a Fund that so qualifies  will  be  designated  each  year in a  notice  mailed  to the  Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund
from  domestic   (U.S.)   corporations   that  would  have   qualified  for  the
dividends-received  deduction  in the  hands of a Fund if the Fund was a regular corporation. However, because the income of the Delaware Diversified Income Fund primarily is derived from  investments  earning  interest  rather than  dividend income,  generally none or only a small  percentage of its income dividends will be eligible for the corporate dividends-received deduction.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

     Investment  in  Complex  Securities.   The  Funds  may  invest  in  complex
securities  that could be subject to  numerous  special  and  complex tax rules.
These rules  could  accelerate  the  recognition  of income by a Fund  (possibly
causing  the  Fund  to  sell   securities   to  raise  the  cash  for  necessary
distributions)  and/or  defer a Fund's  ability to  recognize  a loss,  and,  in limited cases,  subject a Fund to U.S. federal income tax on income from certain foreign  securities.  These  rules  could  also  affect  whether  gain  or  loss recognized  by a Fund is treated as  ordinary  or  capital,  or as  interest  or dividend income.  In addition,  a Fund's  investment in REIT securities could in limited  circumstances  cause a tax-exempt  investor to have unrelated  business taxable  income.  These rules  could,  therefore,  affect the amount,  timing or character of the income distributed to you by a Fund. For example:

     Derivatives.  Each Fund is permitted to invest in certain options, futures, forwards or foreign currency  contracts.  If a Fund makes these investments,  it could be required to  mark-to-market  these contracts and realize any unrealized gains and losses at its fiscal  year end even  though it  continues  to hold the contracts.  Under these rules, gains or losses on the contracts  generally would be treated as 60% long-term  and 40%  short-term  gains or losses,  but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes,  the Fund also would be required to  mark-to-market  these contracts  annually as of October 31
(for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

     Short sales and  securities  lending  transactions.  A Fund's  entry into a short sale  transaction  or an option or other  contract could be treated as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position.  Additionally,  a Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned,  will generally not qualify as qualified interest income for foreign withholding tax purposes.

     Tax  straddles.  A Fund's  investment  in options,  futures,  forwards,  or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other

                                       64

securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor  position"  that would  require any loss  realized by it to be deferred for tax purposes.

     Securities  purchased  at  discount.  A Fund  is  permitted  to  invest  in securities  issued or  purchased at a discount,  such as zero  coupon,  deferred interest  or  payment-in-kind  (PIK)  bonds that could  require it to accrue and distribute income not yet received. If it invests in these securities,  the Fund could be required to sell  securities in its portfolio  that it otherwise  might have  continued  to hold in  order to  generate  sufficient  cash to make  these distributions.

     Investment in REITs. Certain tax-exempt  shareholders,  including qualified pension plans, IRAs, salary deferral arrangements (401(k)s) and other tax-exempt entities,  generally are exempt from federal income taxation except with respect to their  unrelated  business  taxable income (UBTI).  To the extent that a Fund invests in a REIT that  invests in REMIC  residual  interests,  a portion of the
Fund's income that is  attributable  to these  residual  interests (and which is referred  to in the Code as an  "excess  inclusion")  will be subject to federal income tax in all  events.  Treasury  regulations  that have yet to be issued in final form are  expected to provide  that excess  inclusion  income of regulated investment  companies,  such as a Fund, will be allocated to shareholders of the regulated  investment  company in proportion  to the dividends  received by such shareholders,  with the same  consequences  as if you  held  the  related  REMIC residual  interest  directly.  In general,  excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions),  (ii) will constitute UBTI to entities  (including a qualified pension plan, an IRA, a 401(k) plan or other tax-exempt  entity)  subject  to  tax  on  unrelated  business  income,  thereby potentially  requiring such an entity that is allocated excess inclusion income, and otherwise  might not be required to file a tax return,  to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Credit Default Swap  Agreements.  A Fund may enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent  non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly,  while a Fund intends to account for such  transactions  in a manner  deemed to be  appropriate,  the IRS might not accept such  treatment.  The Funds intend to monitor  developments  in this area.  Certain  requirements that must be met under the Code in order for a
Fund to qualify as a regulated  investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

     Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

          o    provide your correct social  security or taxpayer  identification number,
          o    certify that this number is correct,
          o    certify that you are not subject to backup withholding, and
          o    certify that you are a U.S.  person  (including  a U.S.  resident alien).

     The  Fund  also  must  withhold  if the  IRS  instructs  it to do so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

     Non-U.S.  Investors.  Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax  certification  requirements.
Foreign persons should consult their tax advisors about the

                                       65

applicability  of U.S. tax withholding  and the use of the appropriate  forms to certify their status.

     In general.  The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

     Capital Gain  Dividends & Short-Term  Capital Gain  Dividends.  In general, capital  gain  dividends  paid by a Fund from  either  long-term  or  short-term capital  gains (other than gain  realized on  disposition  of U.S. real property interests) are not subject to U.S.  withholding tax unless you are a nonresident alien  individual  present  in  the  United  States  for  a  period  or  periods aggregating 183 days or more during the taxable year.

     Interest-Related Dividends. Also, interest-related dividends paid by a Fund from  qualified  interest  income  are  not  subject  to U.S.  withholding  tax.
"Qualified interest income" includes,  in general, U.S. source: (1) bank deposit interest;  (2) short-term  original discount;  (3) interest  (including original issue discount, market discount, or acquisition discount) on an obligation which is in  registered  form,  unless  it is  earned  on an  obligation  issued  by a corporation or  partnership in which the Fund is a 10-percent  shareholder or is
contingent  interest;  and  (4)  any  interest-related   dividend  from  another
regulated investment company.

     Limitations on Tax Reporting for Interest-Related  dividends and Short-term
Capital Gain dividends for non-U.S.  investors.  While a Fund makes every effort to disclose any amounts of  interest-related  dividends and  short-term  capital gains distributed to its non-U.S. shareholders,  intermediaries who have assumed tax  reporting  responsibilities  on  these  distributions  may not  have  fully developed  systems that will allow these tax  withholding  benefits to be passed through to them.

     Other.  Ordinary  dividends  paid by a Fund to  non-U.S.  investors  on the income earned on portfolio  investments in (i) the stock of domestic and foreign corporations,  and (ii) the debt of foreign  issuers  continue  to be subject to
U.S.  withholding  tax. If you hold your Fund shares in  connection  with a U.S.
trade  or  business,  your  income  and  gains  will be  considered  effectively connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a  nonresident  U.S.  income tax  return.  The  exemption  from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends  paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     U.S. Estate Tax. A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the proportion of the assets held by the Fund at the end of
the  quarter   immediately   preceding  the  decedent's   death  that  are  debt
obligations,  deposits,  or other  property  that would  generally be treated as situated  outside  the  United  States  if held  directly  by the  estate.  This provision  applies to decedents dying after December 31, 2004 and before January
1, 2008.

     U.S Tax Certification  Rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8BEN provided  without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     This discussion of "Dividends,  Distributions and Taxes" is not intended or written to be used as tax advice and does not  purport to deal with all  federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

                                       66

                             PERFORMANCE INFORMATION

     To obtain the Funds'  most  current  performance  information,  please call
(800) 523-1918 or visit www.delawareinvestments.com.

     Each Fund calculates its total returns for each Class of shares  separately on an "annual  total  return" basis for various  periods.  Average  annual total return reflects the average annual  percentage  change in value of an investment in the Class over the measuring  period.  Total returns for each Class of shares also may be calculated on an "aggregate total return" basis for various periods.
Aggregate  total return reflects the total  percentage  change in value over the measuring  period.  Both methods of calculating  total return reflect changes in the  price  of the  shares  and  assume  that any  dividends  and  capital  gain distributions  made by a Fund with  respect  to a Class  during  the  period are reinvested in the shares of that Class.  When  considering  average total return figures  for  periods  longer than one year,  it is  important  to note that the annual  total  return of a Class for any one year in the period  might have been more or less  than  the  average  for the  entire  period.  Each  Fund  also may advertise from time to time the total return of one or more Classes of shares on a  year-by-year  or  other  basis  for  various  specified  periods  by means of quotations, charts, graphs or schedules.

FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA
19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the financial  statements contained in each
Fund's Annual Report.  Each Fund's Statement of Net Assets,  Statement of Assets
and Liabilities (as applicable),  Statement of Operations,  Statement of Changes in Net Assets,  Financial Highlights and Notes to Financial Statements,  as well as the report of Ernst & Young LLP, the independent registered public accounting firm,  for the fiscal year ended  October 31,  2005,  are included in the Funds'
Annual  Reports  to  shareholders.   The  financial   statements  and  financial
highlights,  the notes  relating  thereto  and the  reports of Ernst & Young LLP listed above are  incorporated  by reference  from the Annual  Reports into this
Part B.

PRINCIPAL HOLDERS

     As of January 31, 2006,  management believes the following accounts held 5%
or more of the outstanding shares of the Funds:

------------------------------- ---------------------------------------------- ----------------------
Class                           Name and Address of Account                               Percentage
------------------------------- ---------------------------------------------- ----------------------
Delaware Diversified Income     Merrill Lynch, Pierce, Fenner & Smith For                     10.94%
Fund Class A                    the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------
Delaware Diversified Income     Merrill Lynch, Pierce, Fenner & Smith For                      9.31%
Fund Class B                    the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------
Delaware Diversified Income     Merrill Lynch, Pierce, Fenner & Smith For                     34.11%
Fund Class C                    the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------
                                Citigroup Global Markets, Inc.                                 5.66%
                                House Account
                                Attn: Peter Booth, 7th Floor
                                333 W 34th Street
                                New York, NY 10001-2402
------------------------------- ---------------------------------------------- ----------------------

                                       67

------------------------------- ---------------------------------------------- ----------------------
Delaware Diversified Income     Merrill Lynch, Pierce, Fenner & Smith For                     65.64%
Fund Class R                    the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------

                                       68

------------------------------- ---------------------------------------------- ----------------------
Delaware Diversified Income     FTC & Co.                                                     29.28%
Fund Institutional Class        Attn: Datalynx
                                P.O. Box 173736
                                Denver, CO 80217-3736
------------------------------- ---------------------------------------------- ----------------------
                                The Northern Trust Company TTEE                               14.81%
                                CIBA Specialty Chemicals 401K DV Plan
                                P.O. Box 92994
                                Chicago, IL 60675-2994
------------------------------- ---------------------------------------------- ----------------------
                                Charles Schwab & Co. Inc.                                      7.89%
                                Special Custody Acct.
                                For the Benefit of Customers
                                Attn: Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
------------------------------- ---------------------------------------------- ----------------------
                                RS DMC Employee MPP Plan                                       7.49%
                                Delaware Management Co. MPP Trust
                                c/o Rick Seidel
                                2005 Market Street
                                Philadelphia, PA 19103-7042
------------------------------- ---------------------------------------------- ----------------------
Delaware U.S. Growth Fund       Merrill Lynch, Pierce, Fenner & Smith For                     27.99%
Class C                         the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------
                                Citigroup Global Markets, Inc.                                11.01%
                                House Account
                                Attn: Peter Booth, 7th Floor
                                333 W 34th Street
                                New York, NY 10001-2402
------------------------------- ---------------------------------------------- ----------------------
Delaware U.S. Growth Fund       Merrill Lynch, Pierce, Fenner & Smith For                     60.29%
Class R                         the Sole Benefit of its Customers
                                Attn: Fund Administration
                                4800 Deer Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246-6484
------------------------------- ---------------------------------------------- ----------------------
                                MG Trust Company TTEE                                         19.87%
                                King's of New Castle
                                700 17th Stret, Suite 300
                                Denver, CO 80202-3531
------------------------------- ---------------------------------------------- ----------------------
                                MCB Trust Services Custodian FBO                              14.51%
                                DIW Group Inc.
                                700 17th Street, Suite 300
                                Denver, CO 80202-3531
------------------------------- ---------------------------------------------- ----------------------
Delaware U.S. Growth Fund       Hollowwave & Co.                                              15.72%
Institutional Class             c/o State Street Bank
                                P.O. Box 5496
                                Boston, MA 02206-5496
------------------------------- ---------------------------------------------- ----------------------

                                       69

------------------------------- ---------------------------------------------- ----------------------
                                JP Morgan Chase Bank as Trustee for                           13.04%
                                United Benefits Group's Co-Op
                                Retirement Plan Trust
                                345 Park Avenue
                                Attn:  Kenneth Louie
                                New York, NY 10159
------------------------------- ---------------------------------------------- ----------------------

                                       70

                       APPENDIX A--DESCRIPTION OF RATINGS

     Each Fund has the  ability  to  invest up to 10% of its net  assets in high yield,  high risk  fixed-income  securities.  The following  paragraphs  contain excerpts  from  Moody's and S&P's  rating  descriptions.  These  credit  ratings evaluate  only the safety of  principal  and  interest  and do not  consider the market value risk associated with high yield securities.

General Rating Information

----------------------------- ------- ----------------------------------------------
Moody's Investors Service -   Aaa     Bonds which are rated Aaa are judged to be
Bond Ratings                          of the best quality.  They carry the
                                      smallest degree of investment risk and are
                                      generally referred to as "gilt edge."
                                      Interest payments are protected by a large
                                      or by an exceptionally stable margin and
                                      principal is secure.  While the various
                                      protective elements are likely to change,
                                      such changes as can be visualized are most
                                      unlikely to impair the fundamentally strong
                                      position of such issues.
----------------------------- ------- ----------------------------------------------
                              Aa      Bonds which are rated Aa are judged to be of
                                      high quality by all standards.  Together
                                      with the Aaa group they comprise what are
                                      generally known as high grade bonds.  They
                                      are rated lower than Aaa bonds because
                                      margins of protection may not be as large as
                                      in Aaa securities or fluctuation of
                                      protective elements may be of greater
                                      amplitude or there may be other elements
                                      which make the long-term risks appear
                                      somewhat larger than in Aaa securities.
----------------------------- ------- ----------------------------------------------
                              A       Bonds which are rated A possess many
                                      favorable investment attributes and are
                                      considered as upper medium grade
                                      obligations.  Factors giving security to
                                      principal and interest are considered
                                      adequate but elements may be present which
                                      suggest a susceptibility to impairment
                                      sometime in the future.
----------------------------- ------- ----------------------------------------------
                              Baa     Bonds that are rated Baa are considered
                                      medium grade obligations, i.e., they are
                                      neither highly protected nor poorly
                                      secured.  Interest payments and principal
                                      security appear adequate for the present but
                                      certain protective elements may be lacking
                                      or may be characteristically unreliable over
                                      any great length of time.  Such bonds lack
                                      outstanding investment characteristics and
                                      in fact have speculative characteristics as
                                      well.
----------------------------- ------- ----------------------------------------------
                              Ba      Bonds which are rated Ba are judged to have
                                      speculative elements; their future cannot be
                                      considered as well-assured.  Often the
                                      protection of interest and principal
                                      payments may be very moderate, and thereby
                                      not well safeguarded during both good and
                                      bad times over the future.  Uncertainty of
                                      position characterizes bonds in this class.
----------------------------- ------- ----------------------------------------------
                              B       Bonds which are rated B generally lack
                                      characteristics of the desirable
                                      investment.  Assurance of interest and
                                      principal payments or of maintenance of
                                      other terms of the contract over any long
                                      period of time may be small.
----------------------------- ------- ----------------------------------------------
                              Caa     Bonds which are rated Caa are of poor
                                      standing.  Such issues may be in default or
                                      there may be present elements of danger with
                                      respect to principal or interest.
----------------------------- ------- ----------------------------------------------
                              Ca      Bonds which are rated Ca represent
                                      obligations which are speculative in a high
                                      degree.  Such issues are often in default or
                                      have other marked shortcomings.
----------------------------- ------- ----------------------------------------------

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----------------------------- ------- ----------------------------------------------
                              C       Bonds which are rated C are the lowest rated
                                      class of bonds, and issues so rated can be
                                      regarded as having extremely poor prospects
                                      of ever attaining any real investment
                                      standing.
----------------------------- ------- ----------------------------------------------

-------------------------------------------------------------------------------------
Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year
-------------------------------------------------------------------------------------
P-1          Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
------------ ------------------------------------------------------------------------
P-2          Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
------------ ------------------------------------------------------------------------
P-3          Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
------------ ------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Municipal Note Ratings
     Issuers or the  features  associated  with  Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings.  Each rating designation  is unique with no  implication as to any other similar issue of the same obligor.  MIG ratings  terminate at the retirement of the obligation  while
VMIG rating expiration will be a function of each issue's specific structural or credit features.

-------------------------------------------------------------------------------------
MIG 1/VMIG 1               This designation denotes best quality.  There is present
                           strong protection by established cash flows, superior
                           liquidity support, or demonstrated broad-based access to
                           the market for refinancing.
-------------------------- ----------------------------------------------------------
MIG 2/VMIG 2               This designation denotes high quality.  Margins of
                           protection are ample although not so large as in the
                           preceding group.
-------------------------- ----------------------------------------------------------
MIG 3/VMIG 3                This designation denotes favorable quality.  All
                           security elements are accounted for but there is lacking
                           the undeniable strength of the preceding grades.
                           Liquidity and cash flow protection may be narrow and
                           market access for refinancing is likely to be less well
                           established.
-------------------------- ----------------------------------------------------------
MIG 4/VMIG 4               This designation denotes adequate quality.  Protection
                           commonly regarded as required of an investment security
                           is present and although not distinctly or predominantly
                           speculative, there is specific risk.
-------------------------- ----------------------------------------------------------

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----------------------------- ------------ -----------------------------------------
S&P's - Bond Ratings          AAA          Debt rated AAA has the highest rating
                                           assigned by S&P to a debt obligation.
                                           Capacity to pay interest and repay
                                           principal is extremely strong.
----------------------------- ------------ -----------------------------------------
                              AA           Debt rated AA has a very strong
                                           capacity to pay interest and repay
                                           principal and differs from the highest
                                           rated issues only in a small degree.
----------------------------- ------------ -----------------------------------------
                              A            Debt rated A has a strong capacity to
                                           pay interest and repay principal
                                           although it is somewhat more
                                           susceptible to the adverse effects of
                                           changes in circumstances and economic
                                           conditions than debt in higher rated
                                           categories.
----------------------------- ------------ -----------------------------------------
                              BBB          Debt rated BBB is regarded as having an
                                           adequate capacity to pay interest an
                                           repay principal.  Whereas it normally
                                           exhibits adequate protection
                                           parameters, adverse economic conditions
                                           or changing circumstances are more
                                           likely to lead to a weakened capacity
                                           to pay interest and repay principal for
                                           debt in this category than in higher
                                           rated categories.
----------------------------- ------------ -----------------------------------------
                              BB, B, CCC   Debt rated BB, B, CCC or CC is
                              and CC       regarded, on balance, as predominately
                                           speculative with respect to capacity to
                                           pay interest and repay principal in
                                           accordance with the terms of the
                                           obligation.  BB indicates the lowest
                                           degree of speculation and CC the
                                           highest degree of speculation.  While
                                           such debt will likely have some quality
                                           and protective characteristics, these
                                           are outweighed by large uncertainties
                                           or major risk exposures to adverse
                                           conditions.
----------------------------- ------------ -----------------------------------------
                              C            This rating is reserved for income
                                           bonds on which no interest is being
                                           paid.
----------------------------- ------------ -----------------------------------------
                              D            Debt rated D is in default, and payment
                                           of interest and/or repayment of
                                           principal is in arrears.
----------------------------- ------------ -----------------------------------------

Commercial Paper Ratings

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

--------------------------------------------------------------------------------
A-1  The A-1 designation  indicates that the degree of safety  regarding  timely payment is either  overwhelming  or very strong.  A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.
--------------------------------------------------------------------------------
A-2  Capacity for timely payment on issues with the  designation  A-2 is strong.
     However,  the  relative  degree  of  safely  is not as high  as for  issues designated A-1.
------------ -------------------------------------------------------------------
A-3  Issues carrying this  designation  have a satisfactory  capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects
     of  changes  in  circumstances   than   obligations   carrying  the  higher
     designations.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Municipal Note Ratings
     An S&P municipal  note rating  reflects the  liquidity  concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating.  Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization  schedule  (the  larger the final  maturity  relative to other maturities, the more likely it will be treated as a note).

     Sources of payment (the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note).
--------------------------------------------------------------------------------
SP-1 Very strong or strong capacity to pay principal and interest.  Those issues determined to possess  overwhelming safety  characteristics will be given a plus (+) designation.
------------ -------------------------------------------------------------------
SP-2 Satisfactory capacity to pay principal and interest.
------------ -------------------------------------------------------------------
SP-3 Speculative capacity to pay principal and interest.
------------ -------------------------------------------------------------------

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